UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 02/28/18

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter
February 28, 2018

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The 12 months ended February 28, 2018, benefited from mostly upbeat economic data as the US job market continued to improve and the unemployment rate declined. Accordingly, the US Federal Reserve (Fed) increased its target range for the federal funds rate a quarter point to 1.25%–1.50% at its past December meeting.

During the period, the municipal bond market posted modest performance similar to other US fixed income classes, with generally higher returns for longer term and lower rated municipal bonds. Factors contributing to this positive investment environment for municipals included consistently low inflation and relatively steady interest rates, stagnant wage growth and geopolitical concerns. Federal government fiscal reform uncertainty also benefited tax-free municipals during most of the period, despite some volatility toward period-end in reaction to the government’s tax code revision efforts.

Shortly after the end of the reporting period, the Fed, under new chairman Jerome Powell, raised the federal funds rate another quarter point to a range of 1.50%-1.75%. The Fed based its decision on a stronger economic outlook in recent months.

In addition, Franklin Tax Free Trust’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of February 28, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Municipal Bond Market Overview

The municipal bond market outperformed the US Treasury market but underperformed US stock markets during the 12-month period ended February 28, 2018. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +2.50% total return for the period, while US Treasuries, as measured by the Bloomberg Barclays US Treasury Index, had a -0.56% total return.1 Both high-yield corporate bonds and high-yield municipal bonds outperformed their investment-grade counterparts. US stocks, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and US Treasuries with a +17.10% total return for the reporting period.1 US stocks generated strong returns through the first eleven months of the reporting period, but experienced a significant bout of volatility in early February that led to losses in that month and dragged down overall returns. Recent indications of stronger inflation and rising interest rates contributed to the volatility in stock markets and also drove losses in both the municipal bond market and US Treasury market during the first two months of 2018.

Municipal issuance during the reporting period totaled $414 billion.2 This represents an almost 8% decline from total issuance in the previous 12-month period ended February 28, 2017.2 Subdued issuance at the beginning of 2018 largely contributed to this decline, with only $37 billion issued thus far in 2018 (down 38% from the first two months of 2017).2 After accounting for redemptions (bonds that matured or were called out of the market), net issuance stood at $64 billion in 2017, which marked a third consecutive year of positive net issuance.3 However, net issuance turned negative in the first two months of 2018, standing at -$19 billion at period-end.3 According to the Investment Company Institute Trends in Mutual Fund Investing, municipal bond funds reported inflows for 10 of the 12 months of the reporting period, with the only negative flows occurring in December 2017 and February 2018. The total inflows for the period were approximately $28 billion.4

Impending tax reform contained potential implications for the municipal bond market and caused a deluge of supply in December, as issuers rushed to market before the end of the 2017. December supply of $63 billion and fourth-quarter 2017 supply of $145 billion eclipsed previous monthly and quarterly records of municipal bond issuance, respectively.2 Despite this extraordinary supply weighing on the market, strong demand buoyed returns through the end of the 2017. However, diminished issuance, heavy dealer inventories and selling pressures in 2018 led municipals to have a -1.47% total return during the first two months of 2018, as measured by the Bloomberg Barclays Municipal Bond Index, although it still performed better than the -2.10% total return for US Treasuries during the same period, as measured by the Bloomberg Barclays US Treasury Index.1

The Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its December 2017 meeting. The target range stood at 1.25%–1.50% at period-end. The Fed also increased the discount rate 0.25% to 2.00% in December. The Fed decided to raise interest rates at its December meeting due to the strength of the US jobs market and continued economic growth. This was the third rate hike of 2017, following increases of 0.25% in March and June.

Jerome Powell spoke before Congress for the first time as Fed Chair after succeeding Janet Yellen in that role. He indicated that the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating as inflation increases toward the Fed’s 2% target. He noted that there was no evidence of the economy overheating and that he had yet to see a clear move upward in wages.

Investors continued to favor risky assets through most of the period. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities, and high yield tax-exempt bonds outperformed their investment-grade counterparts. The Bloomberg Barclays High Yield Municipal Bond Index generated a +4.74% total return for the period and the Bloomberg Barclays Municipal Long Bond (22+ Years) Index returned +4.30% during the 12-month reporting period.1

Several developments affected Puerto Rico bonds over the reporting period. Please visit

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: The Bond Buyer, Thomson Reuters.

3. Source: Barclays Municipal Credit Research.

4. Source: Investment Company Institute, Trends in Mutual Fund Investing February 2018, 3/28/18.

See www.franklintempletondatasources.com for additional data provider information.

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MUNICIPAL BOND MARKET OVERVIEW

franklintempleton.com/investor/products/fund-resources/puerto-rico for the latest Puerto Rico updates from Franklin Templeton.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We do not purchase high yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Arizona Tax-Free Income Fund

This annual report for Franklin Arizona Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	7.66%

AA	54.03%

A	17.43%

BBB	6.70%

Refunded	9.87%

Not Rated	4.31%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.78 on February 28, 2017, to $10.58 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 37.50 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.20% based on an annualization of February’s 2.95 cent per share dividend and the maximum offering price of $11.05 on February 28, 2018. An investor in the 2018 maximum combined effective federal and Arizona

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.21	2.70	—	3.30
April	3.21	2.70	—	3.30
May	3.21	2.70	—	3.30
June	3.21	2.70	—	3.30
July	3.11	2.60	—	3.20
August	3.11	2.60	3.12	3.20
September	3.11	2.60	3.22	3.20
October	3.11	2.60	3.22	3.20
November	3.11	2.60	3.22	3.20
December	3.11	2.60	3.22	3.20
January	3.05	2.54	3.16	3.14
February	2.95	2.44	3.06	3.04
Total	37.50	31.38	22.22	38.58

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

personal income tax bracket of 45.34% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.85% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 68.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

State Update

Arizona’s economy continued to expand during the period under review. The state’s unemployment rate fell marginally from 5.1% in February 2017 to 4.9% in February 2018, but remained higher than the 4.1% national rate.3 In the state’s housing market, which was significantly hurt by the most recent recession, home prices rose during the period, however foreclosure rates increased.

The state concluded fiscal year (FY) 2017 on June 30 with a slight budget surplus, which exceeded expectations. Collections across the state’s major revenue categories were mixed, with sales and use tax and individual income tax collections contributing to general fund revenues. The state legislature approved higher spending in FY 2018 on K-12 and higher education, the Department of Economic Security, the Department of Child Safety and Arizona Health Care Cost Containment System compared to FY 2017. Lawmakers expect sales and use taxes and individual income tax collections to contribute significantly to revenue generation. The budget also provided a modest income-tax cut for residents. The forecasted budget is structurally balanced, as ongoing revenues are projected to exceed ongoing spending in FY 2018. Arizona’s proposed budget for FY 2019 included spending increases, largely on K-12 education, while preserving the general fund’s structural balance.

Arizona does not issue general obligation bonds but instead issues appropriation-backed lease debt and revenue bonds. The state had moderate debt levels, with net tax-supported debt of $696 per capita and 1.8% of personal income, compared with the national medians of $1,006 and 2.5%, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Arizona’s AA issuer credit rating with a stable outlook.5 The rating reflected S&P’s view of Arizona’s long-term creditworthiness based on ongoing improvement in the state’s economy and continued population and job growth that are outpacing the nation’s. S&P further cited Arizona’s strong financial position, relatively low average combined pension funded ratio and moderate debt burden.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for

Portfolio Composition
2/28/18

% of Total Investments*
Utilities	19.3%
Refunded**	18.5%
Higher Education	15.0%
Hospital & Health Care	12.1%
Tax-Supported	8.2%
Subject to Government Appropriations	7.3%
Housing	5.7%
Other Revenue	5.4%
Transportation	5.2%
General Obligation	3.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+1.62%	-2.71%
5-Year	+10.52%	+1.14%
10-Year	+53.77%	+3.94%

Advisor[3]
1-Year	+1.72%	+1.72%
5-Year	+11.05%	+2.12%
10-Year	+55.57%	+4.52%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.20%	5.85%	1.97%	3.60%
Advisor	3.44%	6.29%	2.15%	3.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/08–2/28/18)

Advisor Class (3/1/08–2/28/18)3

See page 11 for Performance Summary footnotes.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FTAZX)	$10.58	N/A	$10.78	-$0.20
C (FAZIX)	$10.75	N/A	$10.95	-$0.20
R6 (FAZRX)	$10.60	$10.84	N/A	-$0.24
Advisor (FAZZX)	$10.61	N/A	$10.81	-$0.20

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.3750

C	$0.3138

R6 (8/1/17–2/28/18)	$0.2222

Advisor	$0.3858

Total Annual Operating Expenses9

Share Class

A	0.63%

Advisor	0.53%

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +48.40% and +4.17%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Arizona personal income tax rate of 45.34%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$992.00	$3.26	$1,021.52	$3.31	0.66%
C	$1,000	$988.50	$5.97	$1,018.79	$6.06	1.21%
R6	$1,000	$992.60	$2.52	$1,022.27	$2.56	0.51%
Advisor	$1,000	$992.50	$2.77	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Colorado Tax-Free Income Fund

This annual report for Franklin Colorado Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	1.65%

AA	51.01%

A	17.85%

BBB	10.11%

Below Investment Grade	0.61%

Refunded	16.67%

Not Rated	2.10%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.66 on February 28, 2017, to $11.32 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 38.63 cents per share for the reporting period.2 The Performance Summary beginning on page 15 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.99% based on an annualization of February’s 2.95 cent per share dividend and the maximum

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.62	3.07	—	3.71
April	3.52	2.97	—	3.61
May	3.52	2.97	—	3.61
June	3.37	2.83	—	3.46
July	3.37	2.83	—	3.46
August	3.17	2.63	3.18	3.26
September	3.07	2.52	3.19	3.16
October	3.03	2.48	3.15	3.12
November	3.03	2.48	3.15	3.12
December	3.03	2.49	3.15	3.12
January	2.95	2.41	3.07	3.04
February	2.95	2.41	3.07	3.04
Total	38.63	32.09	21.96	39.71

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

offering price of $11.82 on February 28, 2018. An investor in the 2018 maximum combined effective federal and Colorado personal income tax bracket of 45.43% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.48% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 77.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

State Update

During the 12 months under review, Colorado’s economy has continued to be strong. The state’s economy is diverse, with several technology and service sector strengths. Solid growth in the health care, retail, leisure/hospitality and home construction industries has offset slowing in industries including mining and oil. Colorado’s long-term economic outlook is favorable amid a growing population and workforce, a relatively stable housing market, relatively low costs of living and conducting business, and a positive mix of technology and service industries. In this environment, Colorado had one of the lowest unemployment rates in the nation during the period. The state’s unemployment rate rose from 2.7% in February 2017 to 3.0% at period-end, which was lower than the 4.1% national rate.3

In May 2017, Colorado’s governor signed into law the budget for the 2017–2018 fiscal year. The budget included increased spending on education, affordable housing and a homeless prevention program. Driven by the strong economy, state revenues have shown steady growth, although reserves have remained narrow. In its September 2017 economic and revenue forecast, the state estimated that revenue growth was relatively slow in fiscal year 2017 despite a generally stronger economy and some recovery in the oil and gas industry. The governor’s recently released fiscal year 2019 budget included an increase to the state’s statutory reserve.

Colorado’s debt levels were lower than those of most other states, with net tax-supported debt of $353 per capita and 0.7% of personal income, compared with the $1,006 and 2.5% national medians.4 Independent credit rating agency Moody’s Investors Service assigned Colorado an issuer credit rating of Aa1 with a stable outlook.5 The rating reflected the state’s strong economic performance, higher-than-average income levels and low debt levels relative to other states. Headwinds included narrow reserves, above-average pension liabilities, and constitutional restrictions and voter initiatives that constrain budgeting flexibility. The stable outlook is based on the state’s generally conservative fiscal practices, as well as an economy that has continued to exhibit positive trends and debt levels that are expected to remain moderate.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for

Portfolio Composition
2/28/18

% of Total Investments*
Refunded**	19.9%
Tax-Supported	17.1%
Hospital & Health Care	16.0%
Higher Education	12.3%
Utilities	11.9%
General Obligation	9.6%
Subject to Government Appropriations	7.8%
Transportation	3.1%
Other Revenue	2.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+0.38%	-3.90%
5-Year	+9.67%	+0.99%
10-Year	+52.02%	+3.83%

Advisor[3]
1-Year	+0.48%	+0.48%
5-Year	+10.29%	+1.98%
10-Year	+53.31%	+4.37%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	2.99%	5.48%	1.87%	3.43%

Advisor	3.22%	5.90%	2.05%	3.76%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/08–2/28/18)

Advisor Class (3/1/08–2/28/18)3

See page 18 for Performance Summary footnotes.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FRCOX)	$11.32	N/A	$11.66	-$0.34
C (FCOIX)	$11.46	N/A	$11.79	-$0.33
R6 (FKTLX)	$11.33	$11.64	N/A	-$0.31
Advisor (FCOZX)	$11.32	N/A	$11.66	-$0.34

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.3863

C	$0.3209

R6 (8/1/17–2/28/18)	$0.2196

Advisor	$0.3971

Total Annual Operating Expenses9

Share Class

A	0.65%

Advisor	0.55%

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FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +42.80% and +4.22%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Colorado personal income tax rate of 45.43%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$986.30	$3.45	$1,021.32	$3.51	0.70%
C	$1,000	$983.70	$6.15	$1,018.60	$6.26	1.25%
R6	$1,000	$987.70	$2.71	$1,022.07	$2.76	0.55%
Advisor	$1,000	$986.70	$2.96	$1,021.82	$3.01	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Connecticut Tax-Free Income Fund

This annual report for Franklin Connecticut Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	7.64%

AA	38.61%

A	35.09%

Refunded	18.66%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.42 on February 28, 2017, to $10.08 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 34.44 cents per share for the reporting period.2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.17% based on an annualization of February’s 2.78 cent per share dividend and the maximum offering price of $10.53 on February 28, 2018. An investor in the 2018 maximum combined effective federal and Connecticut personal income tax bracket of 47.79% (including 3.80% Medicare tax) would need to earn a distribution rate of 6.07%

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.04	2.55	—	3.12
April	3.06	2.57	—	3.14
May	3.06	2.57	—	3.14
June	2.91	2.43	—	2.99
July	2.91	2.43	—	2.99
August	2.78	2.30	2.79	2.86
September	2.78	2.30	2.89	2.86
October	2.78	2.30	2.89	2.86
November	2.78	2.30	2.89	2.86
December	2.78	2.30	2.89	2.86
January	2.78	2.30	2.89	2.86
February	2.78	2.30	2.89	2.86
Total	34.44	28.65	20.13	35.40

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Connecticut’s economy grew during the 12 months under review. The state remained among the nation’s wealthiest, with

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 86.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

strong per-capita income well above national levels. During the period under review, home prices rose modestly and foreclosure rates generally declined. Connecticut’s unemployment rate declined from 4.9% in February 2017 to 4.6% at period-end, which was higher than the 4.1% national rate.3

During the state’s fiscal year (FY) 2017, lawmakers anticipated weaker-than-projected revenue growth. Lower income and sales tax collections led to lower-than-expected general fund revenues. Connecticut concluded FY 2017 (ended June 30, 2017) with a budget deficit, which was covered by a transfer from the state’s budget stabilization fund. Connecticut started its FYs 2018–2019 (beginning July 1, 2017) without an enacted biennial budget, which prompted the governor to sign an executive order taking over the state’s spending authority. The FY 2018–2019 biennial budget included budget cuts, consisting of workforce savings, education-related grant cuts to localities and reduced spending on higher education, among other items. Additionally, the budget included various revenue enhancement measures. In December 2017, Connecticut projected a revenue shortfall in mid-2018 and the governor proposed mid-year budget cuts and tax increases. Furthermore, mid-term budget adjustments for FY 2019 were announced in February 2018 that included spending cuts and revenue enhancement measures.

Connecticut’s debt levels remained among the nation’s highest, with net tax-supported debt at 9.7% of personal income and $6,505 per capita, compared with the national medians of 2.5% and $1,006, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) downgraded its rating on Connecticut’s general obligation bonds from AA- to A+, and changed its outlook from stable to negative.5 The rating reflects S&P’s view of the state’s diverse economy, high income levels, active monitoring of revenue and expenditures to identify and resolve mid-year budget gaps and adequate operating liquidity. In S&P’s view, these strengths were offset by cyclical budget performance, recent population declines and slow economic growth. Additionally, S&P believes that the state’s above-average debt, large, unfunded pension liabilities, and other post-employment benefits create significant and growing fixed-cost pressure that restrains Connecticut’s budgetary flexibility. The negative outlook reflects S&P’s expectation that the state is likely to continue facing increasing constraints, including revenue weakness and reduced revenue-raising flexibility, to achieve long-term structural balance.

Portfolio Composition
2/28/18

% of Total Investments*
Hospital & Health Care	25.2%
Refunded**	21.6%
Higher Education	19.0%
Utilities	18.6%
General Obligation	9.3%
Transportation	5.3%
Housing	0.8%
Other Revenue	0.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+0.03%	-4.19%
5-Year	+5.28%	+0.16%
10-Year	+42.09%	+3.13%

Advisor[3]
1-Year	+0.13%	+0.13%
5-Year	+5.90%	+1.15%
10-Year	+43.32%	+3.67%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	3.17%	6.07%	1.72%	3.29%

Advisor	3.40%	6.51%	1.87%	3.58%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/08–2/28/18)

Advisor Class (3/1/08–2/28/18)3

See page 25 for Performance Summary footnotes.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FXCTX)	$10.08	N/A	$10.42	-$0.34
C (FCTIX)	$10.16	N/A	$10.50	-$0.34
R6 (FCTQX)	$10.08	$10.30	N/A	-$0.22
Advisor (FCNZX)	$10.08	N/A	$10.42	-$0.34

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.3444

C	$0.2865

R6 (8/1/17–2/28/18)	$0.2013

Advisor	$0.3540

Total Annual Operating Expenses9

Share Class

A	0.71%

Advisor	0.61%

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.21% and +3.47%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Connecticut personal income tax rate of 47.79%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$992.80	$3.85	$1,020.93	$3.91	0.78%
C	$1,000	$990.10	$6.56	$1,018.20	$6.66	1.33%
R6	$1,000	$994.40	$3.07	$1,021.72	$3.11	0.62%
Advisor	$1,000	$994.30	$3.36	$1,021.42	$3.41	0.68%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

26	Annual Report	franklintempleton.com

Franklin Michigan Tax-Free Income Fund

This annual report for Franklin Michigan Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	7.41%

AA	61.71%

A	12.12%

Refunded	18.76%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.52 on February 28, 2017, to $11.25 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 36.82 cents per share for the reporting period.2 The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.99% based on an annualization of February’s 2.93 cent per share dividend and the maximum offering price of $11.75 on February 28, 2018. An investor in the 2018 maximum combined effective federal and Michigan personal income tax bracket of 45.05% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.44% from a taxable investment to match the Fund’s Class A tax-free

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.24	2.70	—	3.33
April	3.24	2.70	—	3.33
May	3.24	2.70	—	3.33
June	3.06	2.52	—	3.15
July	3.06	2.52	—	3.15
August	3.06	2.52	3.08	3.15
September	3.06	2.52	3.18	3.15
October	3.06	2.52	3.18	3.15
November	3.01	2.47	3.13	3.10
December	2.93	2.39	3.05	3.02
January	2.93	2.39	3.05	3.02
February	2.93	2.39	3.05	3.02
Total	36.82	30.34	21.72	37.90

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Michigan’s economy generally expanded for the 12 months under review. Although the state’s economy was diversified, the manufacturing sector continued to serve as a major employment source. Michigan’s unemployment rate began the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 102.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

period at 4.8% in February 2017 and slightly declined, but crept back up to 4.8% at period-end, which was above the 4.1% national average.3 The housing market was positive, as home prices rose and the foreclosure rate remained below the national rate during the review period.

Michigan’s fiscal year (FY) 2017 general fund-general purpose and school funding revenues were above FY 2016 levels, mainly due to higher sales tax, corporate income tax and individual income tax receipts, and lower refunds under the Michigan Business Tax, which was partially offset by higher individual income tax refunds and lower use tax revenues. The FY 2018 budget prioritizes sectors such as education and health and human services. The budget included increased spending on economic development, education and infrastructure. The budget also identified additional deposits to the budget stabilization fund (BSF) in FY 2018. In February 2018, the governor announced FY 2019 budget recommendations. For FY 2019, a large portion of the budget was dedicated to education and health and human services. The budget recommendations included tax relief measures and increased spending in economic development, education and infrastructure.

Michigan maintained relatively low debt levels, with net tax-supported debt at $689 per capita and 1.6% of personal income, compared with the national medians of $1,006 and 2.5%, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AA- rating of Michigan’s general obligation bonds and upwardly revised its outlook to positive from stable.5 The rating reflected S&P’s view of state’s cyclical but growing economy, adequate BSF balance, low pension plan and other postemployment benefit liabilities and structural budget balance. The revised positive outlook reflected S&P’s view of Michigan’s employment and demographic indicators and projected growth in reserve levels.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative,

Portfolio Composition
2/28/18

% of Total Investments*
General Obligation	31.6%
Refunded**	23.3%
Hospital & Health Care	22.2%
Higher Education	14.3%
Utilities	4.5%
Subject to Government Appropriations	4.0%
Housing	0.1%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+0.85%	-3.43%
5-Year	+8.71%	+0.80%
10-Year	+41.27%	+3.07%

Advisor[3]
1-Year	+1.03%	+1.03%
5-Year	+9.32%	+1.80%
10-Year	+43.00%	+3.64%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	2.99%	5.44%	1.84%	3.35%

Advisor	3.21%	5.84%	2.01%	3.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 32 for Performance Summary footnotes.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/08–2/28/18)

Advisor Class (3/1/08–2/28/18)3

See page 32 for Performance Summary footnotes.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FTTMX)	$11.25	N/A	$11.52	-$0.27
C (FRMTX)	$11.43	N/A	$11.69	-$0.26
R6 (FKTNX)	$11.29	$11.53	N/A	-$0.24
Advisor (FMTFX)	$11.29	N/A	$11.55	-$0.26

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.3682

C	$0.3034

R6 (8/1/17–2/28/18)	$0.2172

Advisor	$0.3790

Total Annual Operating Expenses9

Share Class

A	0.65%

Advisor	0.55%

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +38.14% and +3.40%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Michigan personal income tax rate of 45.05%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$992.00	$3.36	$1,021.42	$3.41	0.68%
C	$1,000	$989.40	$6.07	$1,018.70	$6.16	1.23%
R6	$1,000	$992.70	$2.67	$1,022.12	$2.71	0.54%
Advisor	$1,000	$992.50	$2.87	$1,021.82	$2.91	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Minnesota Tax-Free Income Fund

This annual report for Franklin Minnesota Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	10.87%

AA	67.24%

A	12.52%

Refunded	9.10%

Not Rated	0.27%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.27 on February 28, 2017, to $12.07 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 35.30 cents per share for the reporting period.2 The Performance Summary beginning on page 36 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.76% based on an annualization of February’s 2.90 cent per share dividend and the maximum offering price of $12.61 on February 28, 2018. An investor in the 2018 maximum combined effective federal and Minnesota personal income tax bracket of 50.65% (including 3.80%

Medicare tax) would need to earn a distribution rate of 5.59% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.00	2.43	—	3.10
April	3.00	2.43	—	3.10
May	3.00	2.43	—	3.10
June	3.00	2.42	—	3.10
July	3.00	2.42	—	3.10
August	2.90	2.32	2.95	3.00
September	2.90	2.32	3.05	3.00
October	2.90	2.32	3.05	3.00
November	2.90	2.32	3.05	3.00
December	2.90	2.32	3.05	3.00
January	2.90	2.32	3.05	3.00
February	2.90	2.32	3.05	3.00
Total	35.30	28.37	21.25	36.50

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 102.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

State Update

Minnesota’s broad-based economy expanded during the 12 months under review, although growth continued to lag that of the national rate. The state’s unemployment rate moved from 3.7% in February 2017 to 3.2% at period-end, significantly lower than the 4.1% national average.3 Overall, the state’s labor force participation improved during the review period. Home prices and building permits in the state rose, while foreclosure rates remained lower than the national rate.

The state ended its fiscal year 2017 on June 30, 2017, with net general fund receipts relatively unchanged from February 2017 revenue forecasts, as lower-than-expected individual income tax receipts were offset by higher-than-expected corporate franchise and general sales and use tax and other revenue receipts. The enacted budget for the 2018–2019 biennium is balanced and includes increased spending in education, health and human services, transportation and public safety. Additionally, it also included increased funding to local government and county program aid. The budget outlook for 2018–2019 improved with a revision in February 2018, as revenue forecasts increased for individual income, general sales, corporate and other tax revenue. The projected revenues were estimated to exceed higher spending over 2018–2019.

Minnesota’s net tax-supported debt was 2.9% of personal income and $1,480 per capita, compared with the national medians of 2.5% and $1,006, respectively.4 Independent credit rating agency Moody’s Investors Service assigned an Aa1 rating with a stable outlook on Minnesota’s general obligation debt, citing the state’s strong and growing economy supporting healthy revenue growth in recent years, strong financial management that resulted in replenishment of budget reserves and sound management practices.5 According to Moody’s, some of Minnesota’s challenges include a history of budgetary gridlocks and a slight slowdown in personal income tax growth. Overall, the rating agency believes Minnesota’s economic fundamentals to be strong.

Portfolio Composition
2/28/18

% of Total Investments*
General Obligation	30.3%
Hospital & Health Care	16.9%
Refunded**	16.5%
Utilities	14.8%
Transportation	7.0%
Higher Education	6.9%
Housing	3.3%
Subject to Government Appropriations	3.1%
Other Revenue	1.0%
Tax-Supported	0.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government – US: Medians – Total Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+1.23%	-3.04%
5-Year	+8.52%	+0.76%
10-Year	+47.83%	+3.54%

Advisor[3]
1-Year	+1.41%	+1.41%
5-Year	+9.13%	+1.76%
10-Year	+49.31%	+4.09%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.76%	5.59%	1.72%	3.49%
Advisor	2.98%	6.04%	1.90%	3.85%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 39 for Performance Summary footnotes.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/08–2/28/18)

Advisor Class (3/1/08–2/28/18)3

See page 39 for Performance Summary footnotes.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FMINX)	$12.07	N/A	$12.27	-$0.20
C (FMNIX)	$12.21	N/A	$12.40	-$0.19
R6 (FKTDX)	$12.09	$12.40	N/A	-$0.31
Advisor (FMNZX)	$12.09	N/A	$12.28	-$0.19

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.3530

C	$0.2837

R6 (8/1/17–2/28/18)	$0.2125

Advisor	$0.3650

Total Annual Operating Expenses9

Share Class

A	0.65%

Advisor	0.55%

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +36.47% and +3.65%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Minnesota personal income tax rate of 50.65%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$986.50	$3.40	$1,021.37	$3.46	0.69%
C	$1,000	$983.90	$6.10	$1,018.65	$6.21	1.24%
R6	$1,000	$987.30	$2.56	$1,022.22	$2.61	0.52%
Advisor	$1,000	$987.00	$2.91	$1,021.87	$2.96	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Ohio Tax-Free Income Fund

This annual report for Franklin Ohio Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	10.95%

AA	61.06%

A	12.55%

BBB	0.54%

Refunded	14.90%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.56 on February 28, 2017, to $12.46 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 38.46 cents per share for the reporting period.2 The Performance Summary beginning on page 43 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.93% based on an annualization of February’s 3.18 cent per share dividend and the maximum offering price of $13.01 on February 28, 2018. An investor in the 2018 maximum combined effective federal and Ohio personal income tax bracket of 45.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.41%

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.28	2.69	—	3.38
April	3.28	2.69	—	3.38
May	3.28	2.69	—	3.38
June	3.18	2.59	—	3.28
July	3.18	2.59	—	3.28
August	3.18	2.59	3.21	3.28
September	3.18	2.58	3.32	3.28
October	3.18	2.58	3.32	3.28
November	3.18	2.58	3.32	3.28
December	3.18	2.58	3.32	3.28
January	3.18	2.58	3.32	3.28
February	3.18	2.58	3.32	3.28
Total	38.46	31.32	23.13	39.66

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Ohio’s broad and diverse economy continued to expand during the period under review. The state’s housing market improved as home sales increased and home prices rose. However,

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 113.

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FRANKLIN OHIO TAX-FREE INCOME FUND

population growth remained slow and while employers in the state have added jobs, they have been doing it at a slower pace than the US economy. Ohio’s unemployment rate decreased from 5.1% in February 2017 to 4.5% by period-end, which was higher than the national rate of 4.1%.3

The state ended fiscal year 2017 on June 30, 2017, with a relatively balanced budget, despite lower-than-projected income and sales tax revenues, which were offset by lower-than-expected Medicaid spending. However, the general fund balance for FY 2017 was lower-than-estimated. Ohio’s adopted FY 2018–2019 biennium budget was largely balanced and incorporated a mix of targeted and across-the-board cuts and modestly increased non-recurring resources relative to the proposed budget. The budget continued to build upon previously enacted tax reforms, such as providing simplification of the small-business tax filing process, reducing the number of income tax brackets, increased funding for K-12 education, and support for developmental disabilities, higher education, health and human services and Medicaid. Through January 2018, the year-to-date FY 2018 general revenue fund receipts were higher than estimated, primarily due to higher personal income tax receipts, auto sales taxes and commercial activity taxes. Ohio has a strong history of implementing budget adjustments regularly and on a timely basis.

Ohio’s net tax-supported debt was $1,087 per capita and 2.5% of personal income compared with the $1,006 and 2.5% national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Ohio’s AA+ general obligation debt rating with a stable outlook.5 The rating reflected S&P’s view of Ohio’s long history of proactive financial and budget management, including frequent and prompt budget modifications to offset decreased revenue. The rating also reflected S&P’s view of the state’s commitment to funding budget reserves, improved revenue and budget performance, renewal of the budget stabilization fund, moderate debt levels, and significant pension reform changes coupled with a steady progress in funding other postem-ployment benefits. In S&P’s view, the stable outlook reflected Ohio’s improved structural budget alignment and steady economic growth that has allowed recent contributions to its budget stabilization fund.

Portfolio Composition
2/28/18

% of Total Investments*
General Obligation	34.8%
Refunded**	19.9%
Utilities	12.2%
Higher Education	11.5%
Hospital & Health Care	9.5%
Transportation	5.2%
Subject to Government Appropriations	3.0%
Other Revenue	2.7%
Tax-Supported	0.8%
Housing	0.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN OHIO TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+2.26%	-2.10%
5-Year	+12.64%	+1.53%
10-Year	+51.82%	+3.81%

Advisor[3]
1-Year	+2.36%	+2.36%
5-Year	+13.26%	+2.52%
10-Year	+53.37%	+4.37%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	2.93%	5.41%	1.89%	3.49%

Advisor	3.16%	5.83%	2.07%	3.82%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 46 for Performance Summary footnotes.

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FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/08–2/28/18)

Advisor Class (3/1/08–2/28/18)3

See page 46 for Performance Summary footnotes.

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FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FTOIX)	$12.46	N/A	$12.56	-$0.10
C (FOITX)	$12.63	N/A	$12.72	-$0.09
R6 (FKTOX)	$12.47	$12.73	N/A	-$0.26
Advisor (FROZX)	$12.47	N/A	$12.57	-$0.10

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.3846

C	$0.3132

R6 (8/1/17–2/28/18)	$0.2313

Advisor	$0.3966

Total Annual Operating Expenses9

Share Class

A	0.63%

Advisor	0.53%

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FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +46.82% and +4.05%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Ohio personal income tax rate of 45.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P or Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Funds’ Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN OHIO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$992.10	$3.26	$1,021.52	$3.31	0.66%
C	$1,000	$989.50	$5.97	$1,018.79	$6.06	1.21%
R6	$1,000	$992.80	$2.52	$1,022.27	$2.56	0.51%
Advisor	$1,000	$991.80	$2.77	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	47

Franklin Oregon Tax-Free Income Fund

This annual report for Franklin Oregon Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	12.65%

AA	55.85%

A	14.02%

BBB	4.56%

Below Investment Grade	1.38%

Refunded	11.54%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.60 on February 28, 2017, to $11.37 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 38.08 cents per share for the reporting period.2 The Performance Summary beginning on page 51 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.04% based on an annualization of February’s 3.01 cent per share dividend and the maximum offering price of $11.87 on February 28, 2018. An investor in the 2018 maximum combined effective federal and Oregon

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.31	2.77	—	3.40
April	3.36	2.82	—	3.45
May	3.36	2.82	—	3.45
June	3.27	2.73	—	3.36
July	3.21	2.67	—	3.30
August	3.11	2.57	3.12	3.20
September	3.11	2.56	3.23	3.20
October	3.11	2.56	3.23	3.20
November	3.11	2.56	3.23	3.20
December	3.11	2.57	3.23	3.20
January	3.01	2.47	3.13	3.10
February	3.01	2.47	3.13	3.10
Total	38.08	31.57	22.30	39.16

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

personal income tax bracket of 50.70% (including 3.80% Medicare tax) would need to earn a distribution rate of 6.17% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 124.

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FRANKLIN OREGON TAX-FREE INCOME FUND

State Update

Oregon’s economy continued to expand during the 12 months under review. The state’s job market continued to grow and expanded faster than the nation’s. Oregon’s future economic growth may benefit from the technology sector and the state’s high concentration of semiconductor manufacturing. Oregon’s unemployment rate began the period at 4.1%, rose slightly, but crept back down to 4.1% at period-end, which matched the 4.1% national average.3 The state’s personal income growth increased along with accelerating population growth.

Portfolio Composition
2/28/18

% of Total Investments*
General Obligation	28.9%
Refunded**	23.4%
Hospital & Health Care	17.9%
Utilities	9.1%
Higher Education	8.4%
Transportation	4.8%
Other Revenue	2.1%
Housing	2.1%
Tax-Supported	1.9%
Subject to Government Appropriations	1.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

According to March 2018 forecasts, Oregon’s combined general fund and lottery revenues for the 2017–2019 biennium are expected to be lower than original estimates, largely due to lower-than-expected growth in corporate income tax collections. The state’s 2017–2019 biennial general fund budget was larger than the previous biennium, but it continued to prioritize replenishment of rainy day funds. The state expects total reserves at the end of fiscal year 2019 to continue to rise from recent levels. These reserves potentially offer a fiscal cushion against revenue volatility and Oregon’s unusually high dependence on personal income taxes. Additionally, budget increases in spending on education, Medicaid and human services, pension contributions and commitments related to new ballot measures were balanced by projected revenue growth.

Oregon’s net tax-supported debt was 4.4% of personal income and $1,842 per capita, compared with the national medians of 2.5% and $1,006, respectively.4 Independent credit rating agency, Standard & Poor’s (S&P) rated Oregon’s general obligation debt AA+ with a stable outlook.5 The rating and outlook reflected S&P’s assessment of the state’s willingness to adjust revenue and spending to correct structural imbalances that may arise, mechanisms to build up rainy day funds, strong budget reserve levels, sound financial policies and a well-funded retirement system. However, S&P cited challenges such as the state’s propensity for revenue volatility due to dependence on personal income taxes and a constitutional requirement to provide income tax rebates if certain criteria are met. Overall, S&P’s stable outlook reflected its view that Oregon’s finances were poised to remain strong and that solid reserves may mitigate potential future revenue cyclicality.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN OREGON TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+1.29%	-2.97%
5-Year	+8.09%	+0.69%
10-Year	+48.40%	+3.58%

Advisor[3]
1-Year	+1.38%	+1.38%
5-Year	+8.61%	+1.67%
10-Year	+49.75%	+4.12%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	3.04%	6.17%	1.71%	3.47%

Advisor	3.27%	6.63%	1.86%	3.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 54 for Performance Summary footnotes.

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FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/08–2/28/18)

Advisor Class (3/1/08–2/28/18)3

See page 54 for Performance Summary footnotes.

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FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change

A (FRORX)	$11.37	N/A	$11.60	-$0.23

C (FORIX)	$11.55	N/A	$11.77	-$0.22

R6 (FOFRX)	$11.38	$11.66	N/A	-$0.28

Advisor (FOFZX)	$11.38	N/A	$11.61	-$0.23

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.3808

C	$0.3157

R6 (8/1/17–2/28/18)	$0.2230

Advisor	$0.3916

Total Annual Operating Expenses[9]

Share Class

A	0.63%

Advisor	0.53%

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FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +38.68% and +3.86%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Oregon personal income tax rate of 50.70%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P or Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Funds’ Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

54	Annual Report	franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$989.20	$3.26	$1,021.52	$3.31	0.66%
C	$1,000	$986.60	$5.96	$1,018.79	$6.06	1.21%
R6	$1,000	$989.80	$2.57	$1,022.22	$2.61	0.52%
Advisor	$1,000	$989.60	$2.76	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	55

Franklin Pennsylvania Tax-Free Income Fund

This annual report for Franklin Pennsylvania Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	0.10%

AA	41.09%

A	26.42%

BBB	6.38%

Below Investment Grade	0.99%

Refunded	24.53%

Not Rated	0.49%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.12 on February 28, 2017, to $9.78 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 37.30 cents per share for the reporting period.2 The Performance Summary beginning on page 59 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.47% based on an annualization of February’s 2.95 cent per share dividend and the maximum offering price of $10.21 on February 28, 2018. An investor in the 2018 maximum combined effective federal and Pennsylvania personal income tax bracket of 43.87% (including 3.80% Medicare tax) would need to earn a distribution rate of 6.18% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

Pennsylvania has a large, diverse and generally well-performing economy. The commonwealth recently experienced the strongest growth since the Great Recession, and per-capita income was above that of the nation. Its performance has been on par with the Northeast region and its economic growth rate is similar to national and regional levels, as is its unemployment rate. The housing market has been doing well, and the education and health care sectors remained key drivers of the commonwealth’s economy. During the 12 months under review, Pennsylvania’s unemployment rate declined from 5.1% at the beginning of the period to 4.8% at period-end, which was higher than the 4.1% national average.3

The commonwealth finished fiscal year 2017 (ended June 30, 2017) with a deficit, driven mainly by tax revenues that came in below forecasts, with personal income and corporate taxes representing most of the shortfall. For fiscal year 2018, in contrast to past budget impasses, Pennsylvania has a budget. The annual imbalance projected for 2018 is smaller than for 2017, due to restrained spending growth and higher projected revenues. With the legislature unable to come up with a balanced budget, the governor has outlined plans to do so using

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 134.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Dividend Distributions*
3/1/17–2/28/18
	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class

March	3.25	2.78	—	3.33

April	3.25	2.78	—	3.33

May	3.25	2.78	—	3.33

June	3.25	2.78	—	3.33

July	3.25	2.78	—	3.33

August	3.05	2.58	3.06	3.13

September	3.05	2.58	3.16	3.13

October	3.05	2.58	3.16	3.13

November	3.05	2.58	3.16	3.13

December	2.95	2.48	3.06	3.03

January	2.95	2.48	3.06	3.03

February	2.95	2.48	3.06	3.03
Total	37.30	31.66	21.72	38.26

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

one-time deficit financing techniques, including securitizing profits from the commonwealth’s liquor system and doing a lease-leaseback deal for the Pennsylvania Farm Show Complex & Expo Center. The proceeds from these combined one-off deals, as well as savings from refunding bonds, would close 2017’s deficit. Although pension liabilities have continued to be a challenge, Pennsylvania in fiscal year 2017 made all of the required contribution to the Public School Employees’ Retirement System for the first time in 15 years. In addition, the commonwealth passed pension reform, which moves new employees to either a defined-contribution or a hybrid plan and shifts more investment risk from the state onto employees.

Pennsylvania has moderate debt levels, slightly above the national medians. The commonwealth’s net tax-supported debt was 2.7% of personal income and $1,337 per capita, compared with the 2.5% and $1,006 national medians.4 Independent credit rating agency Moody’s Investors Service assigned Pennsylvania’s general obligation debt a rating of Aa3, with a stable outlook.5 The rating reflected the commonwealth’s diverse and generally well-performing economy, as well as substantial progress toward better funding its pension liabilities.

Headwinds included still above-average net pension liabilities and a weak fiscal governance system that tends to result in chronically late and often imbalanced budgets. The stable outlook reflected Pennsylvania’s solid capacity to meet its obligations using its resources, a trend unlikely to change given the commonwealth’s economic growth trajectory and steady improvements in pension funding. The outlook also recognized the narrow general fund liquidity, which is offset by adequate liquidity outside the general fund.

Portfolio Composition
2/28/18

% of Total Investments*
Refunded**	31.1%
Hospital & Health Care	21.2%
Higher Education	17.0%
Utilities	13.6%
General Obligation	7.6%
Housing	3.3%
Transportation	3.1%
Subject to Government Appropriations	2.5%
Other Revenue	0.6%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+0.31%	-3.96%
5-Year	+8.49%	+0.76%
10-Year	+49.47%	+3.65%

Advisor[3]
1-Year	+0.51%	+0.51%
5-Year	+9.12%	+1.76%
10-Year	+50.99%	+4.21%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	3.47%	6.18%	1.73%	3.08%

Advisor	3.71%	6.61%	1.90%	3.38%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 62 for Performance Summary footnotes.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/08–2/28/18)

Advisor Class (3/1/08–2/28/18)3

See page 62 for Performance Summary footnotes.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change

A (FRPAX)	$9.78	N/A	$10.12	-$0.34

C (FRPTX)	$9.91	N/A	$10.24	-$0.33

R6 (FRPRX)	$9.80	$10.06	N/A	-$0.26

Advisor (FPFZX)	$9.80	N/A	$10.13	-$0.33

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.3730

C	$0.3166

R6 (8/1/17–2/28/18)	$0.2172

Advisor	$0.3826

Total Annual Operating Expenses[9]

Share Class

A	0.64%

Advisor	0.54%

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.56% and +4.03%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Pennsylvania personal income tax rate of 43.87%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P or Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$990.00	$3.45	$1,021.32	$3.51	0.70%
C	$1,000	$988.30	$6.16	$1,018.60	$6.26	1.25%
R6	$1,000	$991.70	$2.67	$1,022.12	$2.71	0.54%
Advisor	$1,000	$991.50	$2.96	$1,021.82	$3.01	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Arizona Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.78	$11.07	$11.22	$10.80	$11.52

Income from investment operations[b]:
Net investment income[c]	0.37	0.38	0.41	0.43	0.45
Net realized and unrealized gains (losses)	(0.19)	(0.29)	(0.15)	0.42	(0.73)

Total from investment operations	0.18	0.09	0.26	0.85	(0.28)

Less distributions from net investment income	(0.38)	(0.38)	(0.41)	(0.43)	(0.44)

Net asset value, end of year	$10.58	$10.78	$11.07	$11.22	$10.80

Total return[d]	1.62%	0.77%	2.39%	7.98%	(2.37)%

Ratios to average net assets
Expenses	0.65%	0.63%	0.62%	0.62%	0.62%
Net investment income	3.39%	3.47%	3.69%	3.93%	4.10%

Supplemental data
Net assets, end of year (000’s)	$737,426	$769,835	$799,510	$815,973	$798,957
Portfolio turnover rate	17.47%	13.02%	13.28%	12.31%	14.75%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.95	$11.24	$11.39	$10.96	$11.68

Income from investment operations[b]:
Net investment income[c]	0.31	0.33	0.35	0.38	0.39
Net realized and unrealized gains (losses)	(0.20)	(0.30)	(0.15)	0.42	(0.73)

Total from investment operations	0.11	0.03	0.20	0.80	(0.34)

Less distributions from net investment income	(0.31)	(0.32)	(0.35)	(0.37)	(0.38)

Net asset value, end of year	$10.75	$10.95	$11.24	$11.39	$10.96

Total return[d]	1.03%	0.19%	1.79%	7.36%	(2.87)%

Ratios to average net assets
Expenses	1.20%	1.18%	1.17%	1.17%	1.17%
Net investment income	2.84%	2.92%	3.14%	3.38%	3.55%

Supplemental data
Net assets, end of year (000’s)	$105,010	$118,381	$113,370	$107,612	$100,188
Portfolio turnover rate	17.47%	13.02%	13.28%	12.31%	14.75%
aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.84

Income from investment operations[b]:
Net investment income[c]	0.22
Net realized and unrealized gains (losses)	(0.24)

Total from investment operations	(0.02)

Less distributions from net investment income	(0.22)

Net asset value, end of year	$10.60

Total return[d]	(0.18)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.53%
Expenses net of waiver and payments by affiliates	0.51%
Net investment income	3.53%

Supplemental data
Net assets, end of year (000’s)	$10,816
Portfolio turnover rate	17.47%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.81	$11.10	$11.25	$10.83	$11.55

Income from investment operations[b]:
Net investment income[c]	0.38	0.40	0.42	0.45	0.46
Net realized and unrealized gains (losses)	(0.19)	(0.30)	(0.15)	0.41	(0.73)

Total from investment operations	0.19	0.10	0.27	0.86	(0.27)

Less distributions from net investment income	(0.39)	(0.39)	(0.42)	(0.44)	(0.45)

Net asset value, end of year	$10.61	$10.81	$11.10	$11.25	$10.83

Total return	1.72%	0.86%	2.48%	8.07%	(2.26)%

Ratios to average net assets
Expenses	0.55%	0.53%	0.52%	0.52%	0.52%
Net investment income	3.49%	3.57%	3.79%	4.03%	4.20%

Supplemental data
Net assets, end of year (000’s)	$86,795	$90,707	$57,674	$48,670	$29,842
Portfolio turnover rate	17.47%	13.02%	13.28%	12.31%	14.75%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Arizona Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.7%
Arizona 98.4%
Arizona Board of Regents Arizona State University System Revenue,
Green Bond, Series B, 5.00%, 7/01/42	$2,000,000	$2,264,480
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/26	2,500,000	2,538,575
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/27	3,000,000	3,046,290
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/28	3,350,000	3,401,691
Refunding, Series B, 5.00%, 7/01/41	14,070,000	15,839,865
Series C, 5.00%, 7/01/46	10,000,000	11,291,100
Series D, 5.00%, 7/01/41	5,000,000	5,628,950
Series D, 5.00%, 7/01/46	7,000,000	7,856,100
Stimulus Plan for Economic and Educational Dent, 5.00%, 8/01/33	2,200,000	2,496,120
Stimulus Plan for Economic and Educational Dent, 5.00%, 8/01/34	3,320,000	3,760,597
Stimulus Plan for Economic and Educational Dent, 5.00%, 8/01/44	4,145,000	4,645,840
Arizona Board of Regents Northern Arizona University System Revenue,
Refunding, 5.00%, 6/01/40	7,365,000	8,136,263
Refunding, 5.00%, 6/01/44	8,005,000	8,805,100
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/26	2,380,000	2,674,358
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	5,000,000	5,467,400
Arizona Board of Regents University of Arizona Revenue, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	10,150,000	11,280,507
Arizona Board of Regents University of Arizona System Revenue,
Refunding, 5.00%, 6/01/39	2,750,000	3,121,113
Series A, 5.00%, 6/01/43	5,000,000	5,743,100
Series A, Pre-Refunded, 5.00%, 6/01/39	8,650,000	9,024,718
Arizona Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College of Osteopathic Medicine Inc., Arizona School of Health Sciences Project, 5.125%, 1/01/30	2,250,000	2,370,285
Arizona Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding, Series A, 5.00%, 2/01/42	8,000,000	8,417,120
Arizona Health Facilities Authority Revenue,
Catholic Healthcare West, Series B, AGMC Insured, 5.00%, 3/01/41	5,000,000	5,271,150
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,721,700
Scottsdale Lincoln Hospital Project, Refunding, Series A, 5.00%, 12/01/39	15,000,000	16,606,950
Scottsdale Lincoln Hospital Project, Refunding, Series A, 5.00%, 12/01/42	9,535,000	10,519,965
Arizona IDA Education Revenue,
Academies of Math and Science Projects, Refunding, Series A, 5.00%, 7/01/42	1,045,000	1,153,920
Academies of Math and Science Projects, Refunding, Series A, 5.00%, 7/01/47	1,150,000	1,266,047
Academies of Math and Science Projects, Refunding, Series A, 5.00%, 7/01/48	2,000,000	2,214,280
Academies of Math and Science Projects, Refunding, Series A, 5.00%, 7/01/51	1,080,000	1,181,844
Arizona Agribusiness and Equine Center Inc. Project, Credit Enhanced, Series A, 5.00%, 3/01/48	1,555,000	1,720,887
Basis Schools Projects, Credit Enhanced, Refunding, Series F, 5.00%, 7/01/37	1,000,000	1,117,640
Basis Schools Projects, Credit Enhanced, Refunding, Series F, 5.00%, 7/01/47	2,350,000	2,598,842
Arizona School Facilities Board COP, Pre-Refunded, 5.50%, 9/01/23	10,000,000	10,210,000
Arizona Sports and Tourism Authority Senior Revenue, Multipurpose Stadium Facility Project, Refunding, Series A, 5.00%, 7/01/36	3,160,000	3,352,697
Arizona State Board of Regents COP, University of Arizona, Refunding, Series C, 5.00%, 6/01/31	7,025,000	7,731,223
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	8,958,915
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	6,144,647
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,318,900
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/29	3,000,000	3,190,050

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Arizona State Lottery Revenue,
Series A, AGMC Insured, 5.00%, 7/01/28	$15,540,000	$16,425,314
Series A, AGMC Insured, 5.00%, 7/01/29	7,500,000	7,923,150
Arizona Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/31	10,000,000	11,442,400
Subordinated, Refunding, Series A, 5.00%, 7/01/38	5,750,000	6,343,802
Subordinated, Series A, Pre-Refunded, 5.00%, 7/01/36	10,000,000	11,043,400
Central Arizona Water Conservation District Water Delivery O and M Revenue,
Central Arizona Project, 5.00%, 1/01/34	1,000,000	1,137,870
Central Arizona Project, 5.00%, 1/01/36	1,000,000	1,132,650
El Mirage GO, AGMC Insured, 5.00%, 7/01/42	2,200,000	2,407,306
Gilbert Public Facilities Municipal Property Corp. Revenue, Pre-Refunded, 5.50%, 7/01/28	10,000,000	10,530,200
Glendale IDAR,
Midwestern University, 5.00%, 5/15/35	5,000,000	5,300,400
Midwestern University, 5.125%, 5/15/40	10,000,000	10,614,200
Midwestern University, Refunding, 5.00%, 5/15/31	3,455,000	3,795,974
Senior Living, Royal Oaks Life Care Community, Refunding, 5.00%, 5/15/39	8,500,000	9,328,750
Glendale Municipal Property Corp. Excise Tax Revenue,
Subordinate, Refunding, Series C, 5.00%, 7/01/38	12,000,000	13,156,200
Subordinate, Refunding, Series C, AGMC Insured, 5.00%, 7/01/38	6,530,000	7,174,642
Goodyear GO, 4.00%, 7/01/34	1,100,000	1,160,456
Goodyear Water and Sewer Revenue,
Obligation, sub. lien, AGMC Insured, 5.00%, 7/01/45	1,000,000	1,116,720
Obligation, sub. lien, Refunding, AGMC Insured, 5.25%, 7/01/31	1,000,000	1,104,180
Obligation, sub. lien, Refunding, AGMC Insured, 5.50%, 7/01/41	1,500,000	1,668,810
Lake Havasu Wastewater System Revenue,
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/40	15,000,000	16,637,400
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/43	9,155,000	10,141,817
Maricopa County Cartwright Elementary School District No. 83 GO, School Improvement, Project of 2010, Series A, AGMC Insured, 5.375%, 7/01/30	5,415,000	5,960,399
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	14,006,628
Maricopa County IDA, MFHR, Senior, Western Groves Apartments Project, Series A-1, AMBAC Insured, 5.30%, 12/01/22	990,000	990,723
Maricopa County IDA Education Revenue,
Greathearts Arizona Projects, Refunding, Series A, 5.00%, 7/01/37	1,000,000	1,126,110
Greathearts Arizona Projects, Refunding, Series A, 5.00%, 7/01/52	1,000,000	1,106,730
Greathearts Arizona Projects, Series C, 5.00%, 7/01/37	850,000	960,823
Greathearts Arizona Projects, Series C, 5.00%, 7/01/48	1,350,000	1,508,814
Reid Traditional Schools Projects, 5.00%, 7/01/36	1,120,000	1,193,718
Reid Traditional Schools Projects, 5.00%, 7/01/47	2,125,000	2,207,174
Maricopa County IDA Health Facility Revenue, Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/39	4,860,000	5,093,523
Maricopa County IDA Senior Living Facilities Revenue,
Christian Care Retirement Apartments Inc. Project, Refunding, Series A, 5.00%, 1/01/36	5,000,000	5,585,950
Christian Care Retirement Apartments Inc. Project, Refunding, Series D, 5.00%, 1/01/40	9,840,000	10,935,586
Maricopa County IDAR,
Banner Health, Refunding, Series A, 5.00%, 1/01/38	20,000,000	22,471,200
Banner Health, Series A, 5.00%, 1/01/41	16,750,000	18,928,002

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Refunding, Series A, 4.50%, 8/01/42	$10,000,000	$10,384,700
PCR, El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 2/01/40	10,000,000	10,467,200
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,397,000
PCR, Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	15,658,305
[a] Maricopa County School District No. 214 Tolleson Union High School GO, School Improvement, Project of 2017, Series A, 5.00%, 7/01/37	1,000,000	1,153,510
Maricopa County USD No. 11 Peoria GO, School Improvement, 5.00%, 7/01/31	5,100,000	5,705,421
[a] Maricopa County USD No. 95 Queen Creek GO,
School Improvement, 5.00%, 7/01/33	500,000	572,395
School Improvement, 5.00%, 7/01/37	1,200,000	1,360,200
McAllister Academic Village LLC Revenue,
Arizona State University Hassayampa Academic Village Project, Pre-Refunded, 5.25%, 7/01/33	2,000,000	2,026,260
Arizona State University Hassayampa Academic Village Project, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,061,550
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/33	2,000,000	2,297,600
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/36	4,140,000	4,713,431
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/38	4,515,000	5,122,629
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/39	4,150,000	4,702,033
Mohave County Union High School District No. 2 Colorado River GO, School Improvement, 5.00%, 7/01/35	1,000,000	1,130,380
Navajo County USD No. 6 Heber-Overgaard GO, School Improvement, Project of 2008, Assured Guaranty, Pre-Refunded, 5.50%, 7/01/28	1,045,000	1,099,695
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Refunding, Series D, 4.00%, 7/01/40	10,000,000	10,194,900
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/40	10,000,000	10,774,500
senior lien, Series A, 5.00%, 7/01/47	9,710,000	10,844,031
Phoenix Civic Improvement Corp. Distribution Revenue,
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/27	3,945,000	4,713,920
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/28	2,000,000	2,401,840
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/29	2,000,000	2,410,940
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/36	5,000,000	6,243,450
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/37	7,000,000	8,773,100
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinate, Refunding, Series A, 5.00%, 7/01/41	10,000,000	11,292,900
Phoenix Civic Improvement Corp. Wastewater System Revenue, senior lien, Refunding, 5.50%, 7/01/24	2,500,000	2,534,050
Phoenix Civic Improvement Corp. Water System Revenue,
junior lien, 5.00%, 7/01/39	5,000,000	5,720,200
junior lien, Series A, 5.00%, 7/01/39	10,000,000	11,298,700
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/39	14,780,000	15,466,679
Phoenix IDA Education Revenue,
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/36	4,065,000	4,434,102
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/41	1,225,000	1,311,987
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/46	1,335,000	1,405,341
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/34	1,355,000	1,475,270
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/39	5,610,000	6,076,920
Phoenix IDA Student Housing Revenue,
Downtown Phoenix Student Housing LLC, Arizona State University Project, Series A, AMBAC Insured, 5.00%, 7/01/37	18,095,000	18,104,409
Downtown Phoenix Student Housing LLC, Arizona State University Project, Subordinate, Series C, AMBAC Insured, 5.00%, 7/01/37	8,735,000	8,739,018
Pima County IDA Lease Revenue,
Clark County Detention Facility Project, 5.125%, 9/01/27	8,655,000	8,680,273
Clark County Detention Facility Project, 5.00%, 9/01/39	15,000,000	15,039,000

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Pima County IDAR,
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 12/15/32	$1,765,000	$1,978,300
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 6/15/37	2,240,000	2,478,403
Senior Living Facility, Christian Care Tucson Inc. Project, Series C, 5.00%, 12/15/47	3,840,000	4,220,045
Pima County USD No. 6 Marana GO, School Improvement, Project of 2014, Series C, BAM Insured, 5.00%, 7/01/36	2,385,000	2,714,392
Pima County USD No. 20 Vail GO, School Improvement and Refunding, BAM Insured, 5.00%, 7/01/36	3,305,000	3,716,307
Pima County USD No. 30 Sahuarita GO,
School Improvement, BAM Insured, 5.00%, 7/01/33	2,665,000	3,046,895
School Improvement, BAM Insured, 5.00%, 7/01/34	2,800,000	3,189,116
Pinal County Community College District Revenue, Central Arizona College, BAM Insured, 5.00%, 7/01/34	1,065,000	1,206,666
Pinal County Electrical District No. 3 Electric System Revenue,
Pre-Refunded, 5.25%, 7/01/33	1,500,000	1,671,165
Pre-Refunded, 5.25%, 7/01/41	6,800,000	7,575,948
Refunding, 5.00%, 7/01/35	1,195,000	1,352,083
Pinal County Electrical District No. 4 Electric System Revenue,
Pre-Refunded, 6.00%, 12/01/28	740,000	765,537
Pre-Refunded, 6.00%, 12/01/38	1,150,000	1,189,687
Queen Creek Excise Tax and State Shared Revenue,
Series A, 5.00%, 8/01/42	2,500,000	2,871,925
Series A, 5.00%, 8/01/47	3,000,000	3,432,060
Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub. lien, Assured Guaranty, Pre-Refunded, 6.50%, 7/15/24	4,220,000	4,299,716
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Salt River Project, Refunding, Series A, 5.00%, 12/01/30	4,500,000	5,023,575
Salt River Project, Refunding, Series A, 5.00%, 1/01/37	5,000,000	5,841,050
Salt River Project, Refunding, Series A, 5.00%, 1/01/38	13,395,000	15,425,548
Salt River Project, Refunding, Series A, 5.00%, 1/01/38	10,000,000	11,663,600
Salt River Project, Refunding, Series A, 5.00%, 1/01/39	8,680,000	10,107,947
Salt River Project, Refunding, Series A, 5.00%, 12/01/41	5,340,000	6,023,360
Salt River Project, Series A, Pre-Refunded, 5.00%, 1/01/39	5,000,000	5,150,550
Salt Verde Financial Corp. Senior Gas Revenue,
5.00%, 12/01/32	10,000,000	11,653,000
5.00%, 12/01/37	5,000,000	5,866,150
Scottsdale Municipal Property Corp. Excise Tax Revenue, Water and Sewer Improvements Project, Pre-Refunded, 5.00%, 7/01/33	10,660,000	11,498,409
Student and Academic Services LLC Lease Revenue,
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/33	1,000,000	1,120,380
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/39	1,400,000	1,539,930
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/44	3,155,000	3,451,665
Tempe Excise Tax Revenue, Series A, Pre-Refunded, 5.00%, 7/01/31	2,325,000	2,571,566
Town of Gilbert Pledged Revenue, sub. lien, Obligations, 5.00%, 7/01/45	10,000,000	11,181,300
Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31	10,000,000	10,030,400
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation Project, Series A, AMBAC Insured, 5.00%, 7/15/32	985,000	986,389
Tucson Water System Revenue,
Pre-Refunded, 5.00%, 7/01/28	1,165,000	1,217,542
Pre-Refunded, 5.00%, 7/01/29	1,670,000	1,745,317
Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,530,250
Refunding, 5.00%, 7/01/28	65,000	67,888
Refunding, 5.00%, 7/01/29	95,000	99,195

franklintempleton.com	Annual Report	71

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 5.625%, 7/01/36	$5,000,000	$5,867,750
Tucson, Pre-Refunded, 6.00%, 7/01/39	5,000,000	5,665,350
Tucson, Pre-Refunded, 6.50%, 7/01/39	4,750,000	5,051,150
Yavapai County IDA Hospital Revenue,
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/34	4,250,000	4,620,600
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/36	1,310,000	1,418,337
Yavapai Regional Medical Center, Series B, Pre-Refunded, 5.625%, 8/01/33	2,315,000	2,355,188
Yavapai Regional Medical Center, Series B, Pre-Refunded, 5.625%, 8/01/37	12,435,000	12,650,872

		924,670,592

U.S. Territories 1.3%
Guam 1.3%
Guam Power Authority Revenue,
Series A, AGMC Insured, 5.00%, 10/01/39	6,490,000	7,002,191
Series A, AGMC Insured, 5.00%, 10/01/44	5,325,000	5,722,671

		12,724,862

Total Municipal Bonds before Short Term Investments (Cost $905,960,949)		937,395,454

Short Term Investments (Cost $300,000) 0.0%†
Municipal Bonds 0.0%†
Arizona 0.0%†
[b] Arizona Health Facilities Authority Revenue, Banner Health, Series C, LOC Bank of America, Daily VRDN and Put, 1.09%, 1/01/46	300,000	300,000

Total Investments (Cost $906,260,949) 99.7%		937,695,454
Other Assets, less Liabilities 0.3%		2,351,321

Net Assets 100.0%		$940,046,775

See Abbreviations on page 162.

†Rounds to less than 0.1% of net assets.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

72	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Colorado Tax-Free Income Fund

	Year Ended February 28,
	2018		2017	2016[a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.66		$11.94	$12.13	$11.66	$12.44

Income from investment operations[b]:
Net investment income[c]	0.37		0.44	0.46	0.47	0.47
Net realized and unrealized gains (losses)	(0.32)		(0.28)	(0.20)	0.47	(0.79)

Total from investment operations	0.05		0.16	0.26	0.94	(0.32)

Less distributions from net investment income	(0.39)		(0.44)	(0.45)	(0.47)	(0.46)

Net asset value, end of year	$11.32		$11.66	$11.94	$12.13	$11.66

Total return[d]	0.38%		1.31%	2.26%	8.22%	(2.56)%

Ratios to average net assets
Expenses	0.68%	[e]	0.65%	0.65%	0.65%	0.64%
Net investment income	3.23%		3.67%	3.87%	3.94%	4.00%

Supplemental data
Net assets, end of year (000’s)	$521,249		$553,317	$553,114	$549,134	$520,275
Portfolio turnover rate	16.78%		13.61%	5.17%	2.20%	7.74%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	73

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018		2017	2016[a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.79		$12.07	$12.26	$11.78	$12.56

Income from investment operations[b]:
Net investment income[c]	0.32		0.38	0.40	0.41	0.41
Net realized and unrealized gains (losses)	(0.33)		(0.29)	(0.20)	0.48	(0.80)

Total from investment operations	(0.01)		0.09	0.20	0.89	(0.39)

Less distributions from net investment income	(0.32)		(0.37)	(0.39)	(0.41)	(0.39)

Net asset value, end of year	$11.46		$11.79	$12.07	$12.26	$11.78

Total return[d]	(0.10)%		0.73%	1.67%	7.64%	(3.07)%

Ratios to average net assets
Expenses	1.23%	[e]	1.20%	1.20%	1.20%	1.19%
Net investment income	2.68%		3.12%	3.32%	3.39%	3.45%

Supplemental data
Net assets, end of year (000’s)	$99,811		$115,472	$111,450	$109,552	$107,705
Portfolio turnover rate	16.78%		13.61%	5.17%	2.20%	7.74%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

74	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.64

Income from investment operations[b]:
Net investment income[c]	0.23
Net realized and unrealized gains (losses)	(0.32)

Total from investment operations	(0.09)

Less distributions from net investment income	(0.22)

Net asset value, end of year	$11.33

Total return[d]	(0.79)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.57%
Expenses net of waiver and payments by affiliates	0.54%
Net investment income	3.37%

Supplemental data
Net assets, end of year (000’s)	$7,678
Portfolio turnover rate	16.78%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	75

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.66	$11.94	$12.13	$11.66	$12.43

Income from investment operations[b]:
Net investment income[c]	0.39	0.45	0.47	0.48	0.48
Net realized and unrealized gains (losses)	(0.33)	(0.28)	(0.19)	0.48	(0.78)

Total from investment operations	0.06	0.17	0.28	0.96	(0.30)

Less distributions from net investment income	(0.40)	(0.45)	(0.47)	(0.49)	(0.47)

Net asset value, end of year.	$11.32	$11.66	$11.94	$12.13	$11.66

Total return	0.48%	1.41%	2.36%	8.34%	(2.39)%

Ratios to average net assets
Expenses	0.58%[d]	0.55%	0.55%	0.55%	0.54%
Net investment income	3.33%	3.77%	3.97%	4.04%	4.10%

Supplemental data
Net assets, end of year (000’s)	$79,093	$73,538	$50,589	$44,988	$34,393
Portfolio turnover rate	16.78%	13.61%	5.17%	2.20%	7.74%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

76	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Colorado Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.6%
Colorado 97.1%
Adams 12 Five Star Schools GO, Series B, 5.00%, 12/15/36	$5,000,000	$5,713,150
Adams and Weld Counties School District No. 27J Brighton GO,
5.00%, 12/01/40	7,500,000	8,496,450
5.00%, 12/01/42	10,000,000	11,496,600
Adams State College Board of Trustees Auxiliary Facilities Revenue,
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/34	2,000,000	2,095,700
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/39	2,150,000	2,252,878
Adams State College Board of Trustees Institutional Enterprise Revenue, 5.00%, 5/15/37	630,000	696,686
Pre-Refunded, 5.00%, 5/15/37	370,000	410,419
Anthem West Metropolitan District GO, City and County of Broomfield, Refunding, BAM Insured, 5.00%, 12/01/35	3,000,000	3,315,750
Arapahoe County School District No. 1 GO, Englewood Schools, 5.00%, 12/01/42	7,000,000	7,983,080
Auraria Higher Education Center Parking Enterprise Revenue, 5th and Walnut Parking Garage Project, Series A, AGMC Insured, 5.00%, 4/01/34	6,150,000	6,786,463
Aurora COP, Refunding, Series A, 5.00%, 12/01/30	5,680,000	5,986,038
Aurora Hospital Revenue, The Children’s Hospital Assn. Project, Series A, 5.00%, 12/01/40	2,500,000	2,641,275
Aurora Water Revenue, Green Bond, first lien, Refunding, 5.00%, 8/01/46	5,000,000	5,643,400
Board of Trustees for Western State College Revenue,
Pre-Refunded, 5.00%, 5/15/34	2,000,000	2,083,820
Pre-Refunded, 5.00%, 5/15/39	2,000,000	2,083,820
Board of Trustees of the Colorado School of Mines Revenue, Golden, Enterprise Improvement, Series A, Pre-Refunded, 5.25%, 12/01/37	2,000,000	2,058,660
Boulder Larimer and Weld Counties St. Vrain Valley School District No. RE-1J GO, Pre-Refunded, 5.00%, 12/15/33	5,300,000	5,451,103
Boulder Valley School District No. RE-2 Boulder GO,
5.00%, 12/01/34	6,000,000	6,249,240
5.00%, 12/01/41	5,000,000	5,657,200
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty, Pre- Refunded, 5.25%, 12/01/34	5,380,000	5,724,589
Castle Rock Sales and Use Tax Revenue,
5.00%, 6/01/31	1,800,000	2,016,180
5.00%, 6/01/32	1,845,000	2,062,728
5.00%, 6/01/35	2,775,000	3,092,377
Colorado Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, Colorado Project, 5.00%, 2/15/40	5,280,000	5,561,002
Student Housing, Campus Village Apartments Project, Refunding, 5.50%, 6/01/38	13,500,000	13,712,625
University of Denver Project, Refunding, NATL Insured, 5.00%, 3/01/35	5,000,000	6,090,800
University of Denver Project, Series A, 5.00%, 3/01/47.	3,950,000	4,436,363
Colorado Health Facilities Authority Revenue,
Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,128,600
Catholic Health Initiatives, Series D, 6.125%, 10/01/28	2,500,000	2,558,150
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,000,000	2,049,580
Children’s Hospital Colorado Project, Series A, 5.00%, 12/01/44	5,000,000	5,511,250
Covenant Retirement Communities Inc., Refunding, Series A, 5.00%, 12/01/35	7,150,000	7,807,013
Covenant Retirement Communities Inc., Series A, 5.75%, 12/01/36	5,000,000	5,729,200
The Evangelical Lutheran Good Samaritan Society Project, 5.50%, 6/01/33	1,000,000	1,128,260
The Evangelical Lutheran Good Samaritan Society Project, 5.625%, 6/01/43	4,000,000	4,479,280
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 12/01/33	2,500,000	2,651,750
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 6/01/47	6,000,000	6,498,240
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/40	4,000,000	4,288,280

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority Revenue, (continued)
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/45	$2,750,000	$2,939,200
Hospital, Boulder Community Hospital Project, Series A, 6.00%, 10/01/35	5,460,000	5,948,888
Hospital, Boulder Community Hospital Project, Series A, Pre-Refunded, 6.00%, 10/01/35	40,000	44,302
Hospital, NCMC Inc. Project, Series A, AGMC Insured, Pre-Refunded, 5.50%, 5/15/30	7,900,000	8,268,298
Hospital, Parkview Medical Center Inc. Project, 5.00%, 9/01/46	5,000,000	5,424,700
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	5,000,000	5,162,600
Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding, Series A, AGMC Insured, 5.20%, 3/01/31	9,500,000	9,817,490
Sisters of Charity of Leavenworth Health System, Refunding, Series A, 5.00%, 1/01/40	7,320,000	7,672,092
Valley View Hospital Assn. Project, 5.00%, 5/15/40	2,000,000	2,184,120
Valley View Hospital Assn. Project, 5.00%, 5/15/45	1,000,000	1,088,080
Valley View Hospital Assn. Project, Pre-Refunded, 5.75%, 5/15/36	2,000,000	2,018,160
Colorado High Performance Transportation Enterprise Revenue, C-470 Express Lanes, 5.00%, 12/31/47	2,555,000	2,776,237
Colorado Mesa University Enterprise Revenue, Board of Trustees, Colorado Mesa University, 5.00%, 5/15/45	4,000,000	4,481,960
Colorado School of Mines Institutional Enterprise Revenue,
Board of Trustees, Series A, 5.00%, 12/01/42	2,450,000	2,774,968
Board of Trustees, Series A, 5.00%, 12/01/47	3,000,000	3,381,990
junior lien, Series B, 5.00%, 12/01/47	5,000,000	5,636,650
Refunding, Series B, 5.00%, 12/01/32	110,000	123,123
Colorado Springs Public Facilities Authority COP, U.S. Olympic Committee Project, Assured Guaranty, Pre-Refunded, 5.00%, 11/01/39	11,305,000	11,950,629
Colorado Springs Utilities System Revenue, Improvement, Series B-1, 5.00%, 11/15/38	4,000,000	4,528,280
Refunding, Series A, 5.00%, 11/15/40	3,000,000	3,407,580
Refunding, Series A, 5.00%, 11/15/45	2,665,000	3,017,286
Refunding, Series A-2, 5.00%, 11/15/44	5,000,000	5,677,600
Refunding, Series A-2, 5.00%, 11/15/47	5,000,000	5,722,950
Series D-1, Pre-Refunded, 5.25%, 11/15/33	5,000,000	5,483,550
Colorado State Board of Governors University Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/44	2,675,000	3,056,214
Refunding, Series A, 4.00%, 3/01/40	5,000,000	5,175,950
Refunding, Series B, 5.00%, 3/01/41	1,000,000	1,136,410
Refunding, Series C, 5.00%, 3/01/43	5,000,000	5,700,550
Series A, 5.00%, 3/01/34	20,000	20,646
Series A, 5.00%, 3/01/39	145,000	149,639
Series A, 5.00%, 3/01/40	3,010,000	3,359,250
Series A, Pre-Refunded, 5.00%, 3/01/34	2,230,000	2,307,426
Series A, Pre-Refunded, 5.00%, 3/01/39	7,055,000	7,299,950
Series A, Pre-Refunded, 5.00%, 3/01/40	3,990,000	4,688,250
Series C, Pre-Refunded, 5.00%, 3/01/44	2,460,000	2,804,277
Colorado State Building Excellent Schools Today COP,
Series G, Pre-Refunded, 5.00%, 3/15/32	10,000,000	10,972,400
Series I, 5.00%, 3/15/36	3,000,000	3,337,740
Series J, 5.25%, 3/15/42.	5,000,000	5,794,500
Colorado State COP, UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%, 11/01/29	3,105,000	3,517,748
Colorado State Higher Education Capital Construction Lease Purchase Financing Program COP, Pre-Refunded, 5.50%, 11/01/27	7,275,000	7,478,628

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STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Donala Water and Sanitation District Project, Series C, 5.00%, 9/01/36	$1,900,000	$2,065,433
Fountain Colorado Electric Water and Wastewater Utility Enterprise Project, Series A, AGMC Insured, 5.00%, 9/01/38	1,210,000	1,327,116
Commerce City Northern Infrastructure General Improvement District GO, Refunding and Improvement, AGMC Insured, 5.00%, 12/01/31	2,040,000	2,278,517
Commerce City Sales and Use Tax Revenue, AGMC Insured, 5.00%, 8/01/41	4,000,000	4,467,880
Consolidated Bell Mountain Ranch Metropolitan District GO, Douglas County, Refunding, AGMC Insured, 5.00%, 12/01/39	3,160,000	3,314,240
Denver City and County Airport System Revenue, Subordinate, Series B, 5.00%, 11/15/43	5,000,000	5,509,350
Denver City and County Board of Water Commissioners Water Revenue, Green Bonds, Series A, 5.00%, 9/15/47	10,000,000	11,558,100
Denver City and County Dedicated Tax Revenue,
Refunding and Improvement, Series A, 5.00%, 8/01/44	6,915,000	7,815,679
Refunding and Improvement, Series A, 4.00%, 8/01/46	8,040,000	8,277,341
Denver City and County School District No. 1 COP, Series C, 5.00%, 12/15/30	4,000,000	4,494,160
Denver City and County School District No. 1 GO, 5.00%, 12/01/41	12,440,000	14,248,403
Denver Convention Center Hotel Authority Revenue, Senior, Refunding, 5.00%, 12/01/40	9,775,000	10,709,001
Denver Health and Hospital Authority Healthcare Revenue,
Recovery Zone Facility, 5.50%, 12/01/30	1,500,000	1,589,145
Recovery Zone Facility, 5.625%, 12/01/40	4,000,000	4,205,560
Series A, 5.25%, 12/01/45	9,250,000	9,911,467
E-470 Public Highway Authority Revenue,
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	3,690,258
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/33	3,000,000	1,339,530
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	14,075,000	5,932,753
senior bond, Series C, 5.25%, 9/01/25	2,500,000	2,691,250
Eagle River Water and Sanitation District Enterprise Wastewater Revenue, 5.00%, 12/01/42	3,500,000	3,895,885
Eagle River Water and Sanitation District GO, 5.00%, 12/01/45	1,360,000	1,536,569
Erie Wastewater Enterprise Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/33	2,860,000	3,030,914
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/37	5,120,000	5,425,971
Fort Lewis College Board of Trustees Enterprise Revenue, Series B, NATL Insured, 5.00%, 10/01/37	1,515,000	1,519,454
Gunnison Watershed School District No. RE-1J GO, Gunnison and Saguache Counties, Pre-Refunded, 5.25%, 12/01/33	1,240,000	1,275,898
Ignacio School District 11JT GO, La Plata and Archuleta Counties, Pre-Refunded, 5.00%, 12/01/31	1,215,000	1,355,247
Meridian Metropolitan District GO, In Douglas County, Refunding, Series A, 5.00%, 12/01/41	5,000,000	5,420,050
Mesa State College Board of Trustees Auxiliary Facilities System Enterprise Revenue, Refunding, Series A, 5.00%, 5/15/33	3,455,000	3,583,353
Metropolitan State University of Denver Institutional Enterprise Revenue, Aerospace and Engineering Sciences Building Project, 5.00%, 12/01/45	4,000,000	4,481,640
Park 70 Metropolitan District GO,
City of Aurora, Refunding and Improvement, 5.00%, 12/01/36	1,000,000	1,055,000
City of Aurora, Refunding and Improvement, 5.00%, 12/01/46	1,500,000	1,573,545
Park Creek Metropolitan District Revenue,
Senior Limited Property Tax Supported, Improvement, Assured Guaranty, Pre-Refunded, 6.375%, 12/01/37	7,000,000	7,577,220
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/41	3,000,000	3,315,750
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/45	7,000,000	7,746,760
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/46	2,500,000	2,754,200
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.00%, 12/01/38	2,500,000	2,789,400

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STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Park Creek Metropolitan District Revenue, (continued)
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.125%, 12/01/41	$2,500,000	$2,797,775
Platte River Power Authority Power Revenue, Series II, 5.00%, 6/01/37	12,000,000	13,313,760
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and
Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	7,797,902
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	9,900,000	13,619,331
Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42	10,000,000	10,890,900
Pueblo Urban Renewal Authority Revenue,
Refunding and Improvement, Series B, 5.25%, 12/01/28	1,000,000	1,104,920
Refunding and Improvement, Series B, 5.50%, 12/01/31	1,010,000	1,127,291
Refunding and Improvement, Series B, 5.25%, 12/01/38	3,615,000	3,981,959
Rangeview Library District COP, Rangeview Library District Projects, Assured Guaranty, Pre-Refunded, 5.00%, 12/15/30	3,840,000	3,950,976
Regional Transportation District COP, Series A, 5.375%, 6/01/31	19,000,000	20,371,230
Regional Transportation District Sales Tax Revenue,
FasTracks Project, Series A, 5.00%, 11/01/38	10,000,000	10,804,000
FasTracks Project, Series A, 5.00%, 11/01/41	10,000,000	11,400,900
FasTracks Project, Series A, 5.00%, 11/01/46	11,000,000	12,496,330
South Timnath Metropolitan District No. 2 GO, Limited Tax, Refunding and Improvement, 5.00%, 12/01/42	5,690,000	6,229,241
Sterling Hills West Metropolitan District GO, Arapahoe County, Refunding, 5.00%, 12/01/39	1,125,000	1,217,835
Thompson Crossing Metropolitan District No. 5 GO, Series B, AGMC Insured, 5.00%, 12/01/46	4,500,000	4,901,895
Triview Metropolitan District GO, El Paso County, Pre-Refunded, 5.00%, 11/01/34	10,855,000	11,456,584
University of Colorado Enterprise Revenue,
Refunding, Series A, 5.00%, 6/01/38	5,655,000	6,414,071
Series A, Pre-Refunded, 5.375%, 6/01/38	3,000,000	3,143,790
University of Colorado Hospital Authority Revenue, Refunding, Series A, 6.00%, 11/15/29	5,000,000	5,312,350
University of Northern Colorado Greeley Institutional Enterprise Revenue,
Refunding, Series A, 5.00%, 6/01/30	1,690,000	1,851,378
Series A, 5.00%, 6/01/46	4,000,000	4,414,320
Weld County School District No. Re-4 GO, 5.25%, 12/01/41	5,000,000	5,822,000
Woodmoor Water and Sanitation District No. 1 Enterprise Water and Wastewater Revenue, 5.00%, 12/01/36	5,000,000	5,478,100

		687,619,187

U.S. Territories 1.5%
Guam 0.9%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.375%, 12/01/24	2,000,000	2,133,460
Section 30, Series A, Pre-Refunded, 5.75%, 12/01/34	3,565,000	3,825,887

		5,959,347

Puerto Rico 0.6%
[a] Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	11,410,000	4,293,012

Total U.S. Territories		10,252,359

Total Municipal Bonds before Short Term Investments (Cost $678,331,357)		697,871,546

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STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (Cost $1,100,000) 0.1%
Municipal Bonds 0.1%
Colorado 0.1%
[b] Denver City and County COP, Wellington E. Webb Municipal Office Building, Refunding, Series A2, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.09%, 12/01/29	$1,100,000	$1,100,000

Total Investments (Cost $679,431,357) 98.7%		698,971,546
Other Assets, less Liabilities 1.3%		8,859,759

Net Assets 100.0%.		$707,831,305

See Abbreviations on page 162.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Connecticut Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.42	$10.69	$10.86	$10.65	$11.43

Income from investment operations[b]:
Net investment income[c]	0.32	0.37	0.39	0.41	0.40
Net realized and unrealized gains (losses)	(0.32)	(0.28)	(0.17)	0.21	(0.80)

Total from investment operations	—	0.09	0.22	0.62	(0.40)

Less distributions from net investment income	(0.34)	(0.36)	(0.39)	(0.41)	(0.38)

Net asset value, end of year	$10.08	$10.42	$10.69	$10.86	$10.65

Total return[d]	0.03%	0.82%	2.09%	5.88%	(3.34)%

Ratios to average net assets
Expenses	0.74%	0.71%	0.69%	0.68%	0.67%
Net investment income	3.15%	3.42%	3.66%	3.76%	3.71%

Supplemental data
Net assets, end of year (000’s)	$187,638	$222,705	$253,012	$282,020	$301,323
Portfolio turnover rate	4.27%	12.40%	7.86%	4.63%	8.24%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.50	$10.77	$10.93	$10.73	$11.51

Income from investment operations[b]:
Net investment income[c]	0.27	0.31	0.33	0.35	0.34
Net realized and unrealized gains (losses)	(0.32)	(0.28)	(0.16)	0.20	(0.80)

Total from investment operations	(0.05)	0.03	0.17	0.55	(0.46)

Less distributions from net investment income	(0.29)	(0.30)	(0.33)	(0.35)	(0.32)

Net asset value, end of year	$10.16	$10.50	$10.77	$10.93	$10.73

Total return[d]	(0.52)%	0.25%	1.62%	5.17%	(3.94)%

Ratios to average net assets
Expenses	1.29%	1.26%	1.24%	1.23%	1.22%
Net investment income	2.60%	2.87%	3.11%	3.21%	3.16%

Supplemental data
Net assets, end of year (000’s)	$45,183	$61,813	$68,311	$73,569	$75,730
Portfolio turnover rate	4.27%	12.40%	7.86%	4.63%	8.24%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.30

Income from investment operations[b]:
Net investment income[c]	0.20
Net realized and unrealized gains (losses)	(0.22)

Total from investment operations	(0.02)

Less distributions from net investment income	(0.20)

Net asset value, end of year	$10.08

Total return[d]	(0.19)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.77%
Expenses net of waiver and payments by affiliates	0.60%
Net investment income	3.29%

Supplemental data
Net assets, end of year (000’s)	$324
Portfolio turnover rate	4.27%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.42	$10.68	$10.85	$10.64	$11.42

Income from investment operations[b]:
Net investment income[c]	0.33	0.38	0.40	0.42	0.41
Net realized and unrealized gains (losses)	(0.32)	(0.27)	(0.17)	0.21	(0.80)

Total from investment operations	0.01	0.11	0.23	0.63	(0.39)

Less distributions from net investment income	(0.35)	(0.37)	(0.40)	(0.42)	(0.39)

Net asset value, end of year	$10.08	$10.42	$10.68	$10.85	$10.64

Total return	0.13%	1.01%	2.19%	6.00%	(3.34)%

Ratios to average net assets
Expenses	0.64%	0.61%	0.59%	0.58%	0.57%
Net investment income	3.25%	3.52%	3.76%	3.86%	3.81%

Supplemental data
Net assets, end of year (000’s)	$20,855	$26,253	$21,254	$20,384	$15,904
Portfolio turnover rate	4.27%	12.40%	7.86%	4.63%	8.24%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Connecticut Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.7%
Connecticut 98.7%
City of Bridgeport GO, Series A, 5.00%, 2/15/32	$10,000,000	$10,720,800
Connecticut State GO, Series A, 5.00%, 2/15/29	10,000,000	10,273,000
Connecticut State Health and Educational Facilities Authority Revenue,
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	19,258,022
Connecticut College Issue, Refunding, Series L-1, 4.00%, 7/01/46	5,000,000	5,010,350
Connecticut State University System Issue, Series N, 5.00%, 11/01/29	5,060,000	5,547,430
Fairfield University Issue, Refunding, Series M, 5.00%, 7/01/26.	90,000	90,900
Fairfield University Issue, Refunding, Series M, 5.00%, 7/01/34	180,000	181,577
Fairfield University Issue, Series M, Pre-Refunded, 5.00%, 7/01/26	360,000	364,432
Fairfield University Issue, Series M, Pre-Refunded, 5.00%, 7/01/34	820,000	830,094
Fairfield University Issue, Series N, 5.00%, 7/01/29	7,000,000	7,064,820
Fairfield University Issues, New Money, Series O, Pre-Refunded, 5.00%, 7/01/35	4,000,000	4,309,800
Fairfield University Issues, New Money, Series O, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,387,250
Hartford Healthcare Issue, Refunding, Series A, 5.00%, 7/01/41	12,000,000	12,675,720
Lutheran General Health Care System, ETM, 7.375%, 7/01/19	95,000	99,386
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45	8,250,000	9,049,260
Quinnipiac University Issue, Refunding, Series M, 5.00%, 7/01/36	1,400,000	1,551,620
Quinnipiac University Issue, Series J, NATL Insured, 5.00%, 7/01/37	385,000	389,246
Quinnipiac University Issue, Series J, NATL Insured, Pre-Refunded, 5.00%, 7/01/37	9,135,000	9,247,452
Sacred Heart University Issue, Refunding, Series I-1, 5.00%, 7/01/35	1,125,000	1,267,830
Sacred Heart University Issue, Refunding, Series I-1, 5.00%, 7/01/37	1,000,000	1,118,480
Sacred Heart University Issue, Refunding, Series I-1, 5.00%, 7/01/42	2,125,000	2,357,114
Sacred Heart University Issue, Series G, Pre-Refunded, 5.375%, 7/01/31	1,500,000	1,674,630
Sacred Heart University Issue, Series G, Pre-Refunded, 5.625%, 7/01/41	5,500,000	6,184,585
Sacred Heart University Issue, Series H, AGMC Insured, Pre-Refunded, 5.00%, 7/01/27	1,190,000	1,342,106
Sacred Heart University Issue, Series H, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	2,290,000	2,582,708
Stamford Hospital Issue, Series I, 5.00%, 7/01/30	5,000,000	5,266,000
Stamford Hospital Issue, Series J, 5.00%, 7/01/42.	5,000,000	5,308,000
Trinity Health Credit Group, Refunding, Series CT, 5.00%, 12/01/45.	7,060,000	7,882,207
Wesleyan University Issue, Series G, Pre-Refunded, 5.00%, 7/01/39	10,000,000	10,786,500
Western Connecticut Health Network Issue, Series M, 5.375%, 7/01/41	7,000,000	7,499,940
Yale University Issue, Series A-2, Pre-Refunded, 5.00%, 7/01/40	3,000,000	3,036,930
Yale-New Haven Hospital Issue, Series N, 5.00%, 7/01/48	5,000,000	5,370,800
Connecticut State HFAR,
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	420,000	436,779
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,592,400
Connecticut State Higher Education Supplemental Loan Authority Revenue, CHESLA Loan Program, Series A, 5.05%, 11/15/27.	560,000	582,971
Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue, Refunding, Series A, 5.00%, 1/01/38	3,000,000	3,306,120
Connecticut State Revolving Fund General Revenue,
Green Bonds, Series A, 5.00%, 3/01/34	5,000,000	5,704,800
Green Bonds, Series A, 5.00%, 3/01/35	1,000,000	1,138,920
Green Bonds, Series A, 5.00%, 5/01/35	2,000,000	2,316,600
Green Bonds, Series A, 5.00%, 5/01/37	3,000,000	3,454,140
Series A, 5.00%, 3/01/25	3,000,000	3,415,260
Connecticut State Special Tax Obligation Revenue,
Transportation Infrastructure Purposes, Series A, 5.00%, 10/01/30	5,000,000	5,472,550
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/32	1,000,000	1,116,440
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/34	5,000,000	5,472,000
Transportation Infrastructure Purposes, Series A, 5.00%, 1/01/36	1,000,000	1,112,370

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STATEMENT OF INVESTMENTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
Connecticut Transmission Municipal Electric Energy Cooperative Transmission System Revenue, Series A, 5.00%, 1/01/42	$5,000,000	$5,451,800
Greater New Haven Water Pollution Control Authority Regional Wastewater System Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/15/37	3,000,000	3,076,260
Hartford County Metropolitan District Clean Water Project Revenue,
Green Bonds, Refunding, Series A, 5.00%, 11/01/42	5,000,000	5,536,050
Refunding, Series A, 5.00%, 4/01/36	5,000,000	5,473,800
New Britain GO, Series C, AGMC Insured, 5.00%, 3/01/36	1,000,000	1,124,780
New Haven GO,
Issue of 2002, Series C, NATL Insured, ETM, 5.00%, 11/01/22	25,000	25,073
Issue of 2009, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/29	1,000,000	1,033,200
South Central Regional Water Authority Water System Revenue,
Eighteenth Series B, NATL Insured, 5.25%, 8/01/29	1,000,000	1,003,320
Eighteenth Series B, NATL Insured, 5.25%, 8/01/32	1,000,000	1,003,320
Refunding, Thirty-Second Series B, 5.00%, 8/01/38	3,720,000	4,284,473
Thirtieth Series A, 5.00%, 8/01/39	1,500,000	1,692,480
Thirtieth Series A, 5.00%, 8/01/44	1,615,000	1,817,182
Twenty-Second Series, AGMC Insured, Pre-Refunded, 5.00%, 8/01/38	4,000,000	4,061,680
Stamford Water Pollution Control System and Facility Revenue, Refunding, Series A, 5.25%, 8/15/43	1,000,000	1,143,740
Stratford GO, Refunding, 5.00%, 7/01/33	1,000,000	1,115,360
University of Connecticut GO,
Series A, 5.00%, 8/15/28	6,590,000	7,385,611
Series A, 5.00%, 2/15/31	2,000,000	2,233,880
Series A, 5.00%, 1/15/37	4,000,000	4,405,840

Total Municipal Bonds (Cost $243,472,868) 98.7%		250,718,188
Other Assets, less Liabilities 1.3%		3,281,415

Net Assets 100.0%		$253,999,603

See Abbreviations on page 162.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Michigan Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.52	$11.78	$12.02	$11.67	$12.36

Income from investment operations[b]:
Net investment income[c]	0.36	0.40	0.42	0.44	0.46
Net realized and unrealized gains (losses)	(0.26)	(0.25)	(0.25)	0.36	(0.70)

Total from investment operations	0.10	0.15	0.17	0.80	(0.24)

Less distributions from net investment income	(0.37)	(0.41)	(0.41)	(0.45)	(0.45)

Net asset value, end of year.	$11.25	$11.52	$11.78	$12.02	$11.67

Total return[d]	0.85%	1.24%	1.48%	6.96%	(1.90)%

Ratios to average net assets
Expenses	0.67%	0.65%	0.64%	0.65%	0.63%
Net investment income	3.11%	3.43%	3.55%	3.73%	3.91%

Supplemental data
Net assets, end of year (000’s)	$797,935	$861,662	$896,978	$953,732	$951,409
Portfolio turnover rate	12.74%	12.35%	12.04%	12.80%	9.37%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

88	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.69	$11.95	$12.20	$11.83	$12.52

Income from investment operations[b]:
Net investment income[c]	0.30	0.35	0.36	0.38	0.40
Net realized and unrealized gains (losses)	(0.26)	(0.27)	(0.26)	0.37	(0.71)

Total from investment operations	0.04	0.08	0.10	0.75	(0.31)

Less distributions from net investment income	(0.30)	(0.34)	(0.35)	(0.38)	(0.38)

Net asset value, end of year	$11.43	$11.69	$11.95	$12.20	$11.83

Total return[d]	0.36%	0.66%	0.83%	6.45%	(2.42)%

Ratios to average net assets
Expenses	1.22%	1.20%	1.19%	1.20%	1.18%
Net investment income	2.56%	2.88%	3.00%	3.18%	3.36%

Supplemental data
Net assets, end of year (000’s)	$124,683	$142,248	$145,491	$148,898	$148,136
Portfolio turnover rate	12.74%	12.35%	12.04%	12.80%	9.37%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	89

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.53

Income from investment operations[b]:
Net investment income[c]	0.22
Net realized and unrealized gains (losses)	(0.24)

Total from investment operations	(0.02)

Less distributions from net investment income	(0.22)

Net asset value, end of year	$11.29

Total return[d]	(0.21)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.58%
Expenses net of waiver and payments by affiliates	0.53%
Net investment income	3.25%

Supplemental data
Net assets, end of year (000’s)	$2,510
Portfolio turnover rate	12.74%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

90	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.55	$11.81	$12.06	$11.70	$12.39

Income from investment operations[b]:
Net investment income[c]	0.37	0.42	0.43	0.46	0.47
Net realized and unrealized gains (losses)	(0.25)	(0.26)	(0.26)	0.36	(0.70)

Total from investment operations	0.12	0.16	0.17	0.82	(0.23)

Less distributions from net investment income	(0.38)	(0.42)	(0.42)	(0.46)	(0.46)

Net asset value, end of year	$11.29	$11.55	$11.81	$12.06	$11.70

Total return	1.03%	1.33%	1.50%	7.13%	(1.80)%

Ratios to average net assets
Expenses	0.57%	0.55%	0.54%	0.55%	0.53%
Net investment income	3.21%	3.53%	3.65%	3.83%	4.01%

Supplemental data
Net assets, end of year (000’s)	$53,587	$67,672	$39,846	$36,020	$26,577
Portfolio turnover rate	12.74%	12.35%	12.04%	12.80%	9.37%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	91

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Michigan Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 100.2%
Michigan 100.2%
Ann Arbor Public School District GO,
County of Washtenaw, Refunding, 5.00%, 5/01/26	$750,000	$869,063
County of Washtenaw, Refunding, 5.00%, 5/01/28	1,000,000	1,143,270
County of Washtenaw, Refunding, 5.00%, 5/01/29	1,235,000	1,405,912
Battle Creek Water and Wastewater System Revenue, Series A, 5.00%, 6/01/36	1,300,000	1,449,422
Bloomfield Charter Township GO,
County of Oakland, Refunding, 5.00%, 5/01/27	680,000	797,688
County of Oakland, Refunding, 5.00%, 5/01/29	470,000	544,979
County of Oakland, Refunding, 5.00%, 5/01/32	1,000,000	1,148,510
Byron Center Public Schools GO,
School Building and Site, Series I, 5.00%, 5/01/34	1,000,000	1,135,990
School Building and Site, Series I, 5.00%, 5/01/35	1,920,000	2,172,979
School Building and Site, Series I, 5.00%, 5/01/36	650,000	733,454
School Building and Site, Series I, 5.00%, 5/01/37	1,480,000	1,666,288
School Building and Site, Series I, 5.00%, 5/01/38	1,330,000	1,494,055
School Building and Site, Series I, 5.00%, 5/01/39	2,290,000	2,568,647
School Building and Site, Series I, 5.00%, 5/01/43	2,250,000	2,512,530
School Building and Site, Series I, 5.00%, 5/01/47	4,140,000	4,609,310
Caledonia Community Schools GO,
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/25	1,000,000	1,160,170
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/26	1,000,000	1,165,080
Central Michigan University Revenue,
Board of Trustees, General, Refunding, 5.00%, 10/01/30	1,910,000	2,196,786
Board of Trustees, General, Refunding, 5.00%, 10/01/31	1,055,000	1,209,969
Board of Trustees, General, Refunding, 5.00%, 10/01/34	1,600,000	1,821,504
Board of Trustees, General, Refunding, 5.00%, 10/01/39	2,000,000	2,273,020
Chippewa Valley Schools GO,
County of Macomb, Refunding, 5.00%, 5/01/28	6,075,000	6,872,344
County of Macomb, Refunding, 5.00%, 5/01/29	6,425,000	7,251,576
County of Macomb, Refunding, 5.00%, 5/01/30	6,420,000	7,229,241
County of Macomb, Refunding, 5.00%, 5/01/31	3,000,000	3,368,850
County of Macomb, Refunding, 5.00%, 5/01/32	6,590,000	7,383,238
Commerce Charter Township GO, Capital Improvement, Refunding, 5.00%, 12/01/38	3,250,000	3,660,312
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured, 6.00%, 5/01/29	10,000,000	11,894,000
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,329,750
Detroit Water Supply System Revenue,
second lien, Series B, NATL Insured, 5.00%, 7/01/34	25,000	25,069
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	30,000	30,087
senior lien, Series B, BHAC Insured, Pre-Refunded, 5.25%, 7/01/35	17,500,000	17,721,025
DeWitt Public Schools GO,
School Building and Site, 5.00%, 5/01/30	500,000	578,715
School Building and Site, 5.00%, 5/01/33	815,000	931,382
School Building and Site, 5.00%, 5/01/34	1,000,000	1,135,990
School Building and Site, 5.00%, 5/01/35	1,000,000	1,131,760
School Building and Site, 5.00%, 5/01/36	1,000,000	1,128,390
East Lansing School District GO,
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/35	1,500,000	1,697,640
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	1,100,000	1,238,457
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/42	3,500,000	3,911,285

92	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Farmington Public School District GO,
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/27	$1,000,000	$1,147,460
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/28	2,000,000	2,286,540
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/32	4,035,000	4,557,129
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/33	2,900,000	3,267,285
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/34	3,000,000	3,371,730
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/35	1,000,000	1,123,230
Grand Rapids Building Authority Revenue, County of Kent, Series A, AMBAC Insured, 5.00%, 10/01/28	3,590,000	3,600,555
Grand Rapids Sanitary Sewer System Revenue,
County of Kent, Improvement and Refunding, 5.00%, 1/01/28	1,560,000	1,796,824
County of Kent, Improvement and Refunding, 5.00%, 1/01/29	1,000,000	1,150,040
County of Kent, Improvement and Refunding, 5.00%, 1/01/31	2,095,000	2,394,564
County of Kent, Improvement and Refunding, 5.00%, 1/01/32	1,175,000	1,338,889
County of Kent, Improvement and Refunding, 5.00%, 1/01/33	1,125,000	1,279,294
County of Kent, Improvement and Refunding, 5.00%, 1/01/34	1,000,000	1,135,400
County of Kent, Improvement and Refunding, 5.00%, 1/01/35	1,500,000	1,701,360
County of Kent, Improvement and Refunding, 5.00%, 1/01/39	880,000	994,057
County of Kent, Improvement and Refunding, 5.00%, 1/01/44	2,000,000	2,255,760
County of Kent, Refunding, 5.00%, 1/01/36	1,250,000	1,411,175
County of Kent, Refunding, 5.00%, 1/01/38	1,000,000	1,125,240
Grand Rapids Water Supply System Revenue,
Assured Guaranty, Pre-Refunded, 5.10%, 1/01/39	3,000,000	3,092,790
County of Kent, Improvement and Refunding, 5.00%, 1/01/46	2,525,000	2,806,083
Grand Traverse County Hospital Finance Authority Revenue,
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/44	2,000,000	2,150,440
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/47	2,500,000	2,685,125
Grand Valley State University Revenue,
General, Refunding, Series A, 5.00%, 12/01/32	4,295,000	4,844,674
General, Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/28	17,165,000	17,321,716
General, Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/33	8,570,000	8,648,244
Grandville Public School District GO,
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/29	750,000	837,818
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/30	1,000,000	1,114,380
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/31	1,150,000	1,277,650
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/32	1,165,000	1,291,962
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/34	1,315,000	1,449,472
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/35	1,225,000	1,348,639
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/37	2,915,000	3,201,428
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/40	6,215,000	6,809,154
Holly Area School District GO,
County of Oakland, Refunding, 5.00%, 5/01/30	1,045,000	1,184,403
County of Oakland, Refunding, 5.00%, 5/01/32	1,040,000	1,169,917
Hudsonville Public Schools GO,
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/37	1,550,000	1,755,530
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/39	2,500,000	2,816,775
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/41	2,500,000	2,806,300
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/26	10,000,000	10,738,100

franklintempleton.com	Annual Report	93

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
Bronson Methodist Hospital, AGMC Insured, Pre-Refunded, 5.25%, 5/15/36	$5,530,000	$5,953,764
Bronson Methodist Hospital, Refunding, AGMC Insured, 5.25%, 5/15/36	4,470,000	4,700,205
Bronson Methodist Hospital, Refunding, Series B, AGMC Insured, 5.00%, 5/15/26	7,000,000	7,045,430
Kelloggsville Public School District GO,
School Building and Site, AGMC Insured, 5.00%, 5/01/33	1,045,000	1,177,349
School Building and Site, AGMC Insured, 5.00%, 5/01/35	1,150,000	1,291,715
School Building and Site, AGMC Insured, 5.00%, 5/01/38	3,815,000	4,261,698
Kent County GO,
Capital Improvement, 5.00%, 6/01/32	1,305,000	1,511,947
Capital Improvement, 5.00%, 6/01/33	1,275,000	1,471,108
Kentwood Public Schools GO,
School Building and Site, 5.00%, 5/01/35	1,205,000	1,350,504
School Building and Site, 5.00%, 5/01/36	1,205,000	1,346,853
School Building and Site, 5.00%, 5/01/38	1,210,000	1,346,948
School Building and Site, 5.00%, 5/01/41	1,120,000	1,244,230
School Building and Site, 5.00%, 5/01/44	1,800,000	1,995,606
L’Anse Creuse Public Schools GO,
Refunding, 5.00%, 5/01/28	5,230,000	5,979,302
Refunding, 5.00%, 5/01/30	5,560,000	6,306,319
Refunding, 5.00%, 5/01/32	5,890,000	6,619,830
Refunding, 5.00%, 5/01/34	6,220,000	6,931,444
Refunding, 5.00%, 5/01/35	2,840,000	3,157,143
Lansing Board of Water and Light Utility System Revenue, Series A, 5.50%, 7/01/41	10,000,000	11,094,700
Lansing Community College GO,
College Building and Site, Pre-Refunded, 5.00%, 5/01/32	2,310,000	2,594,338
College Building and Site, Refunding, 5.00%, 5/01/30	1,000,000	1,168,490
College Building and Site, Refunding, 5.00%, 5/01/32	2,000,000	2,320,580
College Building and Site, Refunding, 5.00%, 5/01/32	690,000	766,742
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/36	1,395,000	1,566,627
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	1,490,000	1,669,917
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/39	2,125,000	2,373,540
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/40	2,200,000	2,453,990
Lapeer Community Schools GO,
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/33	4,400,000	4,427,280
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/37	4,325,000	4,351,815
Lenawee County Hospital Finance Authority Hospital Revenue, ProMedica Healthcare Obligated Group, Series B, Pre-Refunded, 6.00%, 11/15/35	5,000,000	5,731,400
Livonia Public Schools School District GO,
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/36	5,725,000	6,390,588
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/38	6,000,000	6,682,200
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/43	16,850,000	18,722,877
Macomb Interceptor Drain Drainage District GO,
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/34	2,000,000	2,307,940
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/42	7,500,000	8,564,625
Mason County CSD,
GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/25	1,050,000	1,218,179
GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/26	1,100,000	1,274,625

94	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Mattawan Consolidated School District GO,
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/30	$1,000,000	$1,134,920
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/31	1,915,000	2,164,122
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/32	1,110,000	1,249,827
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/34	2,325,000	2,597,234
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/39	3,375,000	3,724,650
Meridian Public Schools District GO,
County of Midland, Refunding, 5.00%, 5/01/27	735,000	845,448
County of Midland, Refunding, 5.00%, 5/01/29	775,000	882,252
County of Midland, Refunding, 5.00%, 5/01/31	1,130,000	1,274,674
Michigan Finance Authority Revenue,
Clean Water Revolving Fund, Refunding, Series B, 4.00%, 10/01/30	2,750,000	2,954,462
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/30	4,930,000	5,587,169
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/32	2,725,000	3,072,819
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/37	4,235,000	4,707,838
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/41	27,780,000	30,596,892
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/28	5,585,000	6,181,925
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/29	5,865,000	6,471,910
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/32	10,005,000	10,951,573
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/42	12,000,000	12,966,240
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/42	8,000,000	8,776,000
Hospital, Trinity Health Credit Group, Refunding, Series A, 5.00%, 12/01/42	3,500,000	3,930,220
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/45	20,000,000	22,253,200
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/28	3,000,000	3,407,490
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/29	3,000,000	3,407,490
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/32	2,000,000	2,271,660
Michigan Hospital Finance Authority Revenue,
Ascension Health Senior Credit Group, Refunding, Series F-7, 5.00%, 11/15/46	5,000,000	5,630,150
Ascension Health Senior Credit Group, Refunding, Series F-8, 5.00%, 11/15/47	10,000,000	11,252,300
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/26	2,065,000	2,272,594
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/27	2,285,000	2,506,005
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/28	2,615,000	2,860,209
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/35	2,250,000	2,427,165
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/39	5,000,000	5,289,050
Trinity Health Credit Group, Refunding, Series A-1, 6.50%, 12/01/33	915,000	947,418
Trinity Health Credit Group, Series A-1, Pre-Refunded, 6.50%, 12/01/33	24,085,000	24,986,742
Trinity Health Credit Group, Series B, 5.00%, 12/01/48	20,000,000	21,377,000
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.25%, 10/15/38	555,000	571,184
Facilities Program, Refunding, Series I, 5.00%, 4/15/41	13,000,000	14,573,260
Facilities Program, Refunding, Series I, 5.00%, 10/15/46	6,500,000	7,214,740
Facilities Program, Refunding, Series I-A, 5.00%, 10/15/33	5,000,000	5,601,250
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45	2,000,000	2,226,880
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/47	5,000,000	5,596,850
Facilities Program, Series I, Pre-Refunded, 6.25%, 10/15/38	14,445,000	14,875,317
Michigan State HDA Rental Housing Revenue, Series A, 5.25%, 10/01/46	565,000	591,595
Michigan State Hospital Finance Authority Revenue,
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/32	5,000,000	5,252,200
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/33	5,370,000	5,617,288
Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21	3,000,000	3,441,630

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STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan State Technological University Revenue, Board of Control, General, Refunding, Series A, 5.00%, 10/01/45	$2,400,000	$2,686,968
Michigan State University Revenue,
Board of Trustees, General, Refunding, Series C, 5.00%, 2/15/44	14,630,000	15,446,061
Board of Trustees, General, Series A, 5.00%, 8/15/40	8,500,000	9,603,470
Muskegon County GO,
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/33	1,360,000	1,543,940
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/36	1,735,000	1,959,526
Northview Public Schools District GO, School Building and Site, 5.00%, 5/01/41	3,000,000	3,189,600
Oakland Schools Intermediate School District GO,
Refunding, 5.00%, 5/01/35	1,500,000	1,704,105
Refunding, 5.00%, 5/01/36	1,005,000	1,140,203
Oakland University Board of Trustees Revenue,
General, 5.00%, 3/01/47	7,230,000	8,012,720
General, Refunding, 5.00%, 3/01/27	1,000,000	1,127,150
General, Refunding, 5.00%, 3/01/30	1,010,000	1,130,109
General, Refunding, 5.00%, 3/01/31	1,260,000	1,407,634
General, Refunding, 5.00%, 3/01/32	1,000,000	1,116,000
General, Refunding, 5.00%, 3/01/33	1,285,000	1,431,811
General, Refunding, 5.00%, 3/01/34	1,000,000	1,113,090
General, Refunding, 5.00%, 3/01/39	3,000,000	3,323,610
Rochester Community School District GO,
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/30	350,000	399,795
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/31	1,500,000	1,712,250
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/32	5,575,000	6,342,231
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/35	6,450,000	7,219,033
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/36	2,800,000	3,125,360
Roseville Community Schools District GO,
County of Macomb, Refunding, 5.00%, 5/01/26	1,400,000	1,622,250
County of Macomb, Refunding, 5.00%, 5/01/27	1,370,000	1,575,870
County of Macomb, Refunding, 5.00%, 5/01/28	3,040,000	3,475,541
County of Macomb, Refunding, 5.00%, 5/01/29	3,300,000	3,756,687
County of Macomb, Refunding, 5.00%, 5/01/30	1,620,000	1,837,453
County of Macomb, Refunding, 5.00%, 5/01/31	1,585,000	1,787,928
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/27	3,350,000	3,742,117
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/28	2,500,000	2,776,575
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/39	17,500,000	18,981,200
William Beaumont Hospital Obligated Group, Series V, Pre-Refunded, 8.25%, 9/01/39	10,000,000	10,341,800
Saginaw City School District GO, School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/38	10,555,000	10,620,441
Saginaw Valley State University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	7,050,000	7,135,587
General, Refunding, Series A, 5.00%, 7/01/30	1,750,000	1,986,897
General, Refunding, Series A, 5.00%, 7/01/31	2,170,000	2,456,961
General, Refunding, Series A, 5.00%, 7/01/33	1,240,000	1,394,318
Saline Area Schools GO,
County of Washtenaw, School Building and Site, 5.00%, 5/01/30	1,400,000	1,585,108
County of Washtenaw, School Building and Site, 5.00%, 5/01/31	500,000	564,190
County of Washtenaw, School Building and Site, 5.00%, 5/01/34	2,750,000	3,065,397
County of Washtenaw, School Building and Site, 5.00%, 5/01/36	2,950,000	3,268,364

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STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
South Haven Public Schools GO,
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/33	$350,000	$394,328
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/35	1,575,000	1,769,087
Trenton Public Schools GO, School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/38	6,150,000	6,188,130
Troy City School District GO, Refunding, 5.00%, 5/01/26	1,230,000	1,425,263
University of Michigan Revenue,
Regents, Refunding, Refunding, 5.00%, 4/01/46	2,000,000	2,274,320
Regents, General, Refunding, Series A, 5.00%, 4/01/37	2,700,000	3,142,719
Regents, General, Refunding, Series A, 5.00%, 4/01/42	26,635,000	30,772,481
Regents, General, Refunding, Series A, 5.00%, 4/01/47	5,000,000	5,755,300
Warren Consolidated Schools District GO, Counties of Macomb and Oakland, School Building and Site, 5.00%, 5/01/32	2,500,000	2,718,750
Wayne State University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/28	23,550,000	24,165,597
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/35	22,435,000	23,021,451
General, Refunding, Series A, 5.00%, 11/15/31	1,860,000	2,116,959
General, Refunding, Series A, 5.00%, 11/15/33	1,500,000	1,710,180
[a] General, Series A, 5.00%, 11/15/43	4,500,000	5,109,255
[a] General, Series A, 4.00%, 11/15/48	10,000,000	10,086,200
Western Michigan University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/28	5,500,000	5,541,635
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/32	6,410,000	6,458,524
General, Refunding, Series A, 5.00%, 11/15/26	1,500,000	1,723,335
General, Refunding, Series A, 5.00%, 11/15/27	2,160,000	2,473,999
General, Refunding, Series A, 5.00%, 11/15/28	1,635,000	1,865,797
General, Refunding, Series A, 5.00%, 11/15/29	2,000,000	2,278,140
General, Refunding, Series A, 5.00%, 11/15/30	2,500,000	2,837,200
General, Refunding, Series A, 5.00%, 11/15/40	1,560,000	1,742,473
General, Refunding, Series A, 5.00%, 11/15/45	2,000,000	2,227,140
Zeeland Public Schools GO,
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/31	1,530,000	1,733,260
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/33	2,000,000	2,253,300
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/34	2,000,000	2,247,820
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/35	2,000,000	2,246,460

Total Municipal Bonds (Cost $956,542,422) 100.2%		980,766,012
Other Assets, less Liabilities (0.2)%		(2,050,963)

Net Assets 100.0%		$978,715,049

See Abbreviations on page 162.

aSecurity purchased on a when-issued basis. See Note 1(b).

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Minnesota Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.27	$12.63	$12.69	$12.39	$12.98

Income from investment operations[b]:
Net investment income[c]	0.35	0.37	0.40	0.41	0.41
Net realized and unrealized gains (losses)	(0.20)	(0.35)	(0.06)	0.30	(0.60)

Total from investment operations	0.15	0.02	0.34	0.71	(0.19)

Less distributions from net investment income	(0.35)	(0.38)	(0.40)	(0.41)	(0.40)

Net asset value, end of year	$12.07	$12.27	$12.63	$12.69	$12.39

Total return[d]	1.23%	0.11%	2.71%	5.78%	(1.45)%

Ratios to average net assets
Expenses	0.66%	0.65%	0.64%	0.65%	0.64%
Net investment income	2.87%	2.99%	3.16%	3.23%	3.27%

Supplemental data
Net assets, end of year (000’s)	$657,415	$695,040	$731,215	$719,848	$717,104
Portfolio turnover rate	13.77%	13.80%	8.61%	6.53%	6.93%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

98	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.40	$12.76	$12.82	$12.51	$13.10

Income from investment operations[b]:
Net investment income[c]	0.29	0.31	0.33	0.34	0.34
Net realized and unrealized gains (losses)	(0.20)	(0.37)	(0.06)	0.31	(0.60)

Total from investment operations	0.09	(0.06)	0.27	0.65	(0.26)

Less distributions from net investment income	(0.28)	(0.30)	(0.33)	(0.34)	(0.33)

Net asset value, end of year	$12.21	$12.40	$12.76	$12.82	$12.51

Total return[d]	0.74%	(0.45)%	2.12%	5.23%	(1.97)%

Ratios to average net assets
Expenses	1.21%	1.20%	1.19%	1.20%	1.19%
Net investment income	2.32%	2.44%	2.61%	2.68%	2.72%

Supplemental data
Net assets, end of year (000’s)	$203,925	$223,444	$217,904	$211,768	$205,745
Portfolio turnover rate	13.77%	13.80%	8.61%	6.53%	6.93%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]
Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.40

Income from investment operations[b]:

Net investment income[c]	0.22

Net realized and unrealized gains (losses)	(0.32)

Total from investment operations	(0.10)

Less distributions from net investment income	(0.21)

Net asset value, end of year	$12.09

Total return[d]	(0.80)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.54%

Expenses net of waiver and payments by affiliates	0.51%

Net investment income	3.02%

Supplemental data

Net assets, end of year (000’s)	$8,342

Portfolio turnover rate	13.77%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

100	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.28	$12.64	$12.70	$12.40	$12.99

Income from investment operations[b]:

Net investment income[c]	0.37	0.39	0.41	0.42	0.42

Net realized and unrealized gains (losses)	(0.19)	(0.36)	(0.06)	0.30	(0.60)

Total from investment operations	0.18	0.03	0.35	0.72	(0.18)

Less distributions from net investment income	(0.37)	(0.39)	(0.41)	(0.42)	(0.41)

Net asset value, end of year	$12.09	$12.28	$12.64	$12.70	$12.40

Total return	1.41%	0.20%	2.81%	5.88%	(1.35)%

Ratios to average net assets

Expenses	0.56%	0.55%	0.54%	0.55%	0.54%

Net investment income	2.97%	3.09%	3.26%	3.33%	3.37%

Supplemental data

Net assets, end of year (000’s)	$160,199	$169,533	$121,685	$123,174	$98,382

Portfolio turnover rate	13.77%	13.80%	8.61%	6.53%	6.93%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Minnesota Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.5%
Minnesota 98.5%
Alexandria ISD No. 206 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/37	$29,905,000	$28,046,404
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 5.00%, 2/01/37	11,700,000	12,698,946
Anoka-Hennepin ISD No. 11 GO,
Anoka and Hennepin Counties, School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20	5,870,000	6,242,334
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.25%, 2/01/37	5,355,000	5,149,261
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.375%, 2/01/43	6,020,000	5,769,568
Bemidji GO, Sales Tax, Pre-Refunded, 5.25%, 2/01/38	12,055,000	13,251,941
Big Lake ISD No. 727 GO,
Refunding, Series B, 5.00%, 2/01/23	2,990,000	3,337,976
Refunding, Series B, 5.00%, 2/01/24	3,000,000	3,345,540
Refunding, Series B, 5.00%, 2/01/25	1,225,000	1,363,156
Brainerd ISD No. 181 GO,
School Building, Refunding, Series A, 4.00%, 2/01/19	5,025,000	5,144,092
School Building, Refunding, Series A, 4.00%, 2/01/20	5,025,000	5,139,922
Cambridge ISD No. 911 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/27	3,410,000	3,470,596
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/30	5,585,000	5,551,658
Central Municipal Power Agency Revenue,
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/32	1,150,000	1,241,253
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/42	1,615,000	1,727,372
Circle Pines ISD No. 12 GO,
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/32	1,450,000	878,845
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/34	1,600,000	884,256
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/35	350,000	184,870
Cloquet Public Schools ISD No. 94 GO, School Building, Series B, 5.00%, 2/01/32	3,615,000	4,116,545
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33	850,000	884,026
Duluth ISD No. 709 COP,
Full Term Certificates, Series B, AGMC Insured, Pre-Refunded, 5.00%, 2/01/28	18,890,000	19,512,237
Full Term Certificates, Series B, Pre-Refunded, 4.75%, 2/01/25	8,445,000	8,704,008
Refunding, Series A, 5.00%, 2/01/25	1,015,000	1,157,882
Refunding, Series A, 5.00%, 2/01/26	2,740,000	3,150,479
Refunding, Series A, 4.00%, 2/01/27	3,750,000	4,006,912
Refunding, Series A, 4.00%, 2/01/28	1,500,000	1,592,985
Duluth ISD No. 709 GO,
Refunding, Series B, 4.00%, 2/01/25	3,450,000	3,753,772
Refunding, Series B, 2.50%, 2/01/26	2,840,000	2,777,889
Elk River ISD No. 728 GO, School Building, Elk River Area Schools, Series A, 4.00%, 2/01/32	6,130,000	6,463,227
Farmington ISD No. 192 GO,
School Building, Refunding, Series C, 5.00%, 2/01/24	7,165,000	8,237,386
School Building, Series A, 4.00%, 2/01/28	5,230,000	5,653,316
Fridley ISD No. 14 GO, School Building, Fridley Public Schools, Series A, 4.00%, 2/01/28	1,005,000	1,087,088

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STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Hennepin County Regional Railroad Authority GO,
Refunding, Series A, 4.00%, 12/01/27	$2,475,000	$2,570,362
Refunding, Series A, 4.00%, 12/01/28	1,590,000	1,649,307
Hermantown ISD No. 700 GO, School Building, Series A, 4.00%, 2/01/29	2,310,000	2,454,883
Hutchinson ISD No. 423 GO, School Building, Minnesota School District Credit Enhancement Program, Series A, 5.00%, 2/01/28	1,685,000	1,965,991
Jackson County GO, Capital Improvement Plan, Series A, 3.125%, 2/01/38	3,000,000	2,827,200
Jordan ISD No. 717 GO,
School Building, Refunding, Series A, 5.00%, 2/01/32	1,605,000	1,809,204
School Building, Series A, 5.00%, 2/01/31	1,460,000	1,645,756
School Building, Series A, 5.00%, 2/01/33	1,700,000	1,916,291
School Building, Series A, 5.00%, 2/01/34	1,805,000	2,034,650
School Building, Series A, 5.00%, 2/01/35	1,000,000	1,127,230
School Building, Series A, Pre-Refunded, 5.00%, 2/01/32	395,000	445,256
Lakeville GO, Refunding, Series B, 3.00%, 2/01/30	4,690,000	4,662,001
Lakeville ISD No. 194 GO, Alternative Facilities, Series B, 3.00%, 2/01/25	3,560,000	3,641,987
Metropolitan Council Minneapolis St. Paul Metropolitan Area GO, Wastewater Revenue, Refunding, Series C, 3.00%, 3/01/30	7,305,000	7,268,548
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	1,058,200
Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A, 5.00%, 11/15/26	2,000,000	2,353,900
Allina Health System, Refunding, Series A, 5.00%, 11/15/27	2,000,000	2,370,760
Minneapolis Health Care System Revenue,
Fairview Health Services, Refunding, Series A, 5.00%, 11/15/44	10,000,000	11,097,200
Fairview Health Services, Series B, Assured Guaranty, 6.50%, 11/15/38	29,485,000	30,453,877
Fairview Health Services, Series B, Assured Guaranty, Pre-Refunded, 6.50%, 11/15/38	5,515,000	5,712,878
Minneapolis Special School District No. 1 GO,
Long Term Facilities Maintenance, Series B, 5.00%, 2/01/30	2,590,000	3,095,102
Long-Term Facilities Maintenance, Series B, 4.00%, 2/01/32	2,595,000	2,799,875
Minneapolis-St. Paul Metropolitan Airports Commission Revenue,
Airport, senior bond, Refunding, Series A, 5.00%, 1/01/26	6,000,000	7,074,600
Airport, senior bond, Refunding, Series A, 5.00%, 1/01/35	9,295,000	9,819,424
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/34	2,870,000	3,321,939
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/35	4,025,000	4,645,252
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/41	19,655,000	22,536,030
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/46	15,500,000	17,643,650
Airport, sub. bond, Refunding, Series B, 5.00%, 1/01/26	1,250,000	1,378,837
Airport, sub. bond, Refunding, Series B, 5.00%, 1/01/27	1,500,000	1,653,435
Airport, sub. bond, Refunding, Series B, 5.00%, 1/01/28	2,250,000	2,478,420
Minnesota Agricultural and Economic Development Board Revenue,
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%, 2/15/30	14,600,000	15,383,290
Health Care Facilities, Essentia Health Obligated Group, Series E, Assured Guaranty, 5.00%, 2/15/37	20,600,000	20,639,964
Minnesota Public Facilities Authority State Revenue,
Revolving Fund, Refunding, Series A, 5.00%, 3/01/24	17,010,000	19,786,372
Revolving Fund, Series C, Pre-Refunded, 5.00%, 3/01/26	16,530,000	17,650,569

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STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota State 911 Revenue,
Public Safety Radio Communications System Project, Assured Guaranty, Pre-Refunded, 4.50%, 6/01/22	$1,000,000	$1,037,160
Public Safety Radio Communications System Project, Assured Guaranty, Pre-Refunded, 4.50%, 6/01/24	3,745,000	3,884,164
Public Safety Radio Communications System Project, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/24	3,000,000	3,027,390
Minnesota State Colleges and Universities Revenue,
Board of Trustees, Fund, Refunding, Series A, 5.00%, 10/01/22	1,410,000	1,592,919
Board of Trustees, Fund, Series A, 4.00%, 10/01/24	1,535,000	1,658,921
Board of Trustees, Fund, Series A, 5.00%, 10/01/28	2,135,000	2,351,340
Board of Trustees, Fund, Series A, 4.625%, 10/01/29	6,615,000	6,912,212
Minnesota State COP, Legislative Office Facility Project, 5.00%, 6/01/36	3,615,000	4,074,394
Minnesota State General Fund Revenue,
Appropriation, Refunding, Series A, 4.00%, 3/01/26	4,000,000	4,247,240
Appropriation, Refunding, Series A, 3.00%, 3/01/30	5,000,000	4,910,800
Appropriation, Refunding, Series B, 5.00%, 3/01/22	1,530,000	1,710,479
Appropriation, Series A, 5.00%, 6/01/38	8,500,000	9,480,985
Minnesota State GO,
Various Purpose, Refunding, Series F, 4.00%, 10/01/25	15,000,000	16,369,200
Various Purpose, Series A, 5.00%, 8/01/28	5,570,000	6,611,311
Various Purpose, Series A, Pre-Refunded, 4.25%, 12/01/27	5,000,000	5,234,400
Various Purpose, Series A, Pre-Refunded, 4.50%, 12/01/28	15,540,000	16,335,182
Various Purpose, Series H, 5.00%, 11/01/27	325,000	343,119
Various Purpose, Series H, Pre-Refunded, 5.00%, 11/01/27	2,175,000	2,295,538
Minnesota State HFA Homeownership Finance Revenue,
MBS Program, Series E, GNMA Secured, 4.45%, 7/01/31	2,565,000	2,656,391
MBS Program, Series G, GNMA Secured, 4.00%, 7/01/26	1,370,000	1,421,443
MBS Program, Series G, GNMA Secured, 4.40%, 7/01/32	2,320,000	2,400,666
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29	3,675,000	3,759,304
Nonprofit Housing State Appropriation, 5.00%, 8/01/31	2,225,000	2,447,277
Residential Housing Finance, Refunding, Series B, 3.10%, 7/01/35	8,215,000	7,956,967
Residential Housing Finance, Series E, 4.90%, 7/01/29	5,800,000	5,941,056
Residential Housing Finance, Series E, 5.10%, 1/01/40	5,485,000	5,590,641
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Series 7-D, Pre-Refunded, 5.00%, 3/01/40	4,000,000	4,142,920
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/33	1,500,000	1,590,540
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/35	500,000	526,725
Macalester College, Refunding, 3.00%, 3/01/33	3,010,000	2,821,574
Macalester College, Refunding, 4.00%, 3/01/42	900,000	941,553
Macalester College, Refunding, 4.00%, 3/01/48	2,150,000	2,235,720
Macalester College, Series 7-I, Pre-Refunded, 5.00%, 6/01/35	5,000,000	5,380,550
University of St. Thomas, Refunding, Series 8-L, 5.00%, 4/01/35	750,000	843,735
University of St. Thomas, Refunding, Series 8-M, 4.00%, 4/01/22	1,215,000	1,302,346
University of St. Thomas, Refunding, Series A, 4.00%, 10/01/36	750,000	781,523
University of St. Thomas, Refunding, Series A, 4.00%, 10/01/37	750,000	779,663
University of St. Thomas, Series 7-A, Pre-Refunded, 5.00%, 10/01/29	5,420,000	5,710,783
University of St. Thomas, Series 7-A, Pre-Refunded, 5.00%, 10/01/39	4,485,000	4,725,620
University of St. Thomas, Series 8-L, 4.00%, 4/01/31	4,200,000	4,465,188

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STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota State Municipal Power Agency Electric Revenue,
4.00%, 10/01/41	$4,680,000	$4,852,037
5.00%, 10/01/47	4,650,000	5,203,210
Refunding, Series A, 4.00%, 10/01/31	1,265,000	1,322,305
Refunding, Series A, 4.00%, 10/01/32	1,200,000	1,252,188
Refunding, Series A, 4.00%, 10/01/33	1,000,000	1,035,090
Refunding, Series A, 5.00%, 10/01/34	1,000,000	1,135,220
Refunding, Series A, 5.00%, 10/01/35	1,005,000	1,138,956
Series A, 5.25%, 10/01/35	12,000,000	12,944,400
New London-Spicer Schools ISD No. 345 GO,
School Building, Series A, 4.00%, 2/01/28	1,160,000	1,254,749
School Building, Series A, 4.00%, 2/01/29	1,095,000	1,172,406
School Building, Series A, 4.00%, 2/01/31	1,300,000	1,375,907
New Prague ISD No. 721 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/22	3,090,000	3,284,824
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/23	3,045,000	3,230,745
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/24	3,245,000	3,436,293
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/25	3,300,000	3,481,071
Northern Municipal Power Agency Electric System Revenue,
Refunding, 5.00%, 1/01/41	800,000	895,600
Series A, 5.00%, 1/01/30	1,190,000	1,304,657
Northfield ISD No. 659 GO, School Building, Refunding, Series A, 4.00%, 2/01/20	3,420,000	3,502,319
Prior Lake ISD No. 719 GO,
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/27	10,545,000	8,070,194
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/28	13,055,000	9,609,263
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/30	9,010,000	6,069,947
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/31	5,310,000	3,431,322
Ramsey GO,
Capital Improvement Plan, Refunding, Series A, 3.00%, 12/15/28	1,105,000	1,114,846
Capital Improvement Plan, Refunding, Series A, 3.375%, 12/15/31	1,215,000	1,221,197
Rochester Electricity Utility Revenue,
Refunding, Series A, 5.00%, 12/01/42	2,000,000	2,279,240
Refunding, Series A, 5.00%, 12/01/47	9,210,000	10,458,139
Series B, 5.00%, 12/01/43	1,000,000	1,116,560
Rochester Health Care Facilities Revenue,
[a] Mayo Clinic, Mandatory Put, Series C, 4.50%, 11/15/21	10,190,000	11,167,119
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/33	4,425,000	5,451,334
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/34	10,235,000	12,603,891
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/35	5,000,000	6,178,250
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/36	4,200,000	5,210,394
Mayo Clinic, Series D, 5.00%, 11/15/38	5,000,000	5,319,300
Mayo Clinic, Series E, 5.00%, 11/15/38	20,000,000	21,277,200

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STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Rosemount ISD No. 196 GO,
School Building, Refunding, Series C, 4.00%, 2/01/21	$1,365,000	$1,453,466
School Building, Refunding, Series C, 4.00%, 2/01/22	2,380,000	2,567,639
Roseville ISD No. 623 GO, Ramsey County, School Building, Minnesota School District Credit Enhancement Program, Series A, 4.00%, 2/01/34	9,535,000	10,024,050
Sartell ISD No. 748 GO,
Capital Appreciation, School Building, Series B, zero cpn., 2/01/36	3,000,000	1,510,380
Capital Appreciation, School Building, Series B, zero cpn., 2/01/37	2,820,000	1,352,303
Capital Appreciation, School Building, Series B, zero cpn., 2/01/38	5,220,000	2,384,183
Capital Appreciation, School Building, Series B, zero cpn., 2/01/39	3,020,000	1,315,784
School Building, Series A, 5.00%, 2/01/27	2,075,000	2,408,162
South Washington County ISD No. 833 GO,
School Building, Series A, 4.00%, 2/01/29	4,220,000	4,518,312
School Building, Series A, 4.00%, 2/01/30	9,640,000	10,237,584
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/19	5,875,000	5,793,925
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	13,562,442
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	3,552,720
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,395,000	4,306,019
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	5,056,326
Refunding, Series A, 5.00%, 1/01/46	9,345,000	10,412,479
Series A, 5.00%, 1/01/42	1,315,000	1,497,759
Series A, Pre-Refunded, 5.00%, 1/01/21	1,000,000	1,029,690
Series A, Pre-Refunded, 5.00%, 1/01/22	2,060,000	2,121,161
Series A, Pre-Refunded, 5.50%, 1/01/24	1,000,000	1,033,800
Series A, Pre-Refunded, 5.25%, 1/01/30	2,000,000	2,063,500
St. Cloud Health Care Revenue,
CentraCare Health System, Refunding, Series A, 5.125%, 5/01/30	750,000	795,930
CentraCare Health System, Refunding, Series A, 4.00%, 5/01/37	12,310,000	12,806,339
CentraCare Health System, Series A, Pre-Refunded, 5.125%, 5/01/30	9,250,000	9,932,372
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.375%, 5/01/31	1,000,000	1,044,280
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.50%, 5/01/39	27,400,000	28,652,728
St. Cloud Public Schools ISD No. 742 COP, 4.00%, 2/01/38	1,000,000	1,009,610
St. Cloud Public Schools ISD No. 742 GO,
Series A, 4.00%, 2/01/28	2,080,000	2,246,733
Series A, 4.00%, 2/01/29	1,000,000	1,074,940
Series B, 4.00%, 2/01/30	4,060,000	4,355,893
Series B, 4.00%, 2/01/36	2,500,000	2,620,950
Series B, 4.00%, 2/01/37	2,250,000	2,354,062
St. Francis ISD No. 15 GO,
School Building, Series A, 4.00%, 2/01/37	1,025,000	1,056,334
School Building, Series A, 3.50%, 2/01/41	6,350,000	6,231,890
St. Michael ISD No. 885 GO, Refunding, Series A, 4.25%, 2/01/32	10,295,000	10,871,932
St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A-1, 5.25%, 11/15/29	2,440,000	2,590,255
Allina Health System, Series A-1, Pre-Refunded, 5.25%, 11/15/29	2,560,000	2,718,054
Fairview Health Services, Refunding, Series A, 3.125%, 11/15/32	2,000,000	1,897,700
Fairview Health Services, Refunding, Series A, 4.00%, 11/15/43	3,000,000	3,049,410

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
St. Paul ISD No. 625 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series B, 5.00%, 2/01/24	$2,925,000	$3,323,414
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/30	1,385,000	1,376,732
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/31	1,195,000	1,162,448
St. Paul Sales Tax Revenue,
Series G, 5.00%, 11/01/31	1,000,000	1,132,860
Series G, 5.00%, 11/01/32	1,000,000	1,138,070
University of Minnesota GO,
Series A, 5.00%, 4/01/41	5,000,000	5,705,050
Series A, 5.00%, 9/01/41	5,000,000	5,785,300
Series A, 5.00%, 9/01/42	4,410,000	5,098,710
Series A, Pre-Refunded, 5.25%, 4/01/29	1,000,000	1,040,470
Series A, Pre-Refunded, 5.125%, 4/01/34	1,000,000	1,039,140
Series B, 5.00%, 1/01/38	4,500,000	5,057,325
University of Minnesota Revenue,
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/25	5,000,000	5,904,050
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/28	7,225,000	8,424,350
State Supported Biomedical Science Research Facilities Funding Program, Series B, 5.00%, 8/01/36	5,000,000	5,480,400
Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22	3,000,000	3,034,320
Western Minnesota Municipal Power Agency Revenue,
Refunding, Series A, 5.00%, 1/01/24	5,000,000	5,635,650
Refunding, Series A, 5.00%, 1/01/25	3,370,000	3,798,428
Refunding, Series A, 5.00%, 1/01/29	1,200,000	1,339,728
Refunding, Series A, 5.00%, 1/01/35	3,000,000	3,391,260
Refunding, Series A, 5.00%, 1/01/36	2,035,000	2,295,867
Series A, 5.00%, 1/01/40	8,075,000	9,005,805
Series A, 5.00%, 1/01/46	11,870,000	13,231,608
Willmar GO, Rice Memorial Hospital Project, Refunding, Series A, 3.00%, 2/01/29	1,000,000	994,450

Total Municipal Bonds before Short Term Investments (Cost $993,482,856)		1,014,303,625

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STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments 0.7%
Municipal Bonds 0.7%
Minnesota 0.7%
[b] Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and Clinics, Series B, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 1.10%, 8/15/25	$6,300,000	$6,300,000
[b] Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Allina Health System, Refunding, Series B-1, LOC JPMorgan Chase Bank, Daily VRDN and Put, 1.09%, 11/15/35	1,300,000	1,300,000

Total Short Term Investments (Cost $7,600,000)		7,600,000

Total Investments (Cost $1,001,082,856) 99.2%		1,021,903,625
Other Assets, less Liabilities 0.8%		7,977,834

Net Assets 100.0%		$1,029,881,459

See Abbreviations on page 162.

aThe maturity date shown represents the mandatory put date.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

108	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Ohio Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.56	$12.90	$12.91	$12.44	$13.12

Income from investment operations[b]:
Net investment income[c]	0.38	0.41	0.44	0.46	0.48
Net realized and unrealized gains (losses)	(0.10)	(0.34)	(0.01)	0.49	(0.71)

Total from investment operations	0.28	0.07	0.43	0.95	(0.23)

Less distributions from net investment income	(0.38)	(0.41)	(0.44)	(0.48)	(0.45)

Net asset value, end of year	$12.46	$12.56	$12.90	$12.91	$12.44

Total return[d]	2.26%	0.52%	3.43%	7.76%	(1.69)%

Ratios to average net assets
Expenses	0.64%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.02%	3.17%	3.41%	3.65%	3.86%

Supplemental data
Net assets, end of year (000’s)	$1,090,194	$1,120,704	$1,186,318	$1,160,630	$1,144,885
Portfolio turnover rate	15.46%	14.17%	6.53%	13.88%	8.78%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	109

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.72	$13.06	$13.07	$12.58	$13.27

Income from investment operations[b]:
Net investment income[c]	0.32	0.34	0.37	0.40	0.42
Net realized and unrealized gains (losses)	(0.10)	(0.34)	(0.01)	0.50	(0.73)

Total from investment operations	0.22	—	0.36	0.90	(0.31)

Less distributions from net investment income	(0.31)	(0.34)	(0.37)	(0.41)	(0.38)

Net asset value, end of year	$12.63	$12.72	$13.06	$13.07	$12.58

Total return[d]	1.75%	(0.05)%	2.82%	7.25%	(2.28)%

Ratios to average net assets
Expenses	1.19%	1.18%	1.18%	1.18%	1.18%
Net investment income	2.47%	2.62%	2.86%	3.10%	3.31%

Supplemental data
Net assets, end of year (000’s)	$308,088	$330,566	$322,560	$312,055	$301,447
Portfolio turnover rate	15.46%	14.17%	6.53%	13.88%	8.78%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

110	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.73

Income from investment operations[b]:
Net investment income[c]	0.23
Net realized and unrealized gains (losses)	(0.26)

Total from investment operations	(0.03)

Less distributions from net investment income	(0.23)

Net asset value, end of year	$12.47

Total return[d]	(0.24)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.52%
Expenses net of waiver and payments by affiliates	0.50%
Net investment income	3.16%

Supplemental data
Net assets, end of year (000’s)	$7,847
Portfolio turnover rate	15.46%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	111

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.57	$12.91	$12.92	$12.44	$13.12

Income from investment operations[b]:
Net investment income[c]	0.40	0.42	0.45	0.48	0.49
Net realized and unrealized gains (losses)	(0.10)	(0.34)	(0.01)	0.49	(0.71)

Total from investment operations	0.30	0.08	0.44	0.97	(0.22)

Less distributions from net investment income	(0.40)	(0.42)	(0.45)	(0.49)	(0.46)

Net asset value, end of year	$12.47	$12.57	$12.91	$12.92	$12.44

Total return	2.36%	0.62%	3.53%	7.95%	(1.59)%

Ratios to average net assets
Expenses	0.54%	0.53%	0.53%	0.53%	0.53%
Net investment income	3.12%	3.27%	3.51%	3.75%	3.96%

Supplemental data
Net assets, end of year (000’s)	$170,329	$143,603	$80,279	$73,386	$37,153
Portfolio turnover rate	15.46%	14.17%	6.53%	13.88%	8.78%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

112	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Ohio Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.2%
Ohio 99.2%
Akron Income Tax Revenue,
Community Learning Centers, Pre-Refunded, 5.00%, 12/01/33	$4,250,000	$4,792,428
Community Learning Centers, Series A, Pre-Refunded, 4.50%, 12/01/33	10,000,000	10,651,100
Allen County Hospital Facilities Revenue,
Catholic Healthcare Partners, Series A, Pre-Refunded, 5.25%, 6/01/38	15,000,000	16,206,900
Catholic Healthcare Partners, Series B, Pre-Refunded, 5.25%, 9/01/27	7,570,000	8,243,730
American Municipal Power Inc. Revenue,
Combined Hydroelectric Projects, Green Bonds, Refunding, Series A, 5.00%, 2/15/46	7,500,000	8,253,075
Greenup Hydroelectric Project, Series A, 4.00%, 2/15/36	1,000,000	1,027,430
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/28	5,000,000	5,619,650
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/37	3,700,000	4,196,281
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/38	3,500,000	3,963,120
Prairie State Energy Campus Project, Refunding, Series A, BAM Insured, 5.25%, 2/15/31	10,000,000	11,140,500
Anthony Wayne Local School District GO, Lucas Wood and Fulton Counties, School Facilities Construction and Improvement, Series A, 4.00%, 12/01/39	3,000,000	3,074,250
Apollo Career Center Joint Vocational School District GO, Counties of Allen Auglaize Hardin Hancock Putnam and Van Wert, Various Purpose School Improvement, Refunding, 4.00%, 12/01/39	6,530,000	6,742,813
Ashland City School District GO, Classroom Facilities and School Improvement, Series 2, 4.00%, 11/01/49	6,685,000	6,801,185
Bath Local School District GO,
School Improvement, AGMC Insured, 4.00%, 12/01/44	1,295,000	1,305,671
School Improvement, AGMC Insured, 5.00%, 12/01/49	5,380,000	5,748,046
Beaver Local School District GO, School Facilities, 4.00%, 12/01/40	3,000,000	3,112,620
Bluffton Village Hospital Facilities Revenue,
Blanchard Valley Health System, Refunding, 4.00%, 12/01/33	1,655,000	1,684,376
Blanchard Valley Health System, Refunding, 4.00%, 12/01/34	1,900,000	1,925,973
Bowling Green State University Revenue, General Receipts, Refunding, Series B, 5.00%, 6/01/42	3,250,000	3,618,550
Brooklyn City School District GO,
School Improvement, AGMC Insured, Pre-Refunded, 5.25%, 12/01/43	3,000,000	3,287,130
School Improvement, AGMC Insured, Pre-Refunded, 5.50%, 12/01/49	7,780,000	8,576,672
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/38	1,905,000	2,148,230
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/49	9,000,000	10,095,930
Butler County Hospital Facilities Revenue,
Cincinnati Children’s Hospital Medical Center, Refunding, Series X, 5.00%, 5/15/29	6,750,000	8,009,415
Kettering Health Network Obligated Group Project, 6.375%, 4/01/36	5,000,000	5,581,900
Kettering Health Network Obligated Group Project, 5.625%, 4/01/41	5,000,000	5,420,150
UC Health, Refunding, 4.00%, 11/15/35	2,000,000	2,032,120
UC Health, Refunding, 4.00%, 11/15/36	2,140,000	2,169,147
UC Health, Refunding, 4.00%, 11/15/37	1,500,000	1,511,955
UC Health, Refunding, 5.00%, 11/15/45	20,270,000	22,261,730
Canal Winchester Local School District GO,
Capital Appreciation, NATL Insured, zero cpn., 12/01/32	3,955,000	2,336,851
Capital Appreciation, NATL Insured, zero cpn., 12/01/33	2,000,000	1,128,020
Central Solid Waste Authority GO,
Improvement, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32	1,505,000	1,629,494
Improvement and Refunding, Solid Waste Facilities, 4.00%, 12/01/32	15,440,000	16,157,651
Chillicothe City School District GO,
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/22	1,905,000	1,690,688
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/23	1,905,000	1,635,652
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/24	1,905,000	1,580,178

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Chillicothe Hospital Facilities Revenue, Adena Health System Obligated Group Project, Refunding and Improvement, 5.00%, 12/01/37	$5,000,000	$5,540,550
Cincinnati City School District GO,
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/27	14,900,000	18,022,742
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/28	8,180,000	9,977,555
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.25%, 12/01/40	6,500,000	7,546,955
City of Akron Waterworks System Mortgage Revenue, Refunding and Improvement, Assured Guaranty, 5.00%, 3/01/34	1,000,000	1,030,580
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/30	3,000,000	3,273,390
Refunding, Series A, AGMC Insured, 5.00%, 1/01/31	1,500,000	1,635,540
Series C, Assured Guaranty, 5.00%, 1/01/27	27,385,000	28,131,241
Cleveland GO, Various Purpose, Refunding, 5.00%, 12/01/30	3,000,000	3,366,510
Cleveland Municipal School District GO,
School Improvement, Refunding, 5.00%, 12/01/25	3,600,000	4,060,548
School Improvement, Refunding, 5.00%, 12/01/27	1,000,000	1,123,130
Cleveland Public Power System Revenue,
Capital Appreciation, Series B-2, NATL Insured, zero cpn., 11/15/38	10,000,000	4,247,000
Series B-1, NATL Insured, 5.00%, 11/15/28	2,000,000	2,014,220
Series B-1, NATL Insured, 5.00%, 11/15/38	10,000,000	10,067,400
Cleveland Water PCR, Green Bonds, 5.00%, 11/15/41	2,000,000	2,233,820
Columbus GO,
Various Purpose, Refunding, Series 1, 4.00%, 4/01/30	6,000,000	6,569,580
Various Purpose, Refunding, Series 3, 5.00%, 2/15/27	15,000,000	18,004,650
Various Purpose, Series A, 5.00%, 2/15/23	14,365,000	16,358,287
Various Purpose, Series A, 5.00%, 2/15/24	12,655,000	14,660,058
Various Purpose, Series A, 5.00%, 2/15/25	5,000,000	5,783,100
Columbus Metropolitan Library Special Obligation Revenue,
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/28	2,970,000	3,114,104
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/29	4,125,000	4,319,535
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/37	6,620,000	6,824,889
Library Fund Facilities Notes, Series 1, Pre-Refunded, 4.00%, 12/01/27	3,765,000	4,004,755
Columbus Sewerage System Revenue,
Refunding, 5.00%, 6/01/29	5,000,000	5,853,000
Refunding, 4.00%, 6/01/31	15,000,000	15,871,950
Coventry Local School District GO, School Improvement, 5.25%, 11/01/47	5,000,000	5,240,300
Cuyahoga Community College District General Receipts Revenue, Series D, 5.00%, 8/01/32	2,310,000	2,551,903
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/27	15,000,000	16,263,750
Cuyahoga County Excise Tax Revenue,
Sports Facilities Improvement Project, 5.00%, 12/01/24	1,000,000	1,135,890
Sports Facilities Improvement Project, 5.00%, 12/01/25	500,000	565,940
Dayton City School District GO, School Facilities Construction and Improvement, Refunding, 5.00%, 11/01/30	5,000,000	5,965,400
Dayton Metro Library GO, Library Improvement, Series A, 4.75%, 12/01/38	20,000,000	21,651,600
Deer Park Community City School District GO, County of Hamilton, School Improvement, Refunding, Series A, 5.25%, 12/01/53	3,000,000	3,368,010
Defiance City School District GO, Defiance and Paulding Counties, Various Purpose, Refunding, 5.00%, 12/01/46	6,635,000	7,363,523
Delaware City School District GO, School Facilities Construction and Improvement, 5.75%, 12/01/49	6,000,000	6,842,160
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37	4,000,000	4,184,320

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Elyria City School District GO, Classroom Facilities and School Improvement, Series A, 5.00%, 12/01/43	$5,500,000	$6,187,335
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation, Refunding, 5.00%, 12/01/35	20,000,000	22,753,200
Franklin County Hospital Facilities Revenue,
Nationwide Children’s Hospital Project, Refunding, Series A, 4.00%, 11/01/44	7,050,000	7,151,450
Nationwide Children’s Hospital Project, Refunding, Series C, 5.00%, 11/01/34	2,600,000	2,984,644
Nationwide Children’s Hospital Project, Refunding, Series C, 4.00%, 11/01/40	5,000,000	5,088,200
OhioHealth Corp., 5.00%, 5/15/33	6,290,000	7,120,972
Franklin County Hospital Revenue, Improvement, Nationwide Children’s Hospital Project, Pre-Refunded, 5.25%, 11/01/40	15,000,000	15,918,000
Franklin County Revenue, Trinity Health Credit Group, Series OH, 5.00%, 12/01/46	7,500,000	8,344,200
Fremont City School District GO, Sandusky County, School Facilities Construction and Improvement, Series A, 5.00%, 1/15/49	13,970,000	15,430,284
Greene County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project, 5.50%, 4/01/39	12,930,000	13,413,970
Greenville City School District GO, School Improvement, 5.25%, 1/01/41	2,000,000	2,218,960
Groveport-Madison Local School District GO, School Facilities Construction and Improvement, Pre- Refunded, 5.00%, 10/01/44	6,205,000	7,033,243
Hamilton County Hospital Facilities Revenue, TriHealth Inc. Obligated Group Project, Series A, 5.00%, 8/15/42	5,000,000	5,515,200
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati, Refunding, Series A, 5.00%, 12/01/27	6,875,000	7,958,913
Hamilton County Student Housing Revenue,
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 5.00%, 6/01/30	7,000,000	7,451,080
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 4.75%, 6/01/39	7,000,000	7,338,730
Hilliard School District GO,
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/19	2,190,000	2,128,395
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/20	4,525,000	4,314,678
School Improvement, 4.00%, 12/01/46	10,000,000	10,320,200
Huber Heights City School District GO,
School Improvement, Pre-Refunded, 5.00%, 12/01/33	4,500,000	4,760,865
School Improvement, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,289,850
[a] Hudson City School District GO, School Improvement, 4.00%, 12/01/45.	18,870,000	19,321,748
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, 5.00%, 1/01/38	26,010,000	28,726,224
Kent State University Revenues, General Receipts, Series B, Assured Guaranty, 4.25%, 5/01/31	2,395,000	2,446,325
Lakewood City School District GO, School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 11/01/43	10,895,000	12,395,350
Lakota Local School District GO,
Butler County, Refunding, Series A, NATL Insured, 5.25%, 12/01/26	2,000,000	2,417,420
Butler County, Refunding, Series C, 5.00%, 12/01/30	4,035,000	4,684,756
Lancaster City School District GO, Fairfield County, School Facilities Construction and Improvement, 5.00%, 10/01/49	10,000,000	10,912,400
Lorain County Hospital Revenue,
Facilities, Catholic Healthcare Partners, Series C-1, AGMC Insured, 5.00%, Pre-Refunded, 4/01/33	19,410,000	19,541,018
Facilities, Catholic Healthcare Partners, Series C-2, AGMC Insured, 5.00%, Pre-Refunded, 4/01/33	8,000,000	8,054,800
Lucas County GO, Various Purpose, Pre-Refunded, 4.50%, 10/01/35	10,685,000	10,885,130
Lucas-Plaza HDC Revenue, Refunding, FHA Insured, ETM, zero cpn., 6/01/24.	35,230,000	30,072,328
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%, 12/01/32	9,605,000	11,896,561
Mahoning County Hospital Facilities Revenue, Western Reserve Care System Project, NATL Insured, ETM, 5.50%, 10/15/25	3,995,000	4,506,998

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Marysville Exempted Village School District GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20	$1,000,000	$948,860
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21	1,000,000	924,700
Marysville Wastewater Treatment System Revenue,
Refunding, BAM Insured, 4.00%, 12/01/40	3,015,000	3,082,898
Refunding, BAM Insured, 4.00%, 12/01/46	9,370,000	9,557,400
Refunding, BAM Insured, 5.00%, 12/01/47	5,035,000	5,685,119
Medina School District COP, School Facilities Project, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/31	5,725,000	5,781,506
Miami University Revenue,
General Receipts, Refunding, 5.00%, 9/01/31	4,000,000	4,386,320
General Receipts, Refunding, 5.00%, 9/01/31	2,320,000	2,630,114
General Receipts, Refunding, 5.00%, 9/01/34	3,500,000	3,941,245
General Receipts, Refunding, 5.00%, 9/01/41	5,000,000	5,657,050
Middletown City School District GO,
Counties of Butler and Warren, School Improvement, 5.25%, 12/01/40	2,625,000	2,949,896
Counties of Butler and Warren, School Improvement, 5.25%, 12/01/48	15,000,000	16,792,350
Montgomery County Revenue,
Catholic Health Initiatives, Refunding, Series A, 5.50%, 5/01/34	8,165,000	8,433,465
Catholic Health Initiatives, Series A, Pre-Refunded, 5.50%, 5/01/34	4,335,000	4,533,196
Catholic Health Initiatives, Series C-1, AGMC Insured, Pre-Refunded, 5.00%, 10/01/41	10,000,000	10,059,500
Napoleon City School District GO, School Facilities Construction and Improvement, 5.00%, 12/01/49	11,460,000	12,291,423
The New Albany Community Authority Community Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/23	1,100,000	1,228,909
Refunding, Series C, 5.00%, 10/01/24	1,250,000	1,393,600
New Albany Plain Local School District GO, School Improvement, Refunding, 4.00%, 12/01/49	10,000,000	10,309,300
Northeast Regional Sewer District Revenue,
Wastewater Improvement, Refunding, 5.00%, 11/15/32	5,500,000	6,325,220
Wastewater Improvement, Refunding, 4.00%, 11/15/43	10,000,000	10,347,300
Wastewater Improvement, Refunding, 4.00%, 11/15/49	6,000,000	6,120,000
Northmont City School District GO, School Improvement, Series A, Pre-Refunded, 5.00%, 11/01/49	5,130,000	5,721,027
Northwest Local School District GO, Hamilton and Butler Counties, School Improvement, 5.00%, 12/01/45	3,760,000	4,215,261
Norwood City School District GO,
School Improvement, Series A, 5.00%, 11/01/46	5,000,000	5,543,350
School Improvement, Series A, 5.25%, 11/01/51	7,645,000	8,610,640
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO,
AGMC Insured, 4.875%, 12/01/18	88,973	89,225
AGMC Insured, 5.25%, 12/01/23	540,000	541,809
Ohio HFA Capital Fund Revenue, Series A, AGMC Insured, 5.00%, 4/01/27	5,545,000	5,602,169
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	6,020,000	6,670,581
Ohio State GO,
Common School, Series A, 5.00%, 3/15/36	5,000,000	5,639,500
Infrastructure Improvement, Refunding, Series A, 5.00%, 9/01/28	5,465,000	6,646,314
Ohio State Higher Educational Facility Commission Revenue,
Case Western Reserve University Project, Refunding, 5.00%, 12/01/40	6,000,000	6,715,980
Denison University Project, Refunding and Improvement, 5.00%, 11/01/26	1,445,000	1,588,171
Hospital Facilities, Summa Health System, 2010 Project, Refunding, AGMC Insured, 5.25%, 11/15/40	21,805,000	22,997,297
Hospital Facilities, Summa Health System, AGMC Insured, 5.75%, 11/15/40	1,665,000	1,778,636
Hospital Facilities, Summa Health System, AGMC Insured, Pre-Refunded, 5.75%, 11/15/40	2,835,000	3,089,214

116	Annual Report	franklintempleton.com

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STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Ohio State Higher Educational Facility Commission Revenue, (continued)
Kenyon College Project, 5.00%, 7/01/42	$1,250,000	$1,395,988
Kenyon College Project, 4.00%, 7/01/47	5,000,000	5,065,950
Kenyon College Project, Pre-Refunded, 5.25%, 7/01/44	20,460,000	22,136,697
Kenyon College Project, Refunding, 5.00%, 7/01/42	10,500,000	11,629,065
Kenyon College Project, Refunding, 4.00%, 7/01/44	10,000,000	10,198,600
Kenyon College Project, Refunding, 5.25%, 7/01/44	9,540,000	10,063,364
Xavier University Project, 5.00%, 5/01/40	14,500,000	15,245,880
Xavier University Project, 4.375%, 5/01/42	8,070,000	8,222,281
Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series A, 3.25%, 1/01/35	10,000,000	9,560,700
Ohio State Turnpike and Infrastructure Commission Revenue,
Capital Appreciation, junior lien, Series A-2, zero cpn., 2/15/43	10,485,000	3,808,467
Infrastructure Projects, junior lien, Series A-1, 5.25%, 2/15/33	4,200,000	4,697,448
Ohio State Turnpike Commission Revenue, Capital Appreciation, junior lien, Series A-2, BAM Insured,zero cpn., 2/15/38	3,665,000	1,685,900
Ohio State Turnpike Revenue, Series A, 5.00%, 2/15/43	33,350,000	38,309,145
Ohio State University Revenue, General Receipts, Series A, 4.00%, 12/01/30	4,325,000	4,581,819
Ohio State Water Development Authority Revenue,
Drinking Water Assistance Fund, 4.00%, 12/01/32	3,000,000	3,186,450
Drinking Water Assistance Fund, 4.00%, 12/01/33	6,000,000	6,349,380
Ohio State Water Development Authority Water PCR,
Series A, 5.00%, 12/01/25	6,350,000	7,525,449
Series A, 5.00%, 6/01/26	10,000,000	11,893,400
Olentangy Local School District GO,
Delaware and Franklin Counties, School Facilities Construction and Improvement, 5.00%, 12/01/41	2,125,000	2,408,475
Delaware and Franklin Counties, School Facilities Construction and Improvement, 4.00%, 12/01/46	15,235,000	15,621,969
Delaware and Franklin Counties, School Facilities Construction and Improvement, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/36	7,505,000	7,574,421
Perrysburg Exempted Village School GO, School Facilities Construction and Improvement, 5.00%, 12/01/38	3,225,000	3,618,289
Princeton City School District COP, Board of Education, School Facilities Project, 4.50%, 12/01/41	3,000,000	3,107,550
Princeton City School District GO,
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/40	6,000,000	2,431,800
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/41	6,000,000	2,320,860
School Improvement, Refunding, 5.00%, 12/01/39	12,000,000	13,580,880
Reading Community City School District GO, Classroom Facilities, Refunding, Series A, 5.00%, 11/01/46	2,000,000	2,256,640
Revere Local School District GO,
School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 12/01/42	3,025,000	3,411,081
School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 12/01/45	2,560,000	2,886,733
Reynoldsburg City School District GO, School Facilities Construction, AGMC Insured, Pre-Refunded, 5.00%, 12/01/32	3,000,000	3,027,390
Riverside Local School District GO, School Construction and Improvement, Refunding, Series A, BAM Insured, 5.00%, 10/01/47	5,000,000	5,587,300
Ross County Hospital Revenue, Facilities, Adena Health System, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/38	15,000,000	15,428,550
Sandusky City School District GO, Classroom Facilities and School Improvement, Series 1, 5.00%, 11/01/50	6,000,000	6,502,920
Sheffield Lake City School District GO,
School Improvement, Pre-Refunded, 5.00%, 12/01/37	7,715,000	8,162,239
School Improvement, Pre-Refunded, 5.00%, 12/01/37	1,920,000	2,033,011

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STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities Construction and Improvement, 4.00%, 12/01/42	$10,000,000	$10,243,000
Springboro Community City School District GO,
Refunding, AGMC Insured, 5.25%, 12/01/27	5,175,000	6,196,028
Refunding, AGMC Insured, 5.25%, 12/01/28	2,000,000	2,406,620
St. Bernard Income Tax Revenue, Various Purpose, Special Obligations, AGMC Insured, 5.00%, 12/01/43	3,760,000	4,129,119
St. Mary’s City School District GO, School Facilities Construction and Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/35	3,500,000	3,532,376
Strongsville City School District GO, School Improvement, 4.00%, 12/01/45	17,515,000	17,893,850
Summit County Port Authority Lease Revenue,
The University of Akron Student Housing Project, 6.00%, 1/01/42	3,420,000	3,746,986
The University of Akron Student Housing Project, Pre-Refunded, 6.00%, 1/01/42	8,160,000	9,132,672
Switzerland of Ohio Local School District GO, Counties Monroe Belmont and Noble, School Improvement, Refunding, 4.00%, 12/01/37	5,500,000	5,617,315
Sylvania City School District GO, School Improvement, Refunding, BAM Insured, 5.00%, 12/01/36	9,700,000	10,914,440
Three Rivers Local School District GO, Refunding, 5.00%, 12/01/39	5,885,000	6,675,709
Toledo City School District GO,
School Facilities Improvement, Pre-Refunded, 5.375%, 12/01/35	4,565,000	4,703,137
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/32	7,830,000	8,767,877
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,626,300
Various Purpose Improvement, Refunding, AGMC Insured, 5.00%, 12/01/28	3,000,000	3,234,300
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured, 5.25%, 12/01/26	1,500,000	1,504,680
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/38	19,395,000	21,407,231
Series A, 4.00%, 11/15/36	9,125,000	9,390,538
University of Akron General Receipts Revenue,
Refunding, Series A, 5.00%, 1/01/31	4,365,000	4,943,581
Refunding, Series A, 5.00%, 1/01/36	11,065,000	12,390,587
Refunding, Series A, 5.00%, 1/01/38	13,225,000	14,768,622
Refunding, Series A, BAM Insured, 5.00%, 1/01/34	6,000,000	6,760,680
University of Cincinnati General Receipts Revenue,
Refunding, Series F, 5.00%, 6/01/32	5,805,000	6,256,745
Series C, 5.00%, 6/01/39	6,255,000	6,977,077
Series C, AGMC Insured, 5.00%, 6/01/31	775,000	781,161
Series C, AGMC Insured, Pre-Refunded, 5.00%, 6/01/31	7,225,000	7,291,831
University of Ohio General Receipts Revenue, Refunding, Series A, 5.00%, 12/01/44	7,000,000	7,917,560
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	4,549,314
Westerville Ohio Special Obligation Non-Tax Revenue, 5.00%, 12/01/30	2,765,000	3,138,441
Willoughby Eastlake City School District GO, School Improvement, 5.00%, 12/01/46	10,000,000	11,196,800
Winton Woods City School District GO, County of Hamilton, Board of Education, Classroom Facilities, Refunding, 4.00%, 11/01/43	7,000,000	7,169,050
Wyoming City School District GO, School Improvement, Pre-Refunded, 5.00%, 12/01/42	7,250,000	8,175,318
Xenia Community School District GO, School Facilities Construction and Improvement, Refunding, 5.00%, 12/01/40	7,285,000	8,182,876
Youngstown State University General Receipts Revenue,
Assured Guaranty, Pre-Refunded, 5.25%, 12/15/29	4,000,000	4,191,320
Assured Guaranty, Pre-Refunded, 5.50%, 12/15/33	4,225,000	4,440,475

Total Municipal Bonds before Short Term Investments (Cost $1,518,266,766)		1,564,310,175

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STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (Cost $12,620,000) 0.8%
Municipal Bonds 0.8%
Ohio 0.8%
[b] Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series B, SPA Wells Fargo Bank, Daily VRDN and Put, 1.08%, 1/01/39	$12,620,000	$12,620,000

Total Investments (Cost $1,530,886,766) 100.0%		1,576,930,175
Other Assets, less Liabilities (0.0)%†		(472,496)

Net Assets 100.0%		$1,576,457,679

See Abbreviations on page 162.

†Rounds to less than 0.1% of net assets.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Oregon Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.60	$11.89	$12.02	$11.69	$12.58

Income from investment operations[b]:
Net investment income[c]	0.37	0.40	0.42	0.46	0.46
Net realized and unrealized gains (losses)	(0.22)	(0.29)	(0.12)	0.33	(0.91)

Total from investment operations	0.15	0.11	0.30	0.79	(0.45)

Less distributions from net investment income	(0.38)	(0.40)	(0.43)	(0.46)	(0.44)

Net asset value, end of year	$11.37	$11.60	$11.89	$12.02	$11.69

Total return[d]	1.29%	0.90%	2.54%	6.88%	(3.50)%

Ratios to average net assets
Expenses	0.64%	0.63%	0.63%	0.63%	0.62%
Net investment income	3.22%	3.37%	3.55%	3.84%	3.88%

Supplemental data
Net assets, end of year (000’s)	$932,929	$962,953	$960,516	$951,107	$924,611
Portfolio turnover rate	12.63%	16.89%	11.84%	7.87%	8.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.77	$12.06	$12.19	$11.84	$12.74

Income from investment operations[b]:
Net investment income[c]	0.32	0.34	0.36	0.40	0.40
Net realized and unrealized gains (losses)	(0.22)	(0.30)	(0.13)	0.35	(0.92)

Total from investment operations	0.10	0.04	0.23	0.75	(0.52)

Less distributions from net investment income	(0.32)	(0.33)	(0.36)	(0.40)	(0.38)

Net asset value, end of year	$11.55	$11.77	$12.06	$12.19	$11.84

Total return[d]	0.80%	0.32%	1.95%	6.38%	(4.07)%

Ratios to average net assets
Expenses	1.19%	1.18%	1.18%	1.18%	1.17%
Net investment income	2.67%	2.82%	3.00%	3.29%	3.33%

Supplemental data
Net assets, end of year (000’s)	$175,054	$197,041	$190,047	$186,572	$188,147
Portfolio turnover rate	12.63%	16.89%	11.84%	7.87%	8.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.66

Income from investment operations[b]:
Net investment income[c]	0.23
Net realized and unrealized gains (losses)	(0.29)

Total from investment operations	(0.06)

Less distributions from net investment income	(0.22)

Net asset value, end of year	$11.38

Total return[d]	(0.50)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.53%
Expenses net of waiver and payments by affiliates	0.51%
Net investment income	3.35%

Supplemental data
Net assets, end of year (000’s)	$13,217
Portfolio turnover rate	12.63%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

		Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.61	$11.90	$12.03	$11.70	$12.59

Income from investment operations[b]:
Net investment income[c]	0.39	0.41	0.43	0.47	0.47
Net realized and unrealized gains (losses)	(0.23)	(0.29)	(0.12)	0.33	(0.90)

Total from investment operations	0.16	0.12	0.31	0.80	(0.43)

Less distributions from net investment income	(0.39)	(0.41)	(0.44)	(0.47)	(0.46)

Net asset value, end of year.	$11.38	$11.61	$11.90	$12.03	$11.70

Total return	1.38%	0.99%	2.64%	6.99%	(3.41)%

Ratios to average net assets
Expenses	0.54%	0.53%	0.53%	0.53%	0.52%
Net investment income	3.32%	3.47%	3.65%	3.94%	3.98%

Supplemental data
Net assets, end of year (000’s)	$101,300	$96,539	$51,607	$50,011	$34,225
Portfolio turnover rate	12.63%	16.89%	11.84%	7.87%	8.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Oregon Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.7%
Oregon 97.6%
Astoria Hospital Facilities Authority Revenue,
Columbia Memorial Hospital, 5.00%, 8/01/41	$4,250,000	$4,507,295
Columbia Memorial Hospital, 4.00%, 8/01/46	1,750,000	1,695,873
Columbia Memorial Hospital, Refunding, 5.00%, 8/01/28	1,325,000	1,410,622
Beaverton School District Full Faith and Credit Obligation,
Washington and Multnomah Counties, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/31	1,280,000	1,336,256
Washington and Multnomah Counties, Assured Guaranty, Pre-Refunded, 5.125%, 6/01/36	1,000,000	1,045,490
Central Lincoln People’s Utility District Revenue, Electric System, 5.00%, 12/01/45	2,900,000	3,223,988
Chemeketa Community College District GO,
Marion, Polk, Yamhill and Linn Counties, Pre-Refunded, 5.00%, 6/15/25	1,500,000	1,516,065
Marion, Polk, Yamhill and Linn Counties, Pre-Refunded, 5.00%, 6/15/26	2,615,000	2,643,007
City of Redmond Airport Revenue, 6.25%, 6/01/39	1,010,000	1,063,601
City of Tigard Water System Revenue,
Washington County, 5.00%, 8/01/37	11,050,000	12,207,156
Washington County, 5.00%, 8/01/42	20,915,000	23,059,206
Washington County, 5.00%, 8/01/45	23,545,000	26,223,244
Clackamas Community College District GO,
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/38	760,000	774,501
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/39	1,000,000	1,017,410
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/40	1,250,000	1,269,675
Clackamas County Hospital Facility Authority Revenue, Legacy Health System, Series A, Pre-Refunded, 5.50%, 7/15/35	6,525,000	6,862,734
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%, 6/01/25	3,075,000	3,684,065
Clackamas County School District No. 12 North Clackamas GO,
Capital Appreciation, Series A, zero cpn., 6/15/40	10,000,000	3,876,200
Capital Appreciation, Series A, zero cpn., 6/15/41	17,030,000	6,291,223
Capital Appreciation, Series A, zero cpn., 6/15/42	16,625,000	5,857,486
Series B, 5.00%, 6/15/34	8,000,000	9,316,240
Series B, 5.00%, 6/15/37	10,000,000	11,557,400
Clackamas County School District No. 46 Oregon Trail GO,
Capital Appreciation, Refunding, zero cpn., 6/15/37	12,130,000	5,902,458
Capital Appreciation, Refunding, zero cpn., 6/15/38	12,495,000	5,822,295
Series A, Pre-Refunded, 5.00%, 6/15/28	2,210,000	2,310,135
Series A, Pre-Refunded, 5.00%, 6/15/29	2,655,000	2,775,298
Series A, Pre-Refunded, 5.00%, 6/15/32	6,855,000	7,165,600
Clackamas County School District No. 62C Oregon City GO,
Refunding, MAC Insured, 5.00%, 6/01/29	1,000,000	1,133,210
Refunding, MAC Insured, 5.00%, 6/01/34	1,770,000	1,989,533
Refunding, MAC Insured, 5.00%, 6/01/39	1,250,000	1,398,200
Clackamas River Water Revenue, Clackamas County, 5.00%, 11/01/43	1,970,000	2,214,103
Columbia and Washington Counties School District No. 47J Vernonia GO, Pre-Refunded, 5.00%, 6/15/35	5,175,000	5,569,542
Crook County GO, 5.00%, 6/15/43	2,445,000	2,793,926
Crook County School District GO,
Crook and Deschutes Counties, 5.00%, 6/15/34	4,475,000	5,004,437
Crook and Deschutes Counties, 5.00%, 6/15/37	8,090,000	9,009,024
Deschutes County Hospital Facility Authority Hospital Revenue,
Cascade Healthcare Community Inc., Pre-Refunded, 8.25%, 1/01/38	20,000,000	21,097,400
St. Charles Health System Inc., Refunding, Series A, 5.00%, 1/01/48	8,440,000	9,149,044

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Eugene Electric Utility System Revenue,
5.00%, 8/01/41	$1,875,000	$2,157,281
5.00%, 8/01/43	1,250,000	1,435,988
5.00%, 8/01/47	3,580,000	4,100,138
Pre-Refunded, 5.00%, 8/01/33	10,060,000	10,215,125
Series A, Pre-Refunded, 5.00%, 8/01/40	6,745,000	7,475,349
Eugene Water Utility System Revenue, Refunding, 5.00%, 8/01/40	4,425,000	4,845,552
Forest Grove Revenue,
Campus Improvement, Pacific University Project, Refunding, Series A, 5.00%, 5/01/36	2,500,000	2,710,875
Student Housing, Oak Tree Foundation Project, Refunding, 4.00%, 3/01/37	3,500,000	3,529,785
Independence GO,
Full Faith and Credit Obligations, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/35	2,110,000	2,270,866
Full Faith and Credit Obligations, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/40	3,975,000	4,278,054
Jackson County School District No. 549C Medford GO,
Pre-Refunded, 5.00%, 6/15/33	3,225,000	3,259,088
Pre-Refunded, 5.00%, 6/15/34	5,000,000	5,052,850
Jefferson County School District No. 509J GO,
Jefferson and Wasco Counties, Refunding, 5.00%, 6/15/30	1,000,000	1,130,970
Jefferson and Wasco Counties, Refunding, 5.00%, 6/15/31	1,410,000	1,592,426
Jefferson and Wasco Counties, Series B, 5.00%, 6/15/30	2,000,000	2,261,940
Jefferson School District No. 14J GO, Marion and Linn Counties, Series B, 5.00%, 6/15/41	1,795,000	2,046,515
Keizer Special Assessment, Full Faith and Credit, Keizer Station Area A Local ID, 5.20%, 6/01/31	1,905,000	1,921,212
Klamath County School District GO,
5.00%, 6/15/29	1,155,000	1,308,118
5.00%, 6/15/30	1,095,000	1,238,412
5.00%, 6/15/31	1,000,000	1,129,380
Klamath Falls Intercommunity Hospital Authority Revenue, Sky Lakes Medical Center Project, Refunding, 5.00%, 9/01/46	1,000,000	1,101,710
Lake Oswego GO, Clackamas Multnomah and Washington Counties, Full Faith and Credit Obligations, Series A, Pre-Refunded, 5.00%, 12/01/31	6,400,000	6,681,280
Lane and Douglas Counties School District No. 28J Fern Ridge GO,
Series A, 5.00%, 6/15/26	1,265,000	1,502,403
Series A, 5.00%, 6/15/30	3,175,000	3,695,890
Series A, 5.00%, 6/15/33	2,115,000	2,429,902
Series A, 5.00%, 6/15/36	2,000,000	2,278,860
Lane County Metropolitan Wastewater Management Commission Revenue, Wastewater, Pre-Refunded, 5.25%, 11/01/28	5,000,000	5,131,750
Medford Hospital Facilities Authority Revenue,
Hospital, Asante Health System, Refunding, AGMC Insured, 5.125%, 8/15/40	25,000,000	26,478,000
Hospital, Asante Health System, Series A, AGMC Insured, 5.00%, 8/15/40	10,050,000	10,609,584
Rogue Valley Manor, Refunding, Series A, 5.00%, 10/01/33	1,500,000	1,628,160
Rogue Valley Manor, Refunding, Series A, 5.00%, 10/01/42	9,420,000	10,125,464
Metro Dedicated Tax Revenue,
Oregon Convention Center Hotel Project, 5.00%, 6/15/42	10,025,000	11,378,074
Oregon Convention Center Hotel Project, 5.00%, 6/15/47	7,450,000	8,423,715
Multnomah and Clackamas Counties School District No. 10Jt Gresham-Barlow GO, Series B, 5.00%, 6/15/37	7,885,000	9,113,010
Multnomah County David Douglas School District No. 40 GO,
Series B, zero cpn., 6/15/24	1,640,000	1,415,992
Series B, zero cpn., 6/15/25	1,325,000	1,107,992
Series B, zero cpn., 6/15/26	2,585,000	2,073,273

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Multnomah County David Douglas School District No. 40 GO, (continued)
Series B, zero cpn., 6/15/27	$2,655,000	$2,037,713
Series B, zero cpn., 6/15/28	2,495,000	1,829,309
Series B, zero cpn., 6/15/29	2,595,000	1,811,544
Series B, zero cpn., 6/15/30	1,885,000	1,250,245
Series B, zero cpn., 6/15/31	2,030,000	1,285,254
Series B, zero cpn., 6/15/32	2,000,000	1,214,880
Multnomah County Hospital Facilities Authority Revenue,
Adventist Health System/West, Series A, 5.125%, 9/01/40	6,500,000	6,760,910
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/29	3,690,000	3,995,421
Multnomah County School District No. 1J GO, Portland Public Schools, Series B, 3.00%, 6/15/33	8,635,000	8,315,678
Multnomah County School District No. 3 Park Rose GO,
Series A, 5.00%, 6/30/35	2,000,000	2,192,180
Series A, 5.00%, 6/30/36	1,500,000	1,642,620
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	6,605,000	7,059,226
North Bend School District No. 13 GO, Coos County, AGMC Insured, 5.00%, 6/15/22	55,000	55,163
Oregon Health and Science University Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	9,055,000	8,016,210
Series A, 5.00%, 7/01/42	10,000,000	11,355,300
Series A, Pre-Refunded, 5.875%, 7/01/33	2,500,000	2,643,150
Series A, Pre-Refunded, 5.75%, 7/01/39	13,175,000	13,907,793
Oregon State Department of Administrative Services COP,
Series A, Pre-Refunded, 5.25%, 5/01/39	3,800,000	3,967,352
Series C, 5.00%, 11/01/34	4,435,000	4,666,507
Series C, Pre-Refunded, 5.00%, 11/01/34	3,565,000	3,762,572
Oregon State Department of Administrative Services Lottery Revenue,
Series A, 5.00%, 4/01/28	5,800,000	6,534,860
Series A, 5.00%, 4/01/32	5,000,000	5,587,750
Series A, Pre-Refunded, 5.00%, 4/01/27	17,880,000	18,565,698
Series A, Pre-Refunded, 5.00%, 4/01/28	18,225,000	18,923,929
Series A, Pre-Refunded, 5.00%, 4/01/29	1,750,000	1,817,113
Oregon State Department of Transportation Highway User Tax Revenue, senior lien,
Series A, Pre-Refunded, 5.00%, 11/15/29	3,085,000	3,216,174
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/33	21,530,000	22,445,456
Oregon State Facilities Authority Revenue,
College Housing North West Project, Series A, 4.00%, 10/01/26	1,675,000	1,684,883
College Housing North West Project, Series A, 5.00%, 10/01/36	1,670,000	1,714,472
College Housing North West Project, Series A, 5.00%, 10/01/48	4,000,000	4,086,600
Legacy Health Project, Refunding, Series A, 5.00%, 6/01/46	17,500,000	19,458,250
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30	1,500,000	1,570,785
Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41	30,000,000	33,625,200
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	2,101,620
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	2,975,000	3,114,825
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	3,750,000	3,939,825
PeaceHealth, Refunding, Series A, 5.00%, 11/01/39	32,790,000	33,918,632
Providence Health and Services, Series C, 5.00%, 10/01/45	4,000,000	4,436,400
Reed College Project, Series A, Pre-Refunded, 5.00%, 7/01/29	1,500,000	1,617,975
Reed College Project, Series A, Pre-Refunded, 4.75%, 7/01/32	2,000,000	2,145,900
Reed College Project, Series A, Pre-Refunded, 5.125%, 7/01/41	10,000,000	10,815,000
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	13,990,000	14,769,243
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/41	7,800,000	8,503,482

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STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority Revenue, (continued)
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/46.	$3,500,000	$3,796,975
Student Housing, CHF Ashland LLC, Southern Oregon University Project, Assured Guaranty, 5.00%, 7/01/44	8,910,000	9,719,028
University of Portland Projects, Series A, Pre-Refunded, 5.00%, 4/01/32	8,795,000	8,822,089
Willamette University Projects, Refunding, Series B, 5.00%, 10/01/40	1,950,000	2,206,815
Oregon State GO,
Alternative Energy Project, Series B, Pre-Refunded, 6.00%, 10/01/26	1,680,000	1,725,494
Article XI-G OHSU Project, Series H, 5.00%, 8/01/42	15,000,000	17,364,150
Article XI-Q State Projects, Series A, 5.00%, 5/01/42	10,000,000	11,539,700
Elderly and Disabled Housing, Series A, 6.00%, 8/01/21	95,000	95,321
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,050,000	3,053,447
Higher Education, Article XI-F(1), Series M, 5.00%, 8/01/45	3,315,000	3,785,829
Higher Education, Article XI-G, Series O, 5.00%, 8/01/40	7,005,000	8,030,112
Higher Education, Article XI-G University Projects, Refunding, Series L, 5.00%, 8/01/42	8,385,000	9,706,560
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	1,020,000	1,035,086
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/34	5,000,000	5,077,100
State Board of Higher Education, Series B, Pre-Refunded, 5.00%, 8/01/38	5,480,000	5,564,300
Various Projects, Series H, 5.00%, 5/01/36	1,000,000	1,107,010
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program, Series C, 4.75%, 7/01/42	1,020,000	1,037,493
Oregon State University General Revenue, Series A, 5.00%, 4/01/45	12,500,000	14,016,000
Philomath School District No. 17J GO, Benton and Polk Counties, Series B, zero cpn., 6/15/31	1,000,000	633,130
Port of Portland International Airport Revenue,
Series Nineteen, Pre-Refunded, 5.50%, 7/01/38	23,000,000	23,316,940
Series Twenty-Four A, 5.00%, 7/01/47	3,700,000	4,157,172
Series Twenty-Four B, 5.00%, 7/01/47	9,395,000	10,404,493
Portland Community College District GO,
Multnomah Washington Yamhill Clackamas and Columbia Counties, Refunding, 5.00%, 6/15/28	2,000,000	2,357,300
Multnomah Washington Yamhill Clackamas and Columbia Counties, Refunding, 5.00%, 6/15/29	3,000,000	3,518,850
Portland EDR, Broadway Project, Series A, Pre-Refunded, 6.50%, 4/01/35	5,000,000	5,148,350
Portland GO,
Oregon Convention Center Completion Project, Limited Tax, Capital Appreciation, Series B, zero cpn., 6/01/21	1,000,000	939,840
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/28	7,840,000	8,625,019
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/29	8,330,000	9,158,585
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/30	8,750,000	9,611,612
Portland River District Urban Renewal and Redevelopment Tax Allocation,
Refunding, Series B, 5.00%, 6/15/22	1,035,000	1,159,635
Series C, 5.00%, 6/15/28	1,000,000	1,108,710
Series C, 5.00%, 6/15/30	1,000,000	1,105,260
Portland Sewer System Revenue, second lien, Series A, 5.00%, 3/01/34	25,270,000	26,823,852
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Series B, 5.00%, 6/15/29	1,000,000	1,093,590
Interstate Corridor, Series B, 5.00%, 6/15/30	1,000,000	1,093,250
Interstate Corridor, Series B, 5.00%, 6/15/31	1,000,000	1,091,590
Lents Town Center, Series B, 5.00%, 6/15/27	2,500,000	2,678,325
Lents Town Center, Series B, 5.00%, 6/15/28	1,175,000	1,258,261
Lents Town Center, Series B, 4.75%, 6/15/29	1,000,000	1,060,200
Lents Town Center, Series B, 5.00%, 6/15/30	1,800,000	1,924,200
North Macadam, Series B, 5.00%, 6/15/29	4,250,000	4,549,200

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STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Portland Urban Renewal and Redevelopment Tax Allocation, (continued)
North Macadam, Series B, 5.00%, 6/15/30	$4,725,000	$5,051,025
Redmond GO, Full Faith and Credit Obligation, Terminal Expansion Project, 5.00%, 6/01/39	1,000,000	1,038,760
Redmond School District No. 2J GO,
Deschutes and Jefferson Counties, Series A, NATL Insured, 5.00%, 6/15/21	85,000	85,255
Deschutes and Jefferson Counties, Series A, Pre-Refunded, 5.50%, 6/15/34	5,000,000	5,060,650
Salem Hospital Facility Authority Revenue,
Salem Health Projects, Refunding, Series A, 5.00%, 5/15/46	31,000,000	34,080,470
Salem Hospital Project, Series A, Pre-Refunded, 5.75%, 8/15/23	10,000,000	10,195,500
Salem-Keizer School District No. 24J GO, Marion and Polk Counties, Series B, zero cpn., 6/15/30	8,500,000	5,658,195
Seaside School District No. 10 GO,
Clatsop County, Series B, 5.00%, 6/15/35	2,000,000	2,322,020
Clatsop County, Series B, 5.00%, 6/15/36	2,500,000	2,895,925
Sherwood GO, Washington County, Full Faith and Credit Obligations, Refunding, AGMC Insured, 5.00%, 6/01/36	4,240,000	4,612,738
Tri-County Metropolitan Transportation District Revenue,
Capital Grant Receipt, Series A, 5.00%, 10/01/31	5,000,000	5,779,450
Capital Grant Receipt, Series A, 5.00%, 10/01/32	6,865,000	7,915,963
Payroll Tax, senior lien, Series A, 5.00%, 9/01/40	6,000,000	6,817,560
Payroll Tax, senior lien, Series A, 5.00%, 9/01/41	18,650,000	21,444,516
Payroll Tax, senior lien, Series A, Pre-Refunded, 5.00%, 9/01/37	11,000,000	12,473,340
Umatilla County Pendleton School District No. 16R GO, Series A, 5.00%, 6/15/37	4,970,000	5,638,912
University of Oregon General Revenue,
Series A, 5.00%, 4/01/45	20,000,000	22,520,600
Series A, 5.00%, 4/01/48	14,500,000	16,639,040
Washington and Clackamas Counties School District No. 23J GO,
Tigard-Tualatin, 5.00%, 6/15/36	9,400,000	10,888,678
Tigard-Tualatin, 5.00%, 6/15/37	6,000,000	6,934,440
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Series A, zero cpn., 6/15/38	2,350,000	1,027,491
Series A, zero cpn., 6/15/39	3,275,000	1,368,983
Series B, 5.00%, 6/15/33	2,500,000	2,922,400
Washington Counties School District No. 48J Beaverton GO,
Series B, 5.00%, 6/15/32	10,750,000	12,270,372
Series B, 5.00%, 6/15/33	8,000,000	9,116,480
Series B, 5.00%, 6/15/34	11,000,000	12,521,520
Series D, zero cpn. to 6/15/18, 5.00% thereafter, 6/15/35	10,000,000	11,337,800
Series D, zero cpn. to 6/15/18, 5.00% thereafter, 6/15/36	10,000,000	11,311,800
Washington County School District No. 15 Forest Grove GO,
Series B, zero cpn., 6/15/29	2,545,000	1,776,639
Series B, zero cpn., 6/15/30	2,490,000	1,651,517
Series B, zero cpn., 6/15/31	3,140,000	1,980,272
Woodburn School District No. 103 GO,
Marion County, 5.00%, 6/15/33	2,930,000	3,352,066
Marion County, 5.00%, 6/15/34	3,200,000	3,651,904
Marion County, 5.00%, 6/15/35	2,075,000	2,360,707
Yachats Rural Fire Protection District GO, Lincoln County, AGMC Insured, 5.00%, 6/15/47	1,600,000	1,780,736

		1,192,254,621

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STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 1.1%
Guam 0.4%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/24	$840,000	$899,665
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,250,000	3,480,848

		4,380,513

Puerto Rico 0.7%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.625%, 5/15/43	6,000,000	5,613,000
[a] Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	9,690,000	3,645,862

		9,258,862

Total U.S. Territories		13,639,375

Total Municipal Bonds before Short Term Investments (Cost $1,168,105,501)		1,205,893,996

Short Term Investments (Cost $125,000) 0.0%†
Municipal Bonds 0.0%†
Oregon 0.0%†
[b] Oregon State Facilities Authority Revenue, Providence Health and Services, Refunding, Series C, Weekly
VRDN and Put, 2.09%, (MUNIPSA + 1.00%), 9/15/18	125,000	125,087

Total Investments (Cost $1,168,230,501) 98.7%		1,206,019,083
Other Assets, less Liabilities 1.3%.		16,481,350

Net Assets 100.0%		$1,222,500,433

See Abbreviations on page 162.

†Rounds to less than 0.1% of net assets.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Pennsylvania Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.12	$10.33	$10.51	$10.17	$10.94

Income from investment operations[b]:
Net investment income[c]	0.35	0.39	0.40	0.43	0.42
Net realized and unrealized gains (losses)	(0.32)	(0.22)	(0.18)	0.34	(0.78)

Total from investment operations	0.03	0.17	0.22	0.77	(0.36)

Less distributions from net investment income	(0.37)	(0.38)	(0.40)	(0.43)	(0.41)

Net asset value, end of year	$9.78	$10.12	$10.33	$10.51	$10.17

Total return[d]	0.31%	1.62%	2.15%	7.72%	(3.28)%

Ratios to average net assets
Expenses	0.66%	0.64%	0.64%	0.64%	0.63%
Net investment income	3.49%	3.73%	3.92%	4.15%	4.04%

Supplemental data
Net assets, end of year (000’s)	$860,737	$942,320	$965,479	$1,001,684	$981,992
Portfolio turnover rate	13.33%	10.88%	4.73%	6.04%	7.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.24	$10.45	$10.63	$10.28	$11.06

Income from investment operations[b]:
Net investment income[c]	0.30	0.33	0.35	0.38	0.36
Net realized and unrealized gains (losses)	(0.31)	(0.22)	(0.19)	0.34	(0.79)

Total from investment operations	(0.01)	0.11	0.16	0.72	(0.43)

Less distributions from net investment income	(0.32)	(0.32)	(0.34)	(0.37)	(0.35)

Net asset value, end of year	$9.91	$10.24	$10.45	$10.63	$10.28

Total return[d]	(0.15)%	1.04%	1.56%	7.15%	(3.86)%

Ratios to average net assets
Expenses	1.21%	1.19%	1.19%	1.19%	1.18%
Net investment income	2.94%	3.18%	3.37%	3.60%	3.49%

Supplemental data
Net assets, end of year (000’s)	$245,520	$283,260	$282,541	$279,987	$268,291
Portfolio turnover rate	13.33%	10.88%	4.73%	6.04%	7.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.06

Income from investment operations[b]:
Net investment income[c]	0.21
Net realized and unrealized gains (losses)	(0.25)

Total from investment operations	(0.04)

Less distributions from net investment income	(0.22)

Net asset value, end of year	$9.80

Total return[d]	(0.43)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.57%
Expenses net of waiver and payments by affiliates	0.52%
Net investment income	3.63%

Supplemental data
Net assets, end of year (000’s)	$2,085
Portfolio turnover rate	13.33%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

132	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.13	$10.34	$10.52	$10.18	$10.95

Income from investment operations[b]:
Net investment income[c]	0.36	0.40	0.41	0.44	0.43
Net realized and unrealized gains (losses)	(0.31)	(0.22)	(0.18)	0.34	(0.78)

Total from investment operations	0.05	0.18	0.23	0.78	(0.35)

Less distributions from net investment income	(0.38)	(0.39)	(0.41)	(0.44)	(0.42)

Net asset value, end of year	$9.80	$10.13	$10.34	$10.52	$10.18

Total return	0.51%	1.72%	2.25%	7.82%	(3.18)%

Ratios to average net assets
Expenses	0.56%	0.54%	0.54%	0.54%	0.53%
Net investment income	3.59%	3.83%	4.02%	4.25%	4.14%

Supplemental data
Net assets, end of year (000’s)	$79,153	$85,753	$52,807	$49,301	$42,043
Portfolio turnover rate	13.33%	10.88%	4.73%	6.04%	7.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	133

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Pennsylvania Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.7%
Pennsylvania 97.9%
Abington School District GO, Montgomery County, Series A, 4.00%, 10/01/42	$12,000,000	$12,405,480
Allegheny County GO,
Refunding, Series C-76, 5.00%, 11/01/41.	5,620,000	6,303,111
Series C-65, 5.375%, 5/01/31	2,160,000	2,380,255
Series C-65, Pre-Refunded, 5.375%, 5/01/31	2,840,000	3,150,810
Allegheny County Higher Education Building Authority University Revenue,
Duquesne University, Series A, Pre-Refunded, 5.50%, 3/01/31	3,000,000	3,331,740
Robert Morris University, 5.00%, 10/15/37	1,000,000	1,087,480
Robert Morris University, 5.00%, 10/15/47	1,625,000	1,753,635
Robert Morris University, Refunding, 5.00%, 10/15/34	2,555,000	2,776,493
Robert Morris University, Refunding, 5.00%, 10/15/38	2,080,000	2,244,466
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center, Series A, 5.625%, 8/15/39	12,000,000	12,577,320
Allegheny County Sanitary Authority Sewer Revenue,
AGMC Insured, 5.00%, 6/01/40	5,000,000	5,383,550
Refunding, AGMC Insured, 4.00%, 12/01/35	2,650,000	2,769,330
Berks County IDA Health System Revenue, Tower Health Project, 5.00%, 11/01/47	5,000,000	5,498,250
Berks County IDA Healthcare Facilities Revenue,
The Highlands at Wyomissing, Refunding, Series A, 5.00%, 5/15/42	500,000	540,950
The Highlands at Wyomissing, Refunding, Series A, 5.00%, 5/15/47	600,000	644,346
The Highlands at Wyomissing, Series C, 5.00%, 5/15/37	1,245,000	1,358,556
The Berks County Municipal Authority Revenue, The Reading Hospital and Medical Center Project, Series A, 5.00%, 11/01/44	10,000,000	10,634,000
Bethel Park School District GO, Pre-Refunded, 5.10%, 8/01/33	3,600,000	3,782,160
Bethlehem Area School District GO, AGMC Insured, Pre-Refunded, 5.25%, 1/15/26	6,605,000	7,050,970
Bethlehem GO, Lehigh and Northampton Counties, Refunding, Series B, AGMC Insured, 6.50%, 12/01/32	4,975,000	5,504,788
Bucks County IDAR, George School Project, 5.00%, 9/15/41	5,000,000	5,445,250
Bucks County Water and Sewer Authority Sewer System Revenue, Series A, AGMC Insured, Pre- Refunded, 5.00%, 12/01/35.	2,500,000	2,722,575
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, Pre-Refunded, 5.00%, 12/01/41	10,000,000	11,154,300
Butler County Hospital Authority Hospital Revenue,
Butler Health System Project, Refunding, Series A, 5.00%, 7/01/39	1,625,000	1,765,936
Butler Health System Project, Series B, Pre-Refunded, 7.25%, 7/01/39	4,500,000	4,826,430
Cambria County General Financing Authority Revenue, St. Francis University Project, Refunding, Series PP3, 5.00%, 11/01/29	1,000,000	1,109,140
Centennial School District Bucks County GO, Series A, 5.00%, 12/15/37	5,855,000	6,310,343
Central Bradford Progress Authority Revenue, Guthrie Health Issue, Refunding, 5.375%, 12/01/41	3,000,000	3,285,060
Centre County Hospital Authority Revenue,
[a] Mount Nittany Medical Center Project, Refunding, Series A, 5.00%, 11/15/42	1,215,000	1,349,440
Mount Nittany Medical Center Project, Refunding, Series A, 5.00%, 11/15/46	6,050,000	6,590,386
[a] Mount Nittany Medical Center Project, Refunding, Series A, 4.00%, 11/15/47	1,840,000	1,839,908
Chester County Health and Education Facilities Authority Revenue, Main Line Health System, Refunding, Series A, 5.00%, 10/01/35	2,775,000	3,175,016
Chester County IDA Student Housing Revenue,
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%, 8/01/35	500,000	531,860
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%, 8/01/45	1,500,000	1,572,315

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STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Clarion County IDA Student Housing Revenue, Clarion University Foundation Inc., Student Housing Project at Clarion University, Series A, 5.00%, 7/01/45	$2,335,000	$2,380,509
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/34	10,000,000	11,224,300
Series B, 5.00%, 6/01/32	5,000,000	5,309,700
Cumberland County Municipal Authority College Revenue, Dickinson College Project, Assn. of Independent Colleges and Universities of Pennsylvania Financing Program, Series HH1, Pre-Refunded, 5.00%, 11/01/39	1,200,000	1,268,532
Cumberland County Municipal Authority Revenue, Dickinson College Project, 5.00%, 11/01/42	4,500,000	4,929,885
Dallas Area Municipal Authority University Revenue, Misericordia University Project, Refunding, 5.00%, 5/01/37	2,500,000	2,663,350
Dauphin County General Authority Health System Revenue,
Pinnacle Health System Project, Series A, 6.00%, 6/01/36	1,610,000	1,676,670
Pinnacle Health System Project, Series A, 5.00%, 6/01/42	15,590,000	17,012,587
Pinnacle Health System Project, Series A, Pre-Refunded, 6.00%, 6/01/36	8,390,000	8,856,736
Deer Lakes School District GO, Assured Guaranty, Pre-Refunded, 5.50%, 4/01/39	7,500,000	7,819,425
Delaware County Authority Revenue,
Elwyn Project, Refunding, 5.00%, 6/01/27	3,040,000	3,380,936
Elwyn Project, Refunding, 5.00%, 6/01/32	1,620,000	1,768,878
Elwyn Project, Refunding, 5.00%, 6/01/37	1,750,000	1,895,705
Haverford College, Pre-Refunded, 5.00%, 11/15/40	2,375,000	2,544,219
Haverford College, Refunding, 5.00%, 11/15/40	625,000	661,575
Villanova University, 4.00%, 8/01/45	2,120,000	2,184,448
Delaware County Authority University Revenue,
Neumann University, 5.00%, 10/01/25	1,250,000	1,335,963
Neumann University, 5.25%, 10/01/31	1,250,000	1,310,100
Delaware County Regional Water Quality Control Authority Revenue, Sewer, 4.00%, 11/01/36	2,005,000	2,076,258
Delaware County Vocational and Technical School Authority Lease Revenue, Intermediate No. 25 Project, BAM Insured, 5.00%, 11/01/38	1,250,000	1,366,338
East Hempfield Township IDAR,
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/45	3,250,000	3,415,620
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/47	3,750,000	3,956,775
Erie Parking Authority Parking Facilities Revenue,
Guaranteed, AGMC Insured, Pre-Refunded, 5.125%, 9/01/32	1,100,000	1,194,545
Guaranteed, Refunding, AGMC Insured, 5.125%, 9/01/32	3,150,000	3,368,736
Erie Water Authority Water Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/43	5,575,000	5,721,845
Refunding, 5.00%, 12/01/43	6,000,000	6,653,700
Refunding, AGMC Insured, 5.00%, 12/01/43	1,425,000	1,458,872
Falls Township Authority Water and Sewer Revenue, Bucks County, Guaranteed, 5.00%, 12/01/41	2,210,000	2,428,834
Franklin County IDAR, The Chambersburg Hospital Project, 5.375%, 7/01/42	10,000,000	10,626,700
Geisinger Authority Revenue, Geisinger Health System, Refunding, Series A, Sub Series A-1, 5.00%, 2/15/45	13,500,000	15,055,605
General Authority of Southcentral Pennsylvania Revenue,
Assn. of Independent Colleges and Universities, Financing Program, York College of Pennsylvania Project, Series II, Pre-Refunded, 5.75%, 11/01/41	9,500,000	10,648,740
WellSpan Health Obligated Group, Refunding, Series A, 5.00%, 6/01/44	11,955,000	12,961,970
WellSpan Health Obligated Group, Series A, Pre-Refunded, 6.00%, 6/01/25	10,000,000	10,113,855

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STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Indiana County Hospital Authority Hospital Revenue, Indiana Regional Medical Center, Series A, 6.00%, 6/01/39	$1,625,000	$1,761,338
Lackawanna County GO,
Refunding, Series B, AGMC Insured, 5.00%, 9/01/30	3,025,000	3,229,702
Refunding, Series B, AGMC Insured, 5.00%, 9/01/35	2,735,000	2,909,794
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/30	5,075,000	5,495,768
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/35	4,765,000	5,160,066
Lancaster County Hospital Authority Revenue, University of Pennsylvania Health System, Refunding, Series B, 5.00%, 8/15/46	4,165,000	4,647,723
Latrobe IDA College Revenue, St. Vincent College Project, 5.00%, 5/01/43	4,120,000	4,320,067
Lehigh County Authority Water and Sewer Revenue, City of Allentown Concession, Series A, 5.00%, 12/01/43	5,240,000	5,765,991
Lehigh County General Purpose Authority Revenue, Muhlenberg College Project, Pre-Refunded, 5.25%, 2/01/34	1,500,000	1,552,095
Luzerne County IDA Water Facility Revenue, Pennsylvania American Water Co. Water Facilities, Refunding, 5.50%, 12/01/39	10,000,000	10,599,500
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Refunding, Series A, 5.75%, 7/01/39	25,000,000	26,258,000
Lycoming County Authority Revenue,
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/38	1,400,000	1,572,984
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/43	1,495,000	1,675,566
Lycoming County Water and Sewer Authority Revenue, Guaranteed Sewer, AGMC Insured, Pre- Refunded, 5.00%, 11/15/35.	5,835,000	6,170,863
Marple Newtown School District GO, Delaware County, AGMC Insured, Pre-Refunded, 5.00%, 6/01/31	11,225,000	11,711,267
McKeesport Municipal Authority Sewer Revenue, Pre-Refunded, 5.75%, 12/15/39	5,000,000	5,366,550
Monroe County Hospital Authority Hospital Revenue, Pocono Medical Center, Series A, Pre-Refunded, 5.00%, 1/01/41	4,000,000	4,451,240
Montgomery County Higher Education and Health Authority Revenue, Arcadia University, 5.625%, 4/01/40	5,750,000	6,010,590
Montgomery County IDA Health System Revenue, Jefferson Health System, Series A, 5.00%, 10/01/41	9,600,000	10,220,160
Montgomery County IDAR,
Foulkeways at Gwynedd Project, Refunding, 5.00%, 12/01/46	2,000,000	2,121,880
New Regional Medical Center Project, Mortgage, FHA Insured, Pre-Refunded, 5.375%, 8/01/38	4,995,000	5,433,461
Northampton County General Purpose Authority College Revenue, Lafayette College, Refunding, 5.00%, 11/01/47	2,500,000	2,818,225
Northampton County General Purpose Authority Hospital Revenue,
St. Luke’s Hospital Project, Series A, Pre-Refunded, 5.50%, 8/15/35	10,000,000	10,182,000
St. Luke’s Hospital Project, Series B, 5.50%, 8/15/33.	2,200,000	2,347,070
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/46	10,000,000	10,779,300
Northampton County General Purpose Authority Revenue, Higher Education, Lehigh University, Series A, Pre-Refunded, 5.00%, 11/15/39.	20,000,000	20,850,400
Northeastern Hospital and Education Authority Revenue, Wilkes University Project, Series A, 5.25%, 3/01/42	2,400,000	2,548,968
Pennsylvania State Economic Development Financing Authority Revenue,
UPMC, Refunding, Series A, 4.00%, 11/15/42	5,000,000	5,064,050
UPMC, Series A, 5.00%, 2/01/45	5,000,000	5,476,450
Water Facilities, Aqua Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	25,000,000	26,848,500
Water Facility, Pennsylvania-American Water Co. Project, 6.20%, 4/01/39	12,000,000	12,554,400
Pennsylvania State GO, Second Series, Pre-Refunded, 5.00%, 4/15/23	10,000,000	10,397,200

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STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Revenue,
AICUP Financing Program, Gwynedd Mercy College Project, Series KK1, 5.375%, 5/01/42	$1,800,000	$1,870,848
AICUP Financing Program, St. Francis University Project, Series JJ2, Pre-Refunded, 6.25%, 11/01/41	3,840,000	4,437,235
Bryn Mawr College, Refunding, 5.00%, 12/01/44	6,365,000	7,207,662
Edinboro University Foundation, Student Housing Project, Pre-Refunded, 6.00%, 7/01/43	3,500,000	3,842,370
Foundation for Indiana University, Student Housing Project, Series B, Pre-Refunded, 5.00%, 7/01/41	1,250,000	1,401,475
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, 5.00%, 10/01/35	1,400,000	1,457,428
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, 6.25%, 10/01/43	7,000,000	7,697,690
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, 5.00%, 10/01/44	2,000,000	2,078,640
St. Joseph’s University, Series A, 5.00%, 11/01/40	15,000,000	16,012,200
Temple University, First Series, 5.00%, 4/01/42	15,000,000	16,281,900
Thomas Jefferson University, Pre-Refunded, 5.00%, 3/01/40	16,980,000	18,096,435
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/45	7,465,000	8,188,582
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/36	2,750,000	3,167,313
The Trustees of the University of Pennsylvania, Series A, 4.00%, 8/15/41	5,705,000	5,971,709
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/46	14,000,000	15,924,720
The Trustees of the University of Pennsylvania, Series A, Pre-Refunded, 5.00%, 9/01/41	25,000,000	27,400,750
University of the Sciences in Philadelphia, 5.00%, 11/01/42	5,000,000	5,445,650
University of the Sciences in Philadelphia, Series A, 5.00%, 11/01/36	4,250,000	4,657,150
University of Pennsylvania Health System, 5.00%, 8/15/40	6,475,000	7,233,158
University of Pennsylvania Health System, Pre-Refunded, 5.75%, 8/15/41	3,950,000	4,474,283
University of Pennsylvania Health System, Series A, 4.00%, 8/15/42	5,000,000	5,102,650
University of Pennsylvania Health System, Series A, 5.00%, 8/15/42	9,000,000	10,062,990
University of Pennsylvania Health System, Series B, Pre-Refunded, 6.00%, 8/15/26	5,000,000	5,106,850
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31.	13,000,000	13,740,610
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue,
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, 5.00%, 7/01/42	5,500,000	5,662,910
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Refunding, Series A, 5.00%, 7/01/35	1,000,000	1,065,820
Pennsylvania State Public School Building Authority Community College Revenue, Community College of Philadelphia Project, Pre-Refunded, 6.00%, 6/15/28	5,000,000	5,177,450
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series C, 5.00%, 12/01/43	10,000,000	10,893,800
Special, Motor License Fund Enhanced Turnpike, Series A, Pre-Refunded, 5.50%, 12/01/41	5,000,000	5,483,650
Subordinate, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	17,200,000	17,945,104
Subordinate, Series C, Subseries C-1, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/38	5,000,000	5,061,000
Subordinate, Series D, Pre-Refunded, 5.125%, 12/01/40	10,000,000	10,601,200
Subseries A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	2,800,000	2,921,296
Pennsylvania State University Revenue, 5.00%, 3/01/40	1,500,000	1,595,280
Series A, 5.00%, 9/01/40	10,490,000	11,896,814
Series A, 5.00%, 9/01/41	10,000,000	11,377,800
Series A, 5.00%, 9/01/42	15,750,000	18,097,852
Series A, 5.00%, 9/01/47	10,000,000	11,446,500

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STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Airport Revenue,
Refunding, Series B, 5.00%, 7/01/42	$10,000,000	$11,058,900
Series A, AGMC Insured, 5.00%, 6/15/35	5,000,000	5,312,600
Series A, AGMC Insured, 5.00%, 6/15/40	5,000,000	5,301,100
Philadelphia Authority for IDR,
The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	5,000,000	5,616,650
International Apartments at Temple University, Series A, 5.625%, 6/15/42	4,000,000	4,144,840
Temple University, First Series, 5.00%, 4/01/40	5,000,000	5,586,200
Temple University, Second Series, 5.00%, 4/01/36	5,000,000	5,613,200
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/47	11,150,000	12,268,679
Philadelphia Gas Works Revenue,
1998 General Ordinance, Ninth Series, 5.25%, 8/01/40	3,490,000	3,732,031
1998 General Ordinance, Ninth Series, Pre-Refunded, 5.25%, 8/01/40	2,230,000	2,419,171
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/42	5,000,000	5,596,950
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/47	6,000,000	6,690,840
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/32	1,000,000	1,134,100
Twelfth Series B, NATL Insured, ETM, 7.00%, 5/15/20	295,000	313,143
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25	4,480,000	4,697,907
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26	4,460,000	4,685,319
Series A, 5.25%, 7/15/33	5,000,000	5,465,250
Series A, Assured Guaranty, Pre-Refunded, 5.125%, 8/01/25	520,000	546,114
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/26	540,000	568,064
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	5,000,000	5,459,000
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured, 5.00%, 12/01/21	5,000,000	5,016,351
Philadelphia Municipal Authority Lease Revenue,
Pre-Refunded, 6.50%, 4/01/34	3,250,000	3,423,127
Pre-Refunded, 6.50%, 4/01/39	2,500,000	2,633,175
Philadelphia School District GO, Series E, Pre-Refunded, 6.00%, 9/01/38	5,000,000	5,116,076
Philadelphia Water and Wastewater Revenue,
Refunding, Series B, 5.00%, 11/01/34	1,200,000	1,372,920
Series A, 5.00%, 7/01/40	10,000,000	11,126,700
Series A, 5.00%, 1/01/41	13,000,000	13,875,030
Series A, 5.00%, 10/01/42	10,000,000	11,255,100
Series A, 5.125%, 1/01/43	5,000,000	5,424,950
Series A, 5.00%, 7/01/45	5,000,000	5,545,100
Series A, 5.00%, 10/01/47	5,000,000	5,605,900
Series A, Pre-Refunded, 5.25%, 1/01/36	3,000,000	3,095,250
Series C, AGMC Insured, 5.00%, 8/01/35	1,620,000	1,724,458
Series C, AGMC Insured, Pre-Refunded, 5.00%, 8/01/35	5,380,000	5,818,040
Pine-Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39	15,130,000	16,108,306
Pocono Mountains Industrial Park Authority Hospital Revenue, St. Luke’s Hospital, Monroe Project, Series A, 5.00%, 8/15/40	5,000,000	5,367,350
Reading GO, AGMC Insured, Pre-Refunded, 6.00%, 11/01/28	2,000,000	2,061,901
Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton, Refunding, 5.00%, 11/01/37	4,000,000	4,348,640
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	10,000,000	10,824,000
State College Area School District GO, 5.00%, 3/15/40	16,400,000	18,312,076

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
State Public School Building Authority Revenue,
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/32	$7,095,000	$7,778,532
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/33	3,000,000	3,277,290
State Public School Building Authority School Lease Revenue, The School District of the City of Harrisburg Project, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 11/15/33	5,000,000	5,206,500
Swarthmore Borough Authority Revenue, Swarthmore College, 5.00%, 9/15/43	1,000,000	1,126,840
Union County Higher Educational Facilities Financing Authority University Revenue, Bucknell University, Series A, 5.00%, 4/01/42	5,000,000	5,492,150
University of Pittsburgh of the Commonwealth System of Higher Education Revenue,
University Capital Project, Series B, Pre-Refunded, 5.00%, 9/15/31	10,000,000	10,371,100
University Capital Project, Series C, Pre-Refunded, 5.00%, 9/15/35	5,000,000	5,262,400
Washington County IDA College Revenue,
Washington and Jefferson College, Pre-Refunded, 5.25%, 11/01/30	7,525,000	8,108,413
Washington and Jefferson College, Pre-Refunded, 5.00%, 11/01/36	8,470,000	9,081,788
West Mifflin Area School District GO, Allegheny County, AGMC Insured, Pre-Refunded, 5.125%, 4/01/31	1,000,000	1,022,040
Whitehall-Coplay School District GO,
Series A, AGMC Insured, 5.375%, 11/15/34	555,000	576,934
Series A, AGMC Insured, Pre-Refunded, 5.375%, 11/15/34	5,445,000	5,697,430

		1,161,781,427

U.S. Territories 0.8%
Puerto Rico 0.8%
[b] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	5,000,000	1,881,250
Series TT, 5.00%, 7/01/32	5,100,000	1,918,875
Series XX, 5.25%, 7/01/40	16,020,000	6,027,525

		9,827,650

Total Municipal Bonds before Short Term Investments (Cost $1,138,849,081)		1,171,609,077

Short Term Investments 0.6%
Municipal Bonds 0.6%
Pennsylvania 0.6%
[c] Emmaus General Authority Revenue, SPA Wells Fargo Bank, Weekly VRDN and Put, 1.17%, 12/01/28	4,725,000	4,725,000
[c] Geisinger Authority Revenue, Geisinger Health System, Montour County, Series A, SPA Wells Fargo Bank, Daily VRDN and Put, 1.06%, 10/01/43	2,600,000	2,600,000

Total Short Term Investments (Cost $7,325,000)		7,325,000

Total Investments (Cost $1,146,174,081) 99.3%		1,178,934,077
Other Assets, less Liabilities 0.7%.		8,560,007

Net Assets 100.0%		$1,187,494,084

See Abbreviations on page 162.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities

February 28, 2018

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$906,260,949	$679,431,357	$243,472,868	$956,542,422
Value - Unaffiliated issuers	$937,695,454	$698,971,546	$250,718,188	$980,766,012
Cash	13,625	1,453,055	1,538,916	1,348,728
Receivables:
Capital shares sold	686,142	404,882	44,540	201,031
Interest	8,902,005	9,559,808	2,374,618	13,654,628
Other assets	947	711	256	982
Total assets	947,298,173	710,390,002	254,676,518	995,971,381
Liabilities:
Payables:
Investment securities purchased	3,879,651	—	—	15,204,010
Capital shares redeemed	2,368,054	1,910,377	296,106	942,503
Management fees	373,242	285,999	115,966	387,325
Distribution fees	109,618	90,387	37,266	124,066
Transfer agent fees	81,932	69,116	41,958	157,597
Professional fees	41,053	41,836	38,743	49,103
Distributions to shareholders	357,626	126,762	129,323	330,537
Accrued expenses and other liabilities	40,222	34,220	17,553	61,191
Total liabilities	7,251,398	2,558,697	676,915	17,256,332
Net assets, at value	$940,046,775	$707,831,305	$253,999,603	$978,715,049
Net assets consist of:
Paid-in capital	$964,871,582	$733,180,277	$281,159,036	$1,023,520,286
Undistributed net investment income	1,436,990	1,080,758	703,005	2,023,498
Net unrealized appreciation (depreciation)	31,434,505	19,540,189	7,245,320	24,223,590
Accumulated net realized gain (loss)	(57,696,302)	(45,969,919)	(35,107,758)	(71,052,325)
Net assets, at value	$940,046,775	$707,831,305	$253,999,603	$978,715,049

140	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2018

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Class A:
Net assets, at value	$737,425,509	$521,248,901	$187,637,530	$797,934,690
Shares outstanding	69,726,818	46,027,109	18,610,891	70,931,023
Net asset value per share[a]	$10.58	$11.32	$10.08	$11.25
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.05	$11.82	$10.53	$11.75
Class C:
Net assets, at value	$105,010,076	$99,811,268	$45,183,330	$124,683,378
Shares outstanding	9,764,913	8,708,164	4,445,690	10,910,396
Net asset value and maximum offering price per share[a]	$10.75	$11.46	$10.16	$11.43
Class R6:
Net assets, at value	$10,816,267	$7,678,382	$323,875	$2,510,097
Shares outstanding	1,019,937	677,655	32,121	222,285
Net asset value and maximum offering price per share	$10.60	$11.33	$10.08	$11.29
Advisor Class:
Net assets, at value	$86,794,923	$79,092,754	$20,854,868	$53,586,884
Shares outstanding	8,182,556	6,984,013	2,069,805	4,748,412
Net asset value and maximum offering price per share	$10.61	$11.32	$10.08	$11.29

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2018

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,001,082,856	$1,530,886,766	$1,168,230,501	$1,146,174,081
Value - Unaffiliated issuers	$1,021,903,625	$1,576,930,175	$1,206,019,083	$1,178,934,077
Cash	53,085	4,488,653	3,293,504	57,678
Receivables:
Investment securities sold	—	—	2,759,903	—
Capital shares sold	3,353,230	1,505,417	844,022	385,151
Interest	8,913,117	16,728,117	12,983,717	15,461,625
Other assets	1,020	1,575	1,223	1,191
Total assets	1,034,224,077	1,599,653,937	1,225,901,452	1,194,839,722
Liabilities:
Payables:
Investment securities purchased	—	19,335,145	—	3,181,961
Capital shares redeemed	3,383,564	2,389,864	2,321,578	2,858,930
Management fees	406,195	611,056	478,710	465,669
Distribution fees	152,742	238,287	159,703	189,966
Transfer agent fees	141,366	171,277	100,460	162,387
Professional fees	41,678	45,558	42,695	53,688
Distributions to shareholders	162,731	318,144	246,611	363,872
Accrued expenses and other liabilities	54,342	86,927	51,262	69,165
Total liabilities	4,342,618	23,196,258	3,401,019	7,345,638
Net assets, at value	$1,029,881,459	$1,576,457,679	$1,222,500,433	$1,187,494,084
Net assets consist of:
Paid-in capital	$1,018,798,917	$1,563,308,792	$1,257,596,815	$1,245,373,278
Undistributed net investment income	565,639	1,086,855	1,052,087	2,166,579
Net unrealized appreciation (depreciation)	20,820,769	46,043,409	37,788,582	32,759,996
Accumulated net realized gain (loss)	(10,303,866)	(33,981,377)	(73,937,051)	(92,805,769)
Net assets, at value	$1,029,881,459	$1,576,457,679	$1,222,500,433	$1,187,494,084

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2018

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Class A:
Net assets, at value	$657,415,226	$1,090,194,369	$932,928,700	$860,736,999
Shares outstanding	54,458,010	87,491,868	82,056,003	87,975,861
Net asset value per share[a]	$12.07	$12.46	$11.37	$9.78
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.61	$13.01	$11.87	$10.21
Class C:
Net assets, at value	$203,925,437	$308,087,937	$175,054,483	$245,519,707
Shares outstanding	16,705,042	24,393,497	15,161,512	24,774,930
Net asset value and maximum offering price per share[a]	$12.21	$12.63	$11.55	$9.91
Class R6:
Net assets, at value	$8,341,917	$7,846,607	$13,217,147	$2,084,591
Shares outstanding	690,029	629,009	1,161,873	212,790
Net asset value and maximum offering price per share	$12.09	$12.47	$11.38	$9.80
Advisor Class:
Net assets, at value	$160,198,879	$170,328,766	$101,300,103	$79,152,787
Shares outstanding	13,254,983	13,655,225	8,898,689	8,079,435
Net asset value and maximum offering price per share	$12.09	$12.47	$11.38	$9.80

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended February 28, 2018

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Investment income:
Interest:
Unaffiliated issuers	$39,473,221	$28,959,510	$11,108,384	$39,258,906
Expenses:
Management fees (Note 3a)	4,620,547	3,564,179	1,523,037	4,889,726
Distribution fees: (Note 3c)
Class A	763,756	546,616	205,667	835,060
Class C	734,327	708,740	349,879	873,627
Transfer agent fees: (Note 3e)
Class A	361,020	302,179	127,013	546,700
Class C	53,406	60,496	33,250	87,958
Class R6	1,013	985	218	546
Advisor Class	44,100	44,579	15,884	43,098
Custodian fees (Note 4)	8,215	6,168	2,407	8,726
Reports to shareholders	35,728	31,186	14,140	62,895
Registration and filing fees	41,266	26,956	20,673	51,803
Professional fees	83,501	153,047	71,689	171,188
Trustees’ fees and expenses	5,325	4,305	1,596	5,701
Other	61,412	61,070	27,638	85,781
Total expenses	6,813,616	5,510,506	2,393,091	7,662,809
Expenses waived/paid by affiliates (Note 3f)	(679)	(875)	(194)	(386)
Net expenses	6,812,937	5,509,631	2,392,897	7,662,423
Net investment income	32,660,284	23,449,879	8,715,487	31,596,483
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(14,984,713)	(23,453,587)	(13,014,576)	(46,516,786)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(2,273,761)	2,975,926	4,284,014	23,897,263
Net realized and unrealized gain (loss)	(17,258,474)	(20,477,661)	(8,730,562)	(22,619,523)
Net increase (decrease) in net assets resulting from operations	$15,401,810	$2,972,218	$(15,075)	$8,976,960

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended February 28, 2018

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Investment income:
Interest:
Unaffiliated issuers	$37,955,893	$58,774,588	$48,745,622	$52,614,165
Expenses:
Management fees (Note 3a)	5,051,506	7,443,982	5,898,858	5,915,978
Distribution fees: (Note 3c)
Class A	684,616	1,116,774	961,359	912,776
Class C	1,396,849	2,094,300	1,226,251	1,737,763
Transfer agent fees: (Note 3e)
Class A	494,897	678,467	481,358	575,707
Class C	155,374	195,769	94,472	168,643
Class R6	1,181	1,007	1,658	505
Advisor Class	122,047	96,906	51,640	53,522
Custodian fees (Note 4)	9,066	13,466	10,572	10,627
Reports to shareholders	62,364	72,787	50,049	73,111
Registration and filing fees	47,842	52,976	24,022	27,089
Professional fees	51,535	57,083	117,394	221,096
Trustees’ fees and expenses	5,859	8,724	6,859	6,972
Other	80,139	89,571	83,924	98,632
Total expenses	8,163,275	11,921,812	9,008,416	9,802,421
Expenses waived/paid by affiliates (Note 3f)	(675)	(514)	(672)	(362)
Net expenses	8,162,600	11,921,298	9,007,744	9,802,059
Net investment income	29,793,293	46,853,290	39,737,878	42,812,106
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	238,072	1,282,032	(17,017,568)	(37,289,599)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(16,428,118)	(13,653,246)	(6,677,925)	(1,099,927)
Net realized and unrealized gain (loss)	(16,190,046)	(12,371,214)	(23,695,493)	(38,389,526)
Net increase (decrease) in net assets resulting from operations	$13,603,247	$34,482,076	$16,042,385	$4,422,580

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$32,660,284	$34,283,523	$23,449,879	$26,807,717
Net realized gain (loss)	(14,984,713)	(2,425,011)	(23,453,587)	(4,235,549)
Net change in unrealized appreciation (depreciation)	(2,273,761)	(26,538,485)	2,975,926	(14,628,581)
Net increase (decrease) in net assets resulting from operations	15,401,810	5,320,027	2,972,218	7,943,587
Distributions to shareholders from:
Net investment income:
Class A	(26,610,495)	(27,754,363)	(18,282,843)	(20,966,161)
Class C	(3,243,314)	(3,399,047)	(3,001,669)	(3,588,003)
Class R6	(129,261)	—	(71,781)	—
Advisor Class	(3,329,518)	(2,517,420)	(2,766,502)	(2,221,484)
Total distributions to shareholders	(33,312,588)	(33,670,830)	(24,122,795)	(26,775,648)
Capital share transactions: (Note 2)
Class A	(18,324,428)	(7,095,706)	(16,401,065)	14,540,649
Class C	(11,446,462)	8,471,828	(12,655,152)	6,939,231
Class R6	11,045,004	—	7,801,728	—
Advisor Class	(2,238,528)	35,343,590	7,909,813	24,526,227
Total capital share transactions	(20,964,414)	36,719,712	(13,344,676)	46,006,107
Net increase (decrease) in net assets	(38,875,192)	8,368,909	(34,495,253)	27,174,046
Net assets:
Beginning of year	978,921,967	970,553,058	742,326,558	715,152,512
End of year	$940,046,775	$978,921,967	$707,831,305	$742,326,558
Undistributed net investment income included in net assets:
End of year	$1,436,990	$1,742,964	$1,080,758	$1,272,599

146	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$8,715,487	$11,031,683	$31,596,483	$36,720,476
Net realized gain (loss)	(13,014,576)	18,221	(46,516,786)	(9,548,801)
Net change in unrealized appreciation (depreciation)	4,284,014	(8,567,551)	23,897,263	(14,769,293)
Net increase (decrease) in net assets resulting from operations	(15,075)	2,482,353	8,976,960	12,402,382
Distributions to shareholders from:
Net investment income:
Class A	(6,906,409)	(8,261,296)	(26,876,219)	(31,200,232)
Class C	(1,495,568)	(1,857,149)	(3,512,927)	(4,174,362)
Class R6	(3,923)	—	(25,224)	—
Advisor Class	(887,475)	(752,290)	(2,184,292)	(1,616,095)
Total distributions to shareholders	(9,293,375)	(10,870,735)	(32,598,662)	(36,990,689)
Capital share transactions: (Note 2)
Class A	(28,309,571)	(24,113,740)	(44,541,564)	(14,936,884)
Class C	(14,902,294)	(4,847,400)	(14,593,391)	20,592
Class R6	329,749	—	2,560,407	—
Advisor Class	(4,581,302)	5,543,976	(12,671,584)	28,771,520
Total capital share transactions	(47,463,418)	(23,417,164)	(69,246,132)	13,855,228
Net increase (decrease) in net assets	(56,771,868)	(31,805,546)	(92,867,834)	(10,733,079)
Net assets:
Beginning of year	310,771,471	342,577,017	1,071,582,883	1,082,315,962
End of year	$253,999,603	$310,771,471	$978,715,049	$1,071,582,883
Undistributed net investment income included in net assets:
End of year	$703,005	$921,122	$2,023,498	$1,908,459

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$29,793,293	$31,547,709	$46,853,290	$50,152,446
Net realized gain (loss)	238,072	148,317	1,282,032	3,543,771
Net change in unrealized appreciation (depreciation)	(16,428,118)	(32,958,290)	(13,653,246)	(48,565,678)
Net increase (decrease) in net assets resulting from operations	13,603,247	(1,262,264)	34,482,076	5,130,539
Distributions to shareholders from:
Net investment income:
Class A	(19,638,537)	(21,864,587)	(33,959,387)	(38,215,219)
Class C	(4,903,572)	(5,442,955)	(7,877,542)	(8,697,787)
Class R6	(72,721)	—	(74,707)	—
Advisor Class	(5,002,534)	(4,322,349)	(4,990,817)	(3,359,379)
Total distributions to shareholders	(29,617,364)	(31,629,891)	(46,902,453)	(50,272,385)
Capital share transactions: (Note 2)
Class A	(27,201,954)	(14,505,341)	(21,952,169)	(32,847,434)
Class C	(16,402,602)	12,283,388	(20,293,902)	17,312,799
Class R6	8,500,525	—	7,992,613	—
Advisor Class	(7,017,726)	52,327,393	28,257,939	66,393,085
Total capital share transactions	(42,121,757)	50,105,440	(5,995,519)	50,858,450
Net increase (decrease) in net assets	(58,135,874)	17,213,285	(18,415,896)	5,716,604
Net assets:
Beginning of year	1,088,017,333	1,070,804,048	1,594,873,575	1,589,156,971
End of year	$1,029,881,459	$1,088,017,333	$1,576,457,679	$1,594,873,575
Undistributed net investment income included in net assets:
End of year	$565,639	$558,759	$1,086,855	$1,372,978

148	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$39,737,878	$41,154,735	$42,812,106	$48,256,944
Net realized gain (loss)	(17,017,568)	(4,282,919)	(37,289,599)	(5,382,806)
Net change in unrealized appreciation (depreciation)	(6,677,925)	(29,228,138)	(1,099,927)	(23,695,785)
Net increase (decrease) in net assets resulting from operations	16,042,385	7,643,678	4,422,580	19,178,353
Distributions to shareholders from:
Net investment income:
Class A	(31,619,580)	(33,229,698)	(34,112,085)	(35,941,849)
Class C	(5,073,659)	(5,480,046)	(8,381,395)	(8,844,832)
Class R6	(159,854)	—	(26,238)	—
Advisor Class	(3,476,937)	(2,253,961)	(3,248,628)	(2,398,738)
Total distributions to shareholders	(40,330,030)	(40,963,705)	(45,768,346)	(47,185,419)
Capital share transactions: (Note 2)
Class A	(11,437,538)	28,510,410	(51,611,257)	(2,589,605)
Class C	(18,599,251)	12,176,238	(29,162,038)	6,619,909
Class R6	13,497,349	—	2,118,466	—
Advisor Class	6,794,464	46,995,666	(3,837,951)	34,481,884
Total capital share transactions	(9,744,976)	87,682,314	(82,492,780)	38,512,188
Net increase (decrease) in net assets	(34,032,621)	54,362,287	(123,838,546)	10,505,122
Net assets:
Beginning of year	1,256,533,054	1,202,170,767	1,311,332,630	1,300,827,508
End of year	$1,222,500,433	$1,256,533,054	$1,187,494,084	$1,311,332,630
Undistributed net investment income included in net assets:
End of year	$1,052,087	$1,502,275	$2,166,579	$4,270,822

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	149

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, eight of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Funds began offering a new class of shares, Class R6.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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NOTES TO FINANCIAL STATEMENTS

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At February 28, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2018
Shares sold	7,581,370	$81,621,335	5,644,016	$65,302,273
Shares issued in reinvestment of distributions	2,115,434	22,760,771	1,463,062	16,892,541
Shares redeemed	(11,404,577)	(122,706,534)	(8,546,116)	(98,595,879)

Net increase (decrease)	(1,707,773)	$(18,324,428)	(1,439,038)	$(16,401,065)

Year ended February 28, 2017
Shares sold	9,237,877	$102,364,427	7,242,713	$86,248,755
Shares issued in reinvestment of distributions	2,125,764	23,459,688	1,627,285	19,343,269
Shares redeemed	(12,132,210)	(132,919,821)	(7,727,443)	(91,051,375)

Net increase (decrease)	(768,569)	$(7,095,706)	1,142,555	$14,540,649

Class C Shares:
Year ended February 28, 2018
Shares sold	1,187,924	$13,019,083	800,776	$9,366,769
Shares issued in reinvestment of distributions	274,355	3,000,651	245,197	2,865,298
Shares redeemed	(2,507,365)	(27,466,196)	(2,129,605)	(24,887,219)

Net increase (decrease)	(1,045,086)	$(11,446,462)	(1,083,632)	$(12,655,152)

Year ended February 28, 2017
Shares sold	2,365,215	$26,698,263	1,681,407	$20,327,936
Shares issued in reinvestment of distributions	272,122	3,049,633	281,326	3,381,970
Shares redeemed	(1,909,414)	(21,276,068)	(1,402,403)	(16,770,675)

Net increase (decrease)	727,923	$8,471,828	560,330	$6,939,231

Class R6 Shares:
Year ended February 28, 2018[a]
Shares sold	1,108,115	$11,991,745	744,909	$8,574,409
Shares issued in reinvestment of distributions	12,055	129,187	6,279	71,686
Shares redeemed	(100,233)	(1,075,928)	(73,533)	(844,367)

Net increase (decrease)	1,019,937	$11,045,004	677,655	$7,801,728

Advisor Class Shares:
Year ended February 28, 2018
Shares sold	3,528,139	$38,136,887	2,948,349	$34,133,539
Shares issued in reinvestment of distributions	242,266	2,613,946	222,976	2,573,865
Shares redeemed	(3,981,127)	(42,989,361)	(2,496,011)	(28,797,591)

Net increase (decrease)	(210,722)	$(2,238,528)	675,314	$7,909,813

Year ended February 28, 2017
Shares sold	4,756,945	$52,442,293	3,276,844	$38,742,143
Shares issued in reinvestment of distributions	164,917	1,820,725	168,230	1,996,514
Shares redeemed	(1,723,987)	(18,919,428)	(1,373,600)	(16,212,430)

Net increase (decrease)	3,197,875	$35,343,590	2,071,474	$24,526,227

aFor the period August 1, 2017 (effective date) to February 28, 2018.

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	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2018
Shares sold	1,262,137	$12,977,178	4,102,045	$46,993,713
Shares issued in reinvestment of distributions	544,987	5,593,991	2,015,968	23,061,519
Shares redeemed	(4,561,589)	(46,880,740)	(10,006,401)	(114,596,796)

Net increase (decrease)	(2,754,465)	$(28,309,571)	(3,888,388)	$(44,541,564)

Year ended February 28, 2017
Shares sold	1,622,002	$17,341,618	6,459,022	$76,066,528
Shares issued in reinvestment of distributions	637,140	6,791,610	2,251,666	26,484,885
Shares redeemed	(4,555,924)	(48,246,968)	(10,035,981)	(117,488,297)

Net increase (decrease)	(2,296,782)	$(24,113,740)	(1,325,293)	$(14,936,884)

Class C Shares:
Year ended February 28, 2018
Shares sold	194,279	$2,010,772	1,043,672	$12,148,527
Shares issued in reinvestment of distributions	123,869	1,281,858	272,056	3,161,178
Shares redeemed	(1,756,924)	(18,194,924)	(2,570,832)	(29,903,096)

Net increase (decrease)	(1,438,776)	$(14,902,294)	(1,255,104)	$(14,593,391)

Year ended February 28, 2017
Shares sold	488,307	$5,280,801	1,762,233	$21,071,556
Shares issued in reinvestment of distributions	141,126	1,515,449	308,143	3,678,444
Shares redeemed	(1,086,835)	(11,643,650)	(2,076,800)	(24,729,408)

Net increase (decrease)	(457,402)	$(4,847,400)	(6,424)	$20,592

Class R6 Shares:
Year ended February 28, 2018[a]
Shares sold	32,701	$335,695	255,467	$2,939,820
Shares issued in reinvestment of distributions	379	3,853	2,205	25,129
Shares redeemed	(959)	(9,799)	(35,387)	(404,542)

Net increase (decrease)	32,121	$329,749	222,285	$2,560,407

Advisor Class Shares:
Year ended February 28, 2018
Shares sold	718,610	$7,408,151	1,933,147	$22,242,090
Shares issued in reinvestment of distributions	61,414	630,028	172,187	1,976,958
Shares redeemed	(1,230,629)	(12,619,481)	(3,214,623)	(36,890,632)

Net increase (decrease)	(450,605)	$(4,581,302)	(1,109,289)	$(12,671,584)

Year ended February 28, 2017
Shares sold	1,126,599	$11,865,928	3,745,258	$43,561,070
Shares issued in reinvestment of distributions	44,211	470,164	119,547	1,407,210
Shares redeemed	(639,735)	(6,792,116)	(1,380,497)	(16,196,760)

Net increase (decrease)	531,075	$5,543,976	2,484,308	$28,771,520

aFor the period August 1, 2017 (effective date) to February 28, 2018.

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2. Shares of Beneficial Interest (continued)

	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2018
Shares sold	5,907,491	$72,730,009	8,107,342	$102,625,714
Shares issued in reinvestment of distributions	1,481,264	18,218,129	2,455,835	31,048,512
Shares redeemed	(9,596,366)	(118,150,092)	(12,301,390)	(155,626,395)

Net increase (decrease)	(2,207,611)	$(27,201,954)	(1,738,213)	$(21,952,169)

Year ended February 28, 2017
Shares sold	8,156,603	$102,076,942	10,587,873	$136,479,455
Shares issued in reinvestment of distributions	1,626,236	20,344,858	2,720,099	34,929,118
Shares redeemed	(10,998,862)	(136,927,141)	(16,026,550)	(204,256,007)

Net increase (decrease)	(1,216,023)	$(14,505,341)	(2,718,578)	$(32,847,434)

Class C Shares:
Year ended February 28, 2018
Shares sold	1,486,120	$18,509,643	2,420,867	$31,064,739
Shares issued in reinvestment of distributions	374,274	4,654,024	577,410	7,397,332
Shares redeemed	(3,176,734)	(39,566,269)	(4,583,484)	(58,755,973)

Net increase (decrease)	(1,316,340)	$(16,402,602)	(1,585,207)	$(20,293,902)

Year ended February 28, 2017
Shares sold	3,399,245	$43,148,979	4,055,318	$53,011,032
Shares issued in reinvestment of distributions	402,154	5,082,798	618,103	8,036,545
Shares redeemed	(2,851,451)	(35,948,389)	(3,384,895)	(43,734,778)

Net increase (decrease)	949,948	$12,283,388	1,288,526	$17,312,799

Class R6 Shares:
Year ended February 28, 2018[a]
Shares sold	746,692	$9,196,721	660,808	$8,394,607
Shares issued in reinvestment of distributions	5,943	72,660	5,926	74,642
Shares redeemed	(62,606)	(768,856)	(37,725)	(476,636)

Net increase (decrease)	690,029	$8,500,525	629,009	$7,992,613

Advisor Class Shares:
Year ended February 28, 2018
Shares sold	4,979,847	$61,292,751	4,734,280	$59,960,883
Shares issued in reinvestment of distributions	390,891	4,814,057	355,937	4,504,773
Shares redeemed	(5,922,205)	(73,124,534)	(2,858,102)	(36,207,717)

Net increase (decrease)	(551,467)	$(7,017,726)	2,232,115	$28,257,939

Year ended February 28, 2017
Shares sold	7,033,639	$87,704,285	6,898,103	$87,905,592
Shares issued in reinvestment of distributions	327,395	4,094,145	221,234	2,833,912
Shares redeemed	(3,178,413)	(39,471,037)	(1,914,258)	(24,346,419)

Net increase (decrease)	4,182,621	$52,327,393	5,205,079	$66,393,085

aFor the period August 1, 2017 (effective date) to February 28, 2018.

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	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2018
Shares sold	10,292,829	$119,270,001	7,025,877	$70,231,758
Shares issued in reinvestment of distributions	2,495,298	28,873,297	3,048,256	30,425,960
Shares redeemed	(13,778,003)	(159,580,836)	(15,257,473)	(152,268,975)

Net increase (decrease)	(989,876)	$(11,437,538)	(5,183,340)	$(51,611,257)

Year ended February 28, 2017
Shares sold	13,156,595	$156,419,128	10,758,583	$110,974,434
Shares issued in reinvestment of distributions	2,541,956	30,150,645	3,111,483	32,062,824
Shares redeemed	(13,416,469)	(158,059,363)	(14,204,397)	(145,626,863)

Net increase (decrease)	2,282,082	$28,510,410	(334,331)	$(2,589,605)

Class C Shares:
Year ended February 28, 2018
Shares sold	1,711,960	$20,147,603	1,783,883	$18,075,813
Shares issued in reinvestment of distributions	411,760	4,838,216	748,545	7,565,175
Shares redeemed	(3,703,982)	(43,585,070)	(5,419,009)	(54,803,026)

Net increase (decrease)	(1,580,262)	$(18,599,251)	(2,886,581)	$(29,162,038)

Year ended February 28, 2017
Shares sold	3,068,701	$37,077,563	3,576,800	$37,364,636
Shares issued in reinvestment of distributions	428,575	5,157,276	750,267	7,823,427
Shares redeemed	(2,508,529)	(30,058,601)	(3,706,894)	(38,568,154)

Net increase (decrease)	988,747	$12,176,238	620,173	$6,619,909

Class R6 Shares:
Year ended February 28, 2018[a]
Shares sold	1,346,401	$15,614,361	232,146	$2,310,364
Shares issued in reinvestment of distributions	13,907	159,785	2,649	26,160
Shares redeemed	(198,435)	(2,276,797)	(22,005)	(218,058)

Net increase (decrease)	1,161,873	$13,497,349	212,790	$2,118,466

Advisor Class Shares:
Year ended February 28, 2018
Shares sold	4,121,131	$47,835,882	2,605,534	$26,076,834
Shares issued in reinvestment of distributions	280,098	3,245,399	278,136	2,779,673
Shares redeemed	(3,818,615)	(44,286,817)	(3,271,411)	(32,694,458)

Net increase (decrease)	582,614	$6,794,464	(387,741)	$(3,837,951)

Year ended February 28, 2017
Shares sold	5,383,920	$63,458,721	4,468,007	$45,826,070
Shares issued in reinvestment of distributions	174,059	2,061,686	192,811	1,986,481
Shares redeemed	(1,577,190)	(18,524,741)	(1,302,399)	(13,330,667)

Net increase (decrease)	3,980,789	$46,995,666	3,358,419	$34,481,884

aFor the period August 1, 2017 (effective date) to February 28, 2018.

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3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended February 28, 2018, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
0.473%	0.481%	0.533%	0.471%

Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
0.471%	0.464%	0.467%	0.467%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate.

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Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$147,196	$119,552	$23,310	$119,855
CDSC retained	$ 25,287	$ 3,826	$ 5,538	$ 17,240

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$141,078	$220,702	$280,425	$168,607
CDSC retained	$ 12,447	$ 20,503	$ 18,684	$ 15,623

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended February 28, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Transfer agent fees	$138,372	$114,303	$51,158	$213,640

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3. Transactions with Affiliates (continued)

e. Transfer Agent Fees (continued)

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Transfer agent fees	$194,736	$277,194	$188,960	$246,351

f. Waiver and Expense Reimbursements

For Franklin Colorado Tax-Free Income Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the new transfer agent fee arrangement effective November 1, 2017 will not increase the fees retained by more than 0.02% based on the average net assets of each class. Investor Services may discontinue this waiver in the future.

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03%. Investor Services may discontinue this waiver in the future.

g. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended February 28, 2018, were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Purchases	$16,218,192	$ 9,300,000	$2,200,000	$55,900,000
Sales	$22,600,000	$11,300,000	$ 400,000	$58,900,000

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Purchases	$22,870,000	$24,400,000	$27,000,000	$45,010,000
Sales	$ 8,070,000	$26,400,000	$28,600,000	$30,385,000
4.  Expense Offset Arrangement

Effective December 1, 2017, the Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended February 28, 2018, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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At February 28, 2018, the capital loss carryforwards were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Capital loss carryforwards subject to expiration:
2019	$ —	$ 1,448,482	$ —	$ —
Capital loss carryforwards not subject to expiration:
Short term	13,620,162	14,344,709	7,153,673	12,135,309
Long term	43,259,466	29,312,230	27,219,298	58,032,842
Total capital loss carryforwards	$56,879,628	$45,105,421	$34,372,971	$70,168,151

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Capital loss carryforwards not subject to expiration:
Short term	$ 7,640,952	$18,183,738	$17,616,566	$12,513,011
Long term	2,662,912	15,086,637	56,163,559	76,666,046
Total capital loss carryforwards	$10,303,864	$33,270,375	$73,780,125	$89,179,057

During the year ended February 28, 2018, Franklin Minnesota Tax-Free Income Fund utilized $407,122 of capital loss carryforwards.

On February 28, 2018, the following Funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

Franklin Colorado Tax-Free Income Fund	Franklin Minnesota Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
$2,700,288	$286,131	$3,499,532

The tax character of distributions paid during the years ended February 28, 2018 and 2017, was as follows:

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund		Franklin Connecticut Tax-Free Income Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from tax exempt income	$33,312,588	$33,670,830	$24,122,795	$26,775,648	$9,293,375	$10,870,735

	Franklin Michigan Tax-Free Income Fund		Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from tax exempt income	$32,598,662	$36,990,689	$29,617,364	$31,629,891	$46,902,453	$50,272,385

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund
	2018	2017	2018	2017
Distributions paid from tax exempt income	$40,330,030	$40,963,705	$45,768,346	$47,185,419

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5.  Income Taxes (continued)

At February 28, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Cost of investments	$906,902,549	$680,308,529	$244,176,697	$957,433,158

Unrealized appreciation	$ 35,547,999	$ 29,694,554	$ 8,507,240	$ 27,219,215
Unrealized depreciation	(4,755,094)	(11,031,537)	(1,965,749)	(3,886,361)

Net unrealized appreciation (depreciation)	$ 30,792,905	$ 18,663,017	$ 6,541,491	$ 23,332,854

Undistributed tax exempt income	$ 1,619,544	$ 1,518,045	$ 801,367	$ 2,237,672
Undistributed ordinary income	—	—	—	122,929

Distributable earnings	$ 1,619,544	$ 1,518,045	$ 801,367	$ 2,360,601

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Cost of investments	$1,001,039,517	$1,531,490,631	$1,168,327,828	$1,149,835,244

Unrealized appreciation	$ 28,860,616	$ 54,086,729	$ 47,287,238	$ 52,988,080
Unrealized depreciation	(7,996,508)	(8,647,185)	(9,595,983)	(23,889,247)

Net unrealized appreciation (depreciation)	$ 20,864,108	$ 45,439,544	$ 37,691,255	$ 29,098,833

Distributable earnings - undistributed tax exempt income	$ 685,032	$ 1,297,862	$ 1,492,048	$ 3,234,188

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts, bond workout expenditures and wash sales.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Management has reviewed the requirements and believes the adoption of these provisions of the Act will not have a material impact on the financial statements.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2018, were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Purchases	$167,131,829	$120,706,133	$12,026,263	$129,992,925
Sales	$169,609,713	$129,123,207	$60,085,719	$163,210,464

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	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Purchases	$146,045,478	$244,785,346	$155,020,683	$166,518,342
Sales	$189,995,390	$247,034,543	$159,359,164	$241,031,540

7.  Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At February 28, 2018, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets
Franklin Colorado Tax-Free Income Fund	$4,293,012	0.6%
Franklin Oregon Tax-Free Income Fund	3,645,862	0.3%
Franklin Pennsylvania Tax-Free Income Fund	9,827,650	0.8%

8.  Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2018, the Funds did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2018, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

11.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CDA	Community Development Authority/Agency
COP	Certificate of Participation
CSD	Central School District
EDR	Economic Development Revenue
ETM	Escrow to Maturity
FHA	Federal Housing Authority/Agency
GNMA	Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority/Agency
HDC	Housing Development Corp.
HFA	Housing Finance Authority/Agency
HFAR	Housing Finance Authority Revenue
ID	Improvement District
IDA	Industrial Development Authority/Agency

IDAR	Industrial Development Authority Revenue
IDR	Industrial Development Revenue
ISD	Independent School District
LOC	Letter of Credit
MAC	Municipal Assurance Corp.
MBS	Mortgage-Backed Security
MFHR	Multi-Family Housing Revenue
MUNIPSA	SIFMA Municipal Swap Index
NATL	National Public Financial Guarantee Corp.
PCC	Pollution Control Corp.
PCR	Pollution Control Revenue
RDA	Redevelopment Agency/Authority
SFM	Single Family Mortgage
SFMR	Single Family Mortgage Revenue
SPA	Standby Purchase Agreement
USD	Unified/Union School District
XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Tax-Free Trust and Shareholders of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund (the “Funds”) as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

April 17, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2018. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2019, shareholders will be notified of amounts for use in preparing their 2018 income tax returns.

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Tax-Free Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Tax-Free Trust and to vote on the following proposals for each Fund: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; and to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Tax-Free Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; (ii) the proposal to use a “manager of managers” structure was approved by shareholders of each Fund, except for Franklin Michigan Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund; and (iii) the proposal to approve the amended fundamental investment restriction regarding investments in commodities was approved by shareholders of each Fund, except for Franklin Ohio Tax-Free Income Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.     To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	1,485,764,192	48,269,290
Terrence J. Checki	1,485,932,300	48,101,184
Mary C. Choksi	1,486,925,610	47,110,941
Edith E. Holiday	1,487,685,965	46,349,353
Gregory E. Johnson	1,487,506,272	46,527,212
Rupert H. Johnson, Jr.	1,486,183,613	47,849,870
J. Michael Luttig	1,487,803,427	46,228,223
Larry D. Thompson	1,486,866,073	47,167,412
John B. Wilson	1,488,071,744	45,961,741

Total Trust Shares Outstanding*: 2,524,132,627

* As of the record date.

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Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin Arizona Tax-Free Income Fund

Shares

For	36,288,407
Against	4,391,906
Abstain	2,770,577
Broker Non-Votes	7,926,836
Total Fund Shares Voted	51,377,724
Total Fund Shares Outstanding*	91,045,520

Franklin Colorado Tax-Free Income Fund

Shares

For	22,718,989
Against	2,445,297
Abstain	1,832,571
Broker Non-Votes	6,077,390
Total Fund Shares Voted	33,074,248
Total Fund Shares Outstanding*	64,406,684

Franklin Connecticut Tax-Free Income Fund

Shares

For	12,020,104
Against	1,238,548
Abstain	697,040
Broker Non-Votes	3,844,320
Total Fund Shares Voted	17,800,011
Total Fund Shares Outstanding*	28,114,907

Franklin Michigan Tax-Free Income Fund

Shares

For	35,809,478
Against	4,175,361
Abstain	3,271,519
Broker Non-Votes	11,165,517
Total Fund Shares Voted	54,421,874
Total Fund Shares Outstanding*	90,807,551

Franklin Minnesota Tax-Free Income Fund

Shares

For	38,210,708
Against	2,761,831
Abstain	2,681,162
Broker Non-Votes	11,245,552
Total Fund Shares Voted	54,899,257
Total Fund Shares Outstanding*	86,891,312

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Franklin Ohio Tax-Free Income Fund

Shares

For	52,519,349
Against	4,486,446
Abstain	3,959,671
Broker Non-Votes	23,989,237
Total Fund Shares Voted	84,954,698
Total Fund Shares Outstanding*	126,234,213

Franklin Oregon Tax-Free Income Fund

Shares

For	44,422,929
Against	3,601,294
Abstain	4,175,367
Broker Non-Votes	12,468,574
Total Fund Shares Voted	64,668,161
Total Fund Shares Outstanding*	109,514,043

Franklin Pennsylvania Tax-Free Income Fund

Shares

For	55,652,812
Against	6,571,988
Abstain	3,396,845
Broker Non-Votes	17,790,338
Total Fund Shares Voted	83,411,987
Total Fund Shares Outstanding*	127,042,358

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin Arizona Tax-Free Income Fund

Shares

For	35,996,698
Against	3,875,968
Abstain	3,578,222
Broker Non-Votes	7,926,836
Total Fund Shares Voted	51,377,724
Total Fund Shares Outstanding*	91,045,520

Franklin Colorado Tax-Free Income Fund

Shares

For	22,636,795
Against	2,155,730
Abstain	2,204,334
Broker Non-Votes	6,077,390
Total Fund Shares Voted	33,074,248
Total Fund Shares Outstanding*	64,406,684

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Franklin Connecticut Tax-Free Income Fund

Shares

For	12,552,020
Against	520,117
Abstain	883,554
Broker Non-Votes	3,844,320
Total Fund Shares Voted	17,800,011
Total Fund Shares Outstanding*	28,114,907

Franklin Michigan Tax-Free Income Fund

Shares

For	36,645,710
Against	2,890,999
Abstain	3,719,648
Broker Non-Votes	11,165,517
Total Fund Shares Voted	54,421,874
Total Fund Shares Outstanding*	90,807,551

Franklin Minnesota Tax-Free Income Fund

Shares

For	38,152,336
Against	2,034,191
Abstain	3,467,177
Broker Non-Votes	11,245,552
Total Fund Shares Voted	54,899,257
Total Fund Shares Outstanding*	86,891,312

Franklin Ohio Tax-Free Income Fund

Shares

For	52,984,998
Against	3,230,365
Abstain	4,750,098
Broker Non-Votes	23,989,237
Total Fund Shares Voted	84,954,698
Total Fund Shares Outstanding*	126,234,213

Franklin Oregon Tax-Free Income Fund

Shares

For	43,969,456
Against	3,121,678
Abstain	5,108,452
Broker Non-Votes	12,468,574
Total Fund Shares Voted	64,668,161
Total Fund Shares Outstanding*	109,514,043

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Franklin Pennsylvania Tax-Free Income Fund

Shares

For	56,932,528
Against	4,263,250
Abstain	4,425,871
Broker Non-Votes	17,790,338
Total Fund Shares Voted	83,411,987
Total Fund Shares Outstanding*	127,042,358

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	113	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	139	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	113	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	139	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President - AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN TAX-FREE TRUST

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund;

(iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the

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SHAREHOLDER INFORMATION

financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2017. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Arizona Tax-Free Income Fund and Franklin Ohio Tax-Free Income Fund - The Performance Universe for the Franklin Arizona Tax-Free Income Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Performance Universe for the Franklin Ohio Tax-Free Income Fund included the Fund and all retail and institutional Ohio municipal debt funds. The Board noted that the Funds’ annualized income returns and annualized total returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board concluded that the Funds’ performance was satisfactory.

Franklin Oregon Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was equal to the median of its Performance Universe, for the three- and 10-year periods was above the median of its Performance Universe, and for the five-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Colorado Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was below the median of its Performance Universe, but for the five-and 10-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Minnesota Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional Minnesota municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Michigan Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and 10-year periods was below the median of its Performance Universe, but for the five-year period was equal to the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Pennsylvania Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional Pennsylvania municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods

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SHAREHOLDER INFORMATION

was below the median of its Performance Universe, but for the 10-year period was equal to the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Connecticut Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund - The Expense Group for each Fund, except for the Franklin Minnesota Tax-Free Income Fund and the Franklin Pennsylvania Tax-Free Income Fund, included the Fund and between five and ten other “other states” municipal debt funds. The Expense Group for the Franklin Minnesota Tax-Free Income Fund included the Fund and seven other Minnesota municipal debt funds. The Expense Group for the Franklin Pennsylvania Tax-Free Income Fund included the Fund and nine other Pennsylvania municipal debt funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Franklin Ohio Tax-Free Income Fund - The Expense Group for this Fund included the Fund and five other Ohio municipal debt funds. The Board noted that the Management Rate for the Fund was equal to the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Connecticut Tax-Free Income Fund - The Expense Group for this Fund included the Fund and twelve other “other states” municipal debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years.

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Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	TF3 A 04/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $805,084 for the fiscal year ended February 28, 2018 and $818,858 for the fiscal year ended February 28, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended February 28, 2018 and $255,000 for the fiscal year ended February 28, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments and benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,000 for the fiscal year ended February 28, 2018 and $255,000 for the fiscal year ended February 28, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle , Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	April 26, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date	April 26, 2018